RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                               JPMORGAN CHASE BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2004


                        Mortgage Loan Backed Certificates

                                 Series 2004-SP2


                                                 TABLE OF CONTENTS

                                                     ARTICLE I

                                                    DEFINITIONS
         Section 1.01.     Definitions............................................................................3
                  Accrued Certificate Interest....................................................................3
                  Adjusted Mortgage Rate..........................................................................4
                  Advance.........................................................................................4
                  Affiliate.......................................................................................4
                  Agreement.......................................................................................4
                  Amount Held for Future Distribution.............................................................4
                  Appraised Value.................................................................................4
                  Assignment......................................................................................4
                  Assignment Agreement............................................................................5
                  Available Distribution Amount...................................................................5
                  Bankruptcy Amount...............................................................................5
                  Bankruptcy Code.................................................................................5
                  Bankruptcy Loss.................................................................................5
                  Book-Entry Certificate..........................................................................6
                  Business Day....................................................................................6
                  Calendar Quarter................................................................................6
                  Capitalization Reimbursement Amount.............................................................6
                  Capitalization Reimbursement Shortfall Amount...................................................6
                  Cash Liquidation................................................................................6
                  Certificate.....................................................................................6
                  Certificate Account.............................................................................6
                  Certificate Account Deposit Date................................................................6
                  Certificateholder or Holder.....................................................................6
                  Certificate Owner...............................................................................7
                  Certificate Principal Balance...................................................................7
                  Certificate Register and Certificate Registrar..................................................7
                  Class...........................................................................................7
                  Class A Certificates............................................................................7
                  Class A-I Certificates..........................................................................8
                  Class A-II Certificates.........................................................................8
                  Class A-II-PO Collection Shortfall..............................................................8
                  Class A-II-PO Principal Distribution Amount.....................................................8
                  Class B Certificates............................................................................8
                  Class B-1 Certificate...........................................................................8
                  Class B-2 Certificate...........................................................................8
                  Class B-3 Certificate...........................................................................8
                  Class M Certificates............................................................................8
                  Class M-1 Certificate...........................................................................8
                  Class M-2 Certificate...........................................................................8
                  Class M-3 Certificate...........................................................................9


                                                         i




                  Class R Certificate.............................................................................9
                  Class R-I Certificate...........................................................................9
                  Class R-II Certificate..........................................................................9
                  Closing Date....................................................................................9
                  Code............................................................................................9
                  Commission......................................................................................9
                  Compensating Interest...........................................................................9
                  Corporate Trust Office..........................................................................9
                  Credit Repository...............................................................................9
                  Credit Support Depletion Date...................................................................9
                  Curtailment....................................................................................10
                  Custodial Account..............................................................................10
                  Custodial Agreement............................................................................10
                  Custodian......................................................................................10
                  Cut-off Date...................................................................................10
                  Cut-off Date Balance...........................................................................10
                  Cut-off Date Principal Balance.................................................................10
                  Debt Service Reduction.........................................................................10
                  Deficient Valuation............................................................................10
                  Definitive Certificate.........................................................................10
                  Deleted Mortgage Loan..........................................................................10
                  Delinquent.....................................................................................10
                  Depository.....................................................................................11
                  Depository Participant.........................................................................11
                  Destroyed Mortgage Note........................................................................11
                  Determination Date.............................................................................11
                  Discount Fraction..............................................................................11
                  Discount Mortgage Loan.........................................................................11
                  Discount Net Mortgage Rate.....................................................................11
                  Disqualified Organization......................................................................11
                  Distribution Date..............................................................................12
                  Due Date.......................................................................................12
                  Due Period.....................................................................................12
                  Eligible Account...............................................................................12
                  Eligible Funds.................................................................................12
                  Eligible Master Servicing Compensation.........................................................13
                  ERISA..........................................................................................13
                  Event of Default...............................................................................13
                  Excess Bankruptcy Loss.........................................................................13
                  Excess Loss....................................................................................13
                  Excess Special Hazard Loss.....................................................................13
                  Excess Subordinate Principal Amount............................................................13
                  Exchange Act...................................................................................13
                  Extraordinary Events...........................................................................13
                  Extraordinary Losses...........................................................................14
                  Fannie Mae.....................................................................................14


                                                        ii




                  FASIT..........................................................................................14
                  FDIC...........................................................................................14
                  FHA............................................................................................14
                  Final Certification............................................................................14
                  Final Distribution Date........................................................................14
                  Fitch..........................................................................................14
                  Foreclosure Profits............................................................................14
                  Freddie Mac....................................................................................15
                  Group I Cut-off Date Balance...................................................................15
                  Group II Cut-off Date Balance..................................................................15
                  Group I Loan...................................................................................15
                  Group II Loan..................................................................................15
                  Group I Pool Stated Principal Balance..........................................................15
                  Group II Pool Stated Principal Balance.........................................................15
                  Group I Senior Certificates....................................................................15
                  Group II Senior Certificates...................................................................15
                  Hazardous Materials............................................................................15
                  Highest Priority...............................................................................15
                  Independent....................................................................................15
                  Index..........................................................................................16
                  Initial Certificate Principal Balance..........................................................16
                  Initial Notional Amount........................................................................16
                  Initial Subordinate Class Percentage...........................................................16
                  Insurance Proceeds.............................................................................16
                  Interest Accrual Period........................................................................16
                  Interest Only Certificate......................................................................16
                  Interim Certification..........................................................................16
                  Interested Person..............................................................................16
                  Late Collections...............................................................................16
                  Liquidation Proceeds...........................................................................17
                  Loan Group.....................................................................................17
                  Loan-to-Value Ratio............................................................................17
                  Lower Priority.................................................................................17
                  Lowest Priority................................................................................17
                  Maturity Date..................................................................................17
                  MERS...........................................................................................17
                  MERS(R)System..................................................................................17
                  MIN............................................................................................17
                  Modified Mortgage Loan.........................................................................18
                  Modified Net Mortgage Rate.....................................................................18
                  MOM Loan.......................................................................................18
                  Monthly Payment................................................................................18
                  Moody's........................................................................................18
                  Mortgage.......................................................................................18
                  Mortgage File..................................................................................18
                  Mortgage Loan Schedule.........................................................................18


                                                        iii




                  Mortgage Loans.................................................................................19
                  Mortgage Note..................................................................................19
                  Mortgage Rate..................................................................................19
                  Mortgaged Property.............................................................................19
                  Mortgagor......................................................................................19
                  Net Mortgage Rate..............................................................................19
                  Non-Discount Mortgage Loan.....................................................................19
                  Non-Primary Residence Loans....................................................................19
                  Non-United States Person.......................................................................20
                  Nonrecoverable Advance.........................................................................20
                  Nonsubserviced Mortgage Loan...................................................................20
                  Notice.........................................................................................20
                  Notional Amount................................................................................20
                  Officers' Certificate..........................................................................20
                  Opinion of Counsel.............................................................................20
                  Optional Termination Date......................................................................21
                  Outstanding Mortgage Loan......................................................................21
                  Ownership Interest.............................................................................21
                  Pass-Through Rate..............................................................................21
                  Paying Agent...................................................................................21
                  Percentage Interest............................................................................21
                  Permitted Investments..........................................................................21
                  Permitted Transferee...........................................................................23
                  Person.........................................................................................23
                  Pool Strip Rate................................................................................23
                  Prepayment Assumption..........................................................................23
                  Prepayment Distribution Percentage.............................................................23
                  Prepayment Distribution Trigger................................................................24
                  Prepayment Interest Shortfall..................................................................24
                  Prepayment Period..............................................................................24
                  Primary Insurance Policy.......................................................................24
                  Principal Prepayment...........................................................................24
                  Principal Prepayment in Full...................................................................25
                  Program Guide..................................................................................25
                  Purchase Price.................................................................................25
                  Qualified Insurer..............................................................................25
                  Qualified Substitute Mortgage Loan.............................................................25
                  Rating Agency..................................................................................26
                  Realized Loss..................................................................................26
                  Record Date....................................................................................27
                  Regular Certificates...........................................................................27
                  Regular Interest...............................................................................27
                  Related Classes................................................................................27
                  Relief Act.....................................................................................27
                  Relief Act Shortfalls..........................................................................27
                  REMIC..........................................................................................27


                                                        iv




                  REMIC Administrator............................................................................27
                  REMIC I........................................................................................27
                  REMIC I Accrued Interest.......................................................................27
                  REMIC I Regular Interests......................................................................28
                  REMIC I Subordinated Balance Ratio.............................................................28
                  REMIC II.......................................................................................28
                  REMIC Provisions...............................................................................29
                  REO Acquisition................................................................................29
                  REO Disposition................................................................................29
                  REO Imputed Interest...........................................................................29
                  REO Proceeds...................................................................................29
                  REO Property...................................................................................29
                  Reportable Modified Mortgage Loan..............................................................29
                  Repurchase Event...............................................................................29
                  Repurchase Price...............................................................................29
                  Request for Release............................................................................30
                  Required Insurance Policy......................................................................30
                  Residential Funding............................................................................30
                  Responsible Officer............................................................................30
                  Schedule of Discount Fractions.................................................................30
                  Senior Accelerated Distribution Percentage.....................................................30
                  Senior Certificates............................................................................31
                  Senior Percentage..............................................................................32
                  Senior Principal Distribution Amount...........................................................32
                  Servicing Accounts.............................................................................32
                  Servicing Advances.............................................................................32
                  Servicing Fee..................................................................................32
                  Servicing Fee Rate.............................................................................32
                  Senior Interest Distribution Amount............................................................32
                  Servicing Modification.........................................................................32
                  Servicing Officer..............................................................................33
                  Special Hazard Amount..........................................................................33
                  Special Hazard Loss............................................................................33
                  Standard & Poor's..............................................................................33
                  Startup Date...................................................................................34
                  Stated Principal Balance.......................................................................34
                  Subclass.......................................................................................34
                  Subordination..................................................................................34
                  Subordinate Certificate........................................................................34
                  Subordinate Class Percentage...................................................................34
                  Subordinate Percentage.........................................................................34
                  Subordinate Principal Distribution Amount......................................................34
                  Subsequent Recoveries..........................................................................35
                  Subserviced Mortgage Loan......................................................................35
                  Subservicer....................................................................................35
                  Subservicer Advance............................................................................35


                                                         v




                  Subservicing Account...........................................................................35
                  Subservicing Agreement.........................................................................35
                  Subservicing Fee...............................................................................36
                  Subservicing Fee Rate..........................................................................36
                  Tax Returns....................................................................................36
                  Transfer.......................................................................................36
                  Transferee.....................................................................................36
                  Transferor.....................................................................................36
                  Trust Fund.....................................................................................36
                  Uniform Single Attestation Program for Mortgage Bankers........................................36
                  Uncertificated Class A-II-IO REMIC II Regular Interests........................................37
                  Uncertificated Notional Amount.................................................................37
                  Uncertificated Pass-Through Rate...............................................................37
                  Uncertificated Principal Balance...............................................................37
                  Uncertificated REMIC Regular Interest Distribution Amount......................................37
                  Uncertificated REMIC Regular Interests.........................................................37
                  Uninsured Cause................................................................................37
                  United States Person...........................................................................37
                  VA.............................................................................................37
                  Voting Rights..................................................................................38

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans..........................................................39
         Section 2.02.     Acceptance by Trustee.................................................................44
         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                           Depositor.............................................................................45
         Section 2.04.     Representations and Warranties of Residential Funding.................................48
         Section 2.05.     Execution and Authentication of Certificates; Conveyance of Uncertificated
                           REMIC Regular Interests...............................................................49

                                                    ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
         Section 3.01.     Master Servicer to Act as Servicer....................................................51
         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers;
                           Enforcement of Subservicers' Obligations..............................................52
         Section 3.03.     Successor Subservicers................................................................53
         Section 3.04.     Liability of the Master Servicer......................................................54
         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                           Certificateholders....................................................................54
         Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.......................54
         Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                           Account...............................................................................54


                                                        vi




         Section 3.08.     Subservicing Accounts; Servicing Accounts.............................................57
         Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage
                           Loans.................................................................................58
         Section 3.10.     Permitted Withdrawals from the Custodial Account......................................59
         Section 3.11.     Maintenance of Primary Insurance Coverage.............................................60
         Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....................61
         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification
                           Agreements; Certain Assignments.......................................................62
         Section 3.14.     Realization Upon Defaulted Mortgage Loans.............................................64
         Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.......................................66
         Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation
                            .....................................................................................68
         Section 3.17.     Reports to the Trustee and the Depositor..............................................69
         Section 3.18.     Annual Statement as to Compliance.....................................................69
         Section 3.19.     Annual Independent Public Accountants' Servicing Report...............................70
         Section 3.20.     Right of the Depositor in Respect of the Master Servicer..............................70
         Section 3.21.     Advance Facility......................................................................70

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
         Section 4.01.     Certificate Account...................................................................75
         Section 4.02.     Distributions.........................................................................75
         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange
                           Act Reporting.........................................................................85
         Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the
                           Master Servicer.......................................................................87
         Section 4.05.     Allocation of Realized Losses.........................................................89
         Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.........................90
         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.........................................90

                                                     ARTICLE V

                                                 THE CERTIFICATES
         Section 5.01.     The Certificates......................................................................92
         Section 5.02.     Registration of Transfer and Exchange of Certificates.................................94
         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.....................................99
         Section 5.04.     Persons Deemed Owners.................................................................99
         Section 5.05.     Appointment of Paying Agent..........................................................100

                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER
         Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer......................101
         Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                           of Rights and Delegation of Duties by Master Servicer................................101


                                                        vii




         Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer
                           and Others...........................................................................102
         Section 6.04.     Depositor and Master Servicer Not to Resign..........................................102

                                                    ARTICLE VII

                                                      DEFAULT
         Section 7.01.     Events of Default....................................................................104
         Section 7.02.     Trustee or Depositor to Act; Appointment of Successor................................105
         Section 7.03.     Notification to Certificateholders...................................................107
        Section 7.04.     Waiver of Events of Default..........................................................107

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE
         Section 8.01.     Duties of Trustee....................................................................108
         Section 8.02.     Certain Matters Affecting the Trustee................................................109
         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans................................111
         Section 8.04.     Trustee May Own Certificates.........................................................111
         Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification..................111
         Section 8.06.     Eligibility Requirements for Trustee.................................................112
         Section 8.07.     Resignation and Removal of the Trustee...............................................112
         Section 8.08.     Successor Trustee....................................................................113
         Section 8.09.     Merger or Consolidation of Trustee...................................................114
         Section 8.10.     Appointment of Co-Trustee or Separate Trustee........................................114
         Section 8.11.     Appointment of Custodians............................................................115

                                                    ARTICLE IX

                                                    TERMINATION
         Section 9.01.     Termination Upon Purchase by the Master Servicer or Liquidation of All
                           Mortgage Loans.......................................................................115
         Section 9.02.     Additional Termination Requirements..................................................118

                                                     ARTICLE X

                                                 REMIC PROVISIONS
         Section 10.01.    REMIC Administration.................................................................120
         Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.....................123
         Section 10.03     Distributions on the REMIC I Regular Interests.......................................124
         Section 10.04.    Distributions on the Uncertificated REMIC Regular Interests..........................124




                                                       viii





                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
         Section 11.01.    Amendment............................................................................126
         Section 11.02.    Recordation of Agreement; Counterparts...............................................128
         Section 11.03.    Limitation on Rights of Certificateholders...........................................128
         Section 11.04.    Governing Law........................................................................129
         Section 11.05.    Notices..............................................................................129
         Section 11.06.    Notices to Rating Agencies...........................................................130
         Section 11.07.    Severability of Provisions...........................................................131
         Section 11.08.    Supplemental Provisions for Resecuritization.........................................131


Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class M Certificate
Exhibit C         Form of Class B Certificate
Exhibit D         Form of Class R Certificate
Exhibit E         Form of Custodial Agreement
Exhibit F-1       Group I Loan Schedule
Exhibit F-2       Group II Loan Schedule
Exhibit G         Forms of Request for Release
Exhibit H-1       Form of Transfer Affidavit and Agreement
Exhibit H-2       Form of Transferor Certificate
Exhibit I         Form of Investor Representation Letter
Exhibit J         Form of Transferor Representation Letter
Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
                  11.01(e) for a Limited Guaranty
Exhibit L         Form of Limited Guaranty
Exhibit M         Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N         Form of Rule 144A Investment Representation
Exhibit O         [Reserved]
Exhibit P         Schedule of Discount Fractions
Exhibit Q         Form of Request for Exchange
Exhibit R-1:      Form of Form 10-K Certification
Exhibit R-2:      Form of Back-Up Certification to Form 10-K Certificate
Exhibit S:        Information to be Provided by the Master Servicer to the Rating Agencies Relating
                  to Reportable Modified Mortgage Loans


         This Pooling and Servicing Agreement, effective as of July 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage loan backed certificates (collectively, the "Certificates"), to be issued hereunder in thirteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                                      REMIC I

         As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and Group II Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the date set forth below. None of the REMIC I Regular Interests will be certificated.



                                                            UNCERTIFICATED REMIC I      LATEST POSSIBLE
       DESIGNATION             PASS-THROUGH RATE              PRINCIPAL BALANCE         MATURITY DATE
         A-II-PO                     0.00%                        $33,469.00                    January 2032
          I-SUB                      6.50%                          $70.26                      January 2032
          I-ZZZ                      6.50%                      $36,019,670.40                  January 2032
         II-SUB                      6.50%                         $212.79                      January 2032
         II-ZZZ                      6.50%                     $109,074,718.75                  January 2032
      REMIC I IO-II                   (1)                            (2)                        January 2032
    Regular Interests

---------------
(1) Calculated as provided in the definition of REMIC I Pass-Through Rate. (2) The REMIC I IO-II Regular Interests will not have an Uncertificated Principal Balance.

                                                     REMIC II

         As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the date set forth below.


                                                  AGGREGATE
                                                   INITIAL
                                                 CERTIFICATE
                               PASS-THROUGH-      PRINCIPAL
  DESIGNATION       TYPE           RATE            BALANCE           FEATURES        MATURITY DATE    INITIAL RATINGS(7)
  -----------       ----           ----            -------           --------        -------------    ---------------
                                                                                                        S&P     MOODY'S
   Class A-I       Senior      Variable Rate     $35,317,000.00       Senior       January 25, 2032     AAA       Aaa
 Class A-II-1      Senior          6.00%        $ 96,252,000.00       Senior       January 25, 2032     AAA       Aaa
                                                                Senior/Prepayment
 Class A-II-2      Senior          6.00%         $10,695,000.00      Lockout       January 25, 2032     AAA       Aaa
                                                                 Senior/Interest
 Class A-II-IO     Senior      Variable Rate       $       0.00        Only        January 25, 2032     AAA       Aaa
                                                                 Senior/Principal
 Class A-II-PO     Senior          0.00%             $33,469.00        Only        January 25, 2032     AAA       Aaa
   Class M-1     Mezzanine   Variable Rate(1)      $ 943,000.00     Mezzanine      January 25, 2032     AA        Aa2
   Class M-2     Mezzanine   Variable Rate(1)      $ 725,000.00     Mezzanine      January 25, 2032      A         A2
   Class M-3     Mezzanine   Variable Rate(1)      $ 580,000.00     Mezzanine      January 25, 2032     BBB       Baa2
   Class B-1    Subordinate  Variable Rate(1)      $ 217,000.00    Subordinate     January 25, 2032     BB        Ba2
   Class B-2    Subordinate  Variable Rate(1)      $ 145,000.00    Subordinate     January 25, 2032      B         B2
   Class B-3    Subordinate  Variable Rate(1)      $ 220,572.20    Subordinate     January 25, 2032     N/R       N/R
   Class R-I      Residual     Variable Rate            $100.00      Residual      January 25, 2032     AAA       Aaa
  Class R-II      Residual     Variable Rate            $100.00      Residual      January 25, 2032     AAA       Aaa


---------------
(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.

         The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $36,019,840.66. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $109,108,400.54. The Group II Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $145,128,241.20.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Section 1.01.     Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Principal Only Certificates), an amount equal to interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated to such Class of Certificates for such Distribution Date, to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to each Class of Subordinate Certificates to the extent not covered by the Subordination provided by each Subordinate Certificate with a Lower Priority, including in each case:

         (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), allocated among the Certificates on a pro rata basis in accordance with the amount of Accrued Certificate Interest payable from the related Loan Group for such Distribution Date absent such shortfalls,

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
                  Mortgage Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Losses from the related Loan Group) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Losses from the related Loan Group, and

         (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the related Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value: As to any Mortgaged  Property,  one of the following:
(i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination or
(ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

         Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

         Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are related Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the related Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to
Section 3.12(a) in respect of the related Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the related Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the related Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the related Mortgage Loans and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the related Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy Amount: As of any date of determination, an amount equal to $100,000, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Mortgage Loans up to such date of determination. The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

         Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

         Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

         Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Loan Backed Certificates, Series 2004-SP2" and which must be an Eligible Account.

         Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

         (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A Certificates: Any one of the Class A-I, Class A-II-1, Class A-II-2, Class A-II-IO or Class A-II-PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the

Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class A-I Certificates: The Class A-I Certificates.

        Class A-II Certificates: Any one of the Class A-II-1, Class A-II-2, Class A-II-IO and Class A-II-PO Certificates.

         Class A-II-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-II-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-II-PO Certificates.

         Class A-II-PO Principal Distribution Amount: As defined in Section 4.02(b)(i).

         Class B Certificates: Any one of the Class B-1, Class B-2 or Class B-3 Certificates.

         Class B-1 Certificate: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-2 and Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class B-2 Certificate: Any one of the Class B-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class B-3 Certificate: Any one of the Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

         Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of

Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

         Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

         Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Closing Date: August 6, 2004.

         Code: The Internal Revenue Code of 1986.

         Commission: The Securities and Exchange Commission.
         ----------

         Compensating Interest: As determined with respect to each Loan Group, with respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period and included in the related Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans in the related Loan Group immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

         Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Global Debt, RAMP, Series 2004-SP2.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

         Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodian: A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date: July 1, 2004.

        Cut-off Date Balance: The Group I Cut-off Date Balance or Group II Cut-off Date Balance, as the case may be.

         Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of July 2004), whether or not received.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate: Any definitive, fully registered Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the related
Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the related Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit P hereto.

         Discount Mortgage Loan: Any Group II Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the related Discount Net Mortgage Rate per annum and any Group II Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate: With respect to a Discount Mortgage Loan, 6.00% per annum.

         Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

         Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         Eligible Funds:  With respect to each Loan Group,  on any  Distribution
Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the applicable Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-II-PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates payable from the related Available Distribution Amount.

         Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

        Excess Loss: Any Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss.

         Excess Special Hazard Loss: Any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

         Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                           1. by any government or sovereign  power,  de jure or
                  defacto, or by any authority maintaining or using military, naval or air forces; or

                           2. by military, naval or air forces; or

                           3. by an agent of any such government, power, authority or forces; or

                           4. any  weapon of war  employing  atomic  fission  or
                  radioactive force whether in time of peace or war; or

                           5. insurrection,  rebellion,  revolution,  civil war,
                  usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         Fannie Mae:  Fannie  Mae, a federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

         FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHA: The Federal Housing Administration, or its successor.

         Final Certification: As defined in Section 2.02.

         Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Fitch: Fitch, Inc., or its successor in interest.

         Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due

Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Group I Cut-off Date Balance: $36,019,840.66.

         Group II Cut-off Date Balance: $109,108,400.54.

        Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

        Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

         Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

         Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

         Group I Senior Certificates: Any of the Class A-I, Class R-I and Class R-II Certificates.

         Group II Senior Certificates: Any of the Class A-II Certificates.

         Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

         Highest Priority: As of any date of determination and any Loan Group, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

         Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         Initial Notional Amount: With respect to any Class A-II-IO Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Group II Loans corresponding to the Uncertificated Class A-II-IO REMIC II Regular Interests represented by such Class or Subclass on such date.

         Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

         Class M-1: 0.65%                            Class B-1: 0.15%
         Class M-2: 0.50%                            Class B-2: 0.10%
         Class M-3: 0.40%                            Class B-3: 0.15%

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         Interest Only Certificate: The Class A-II-IO Certificates.

         Interim Certification: As defined in Section 2.02.

         Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Trustee, any Mortgagor, any manager of a Mortgaged Property, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

         Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan Group: With respect to the Class A-I Certificates, Class R Certificates and REMIC I Regular Interests I-SUB and I-ZZZ, the Group I Loans; with respect to the Class A-II-1, Class A-II-2, Class A-II-PO and Class A-II-IO Certificates and REMIC I Regular Interests II-SUB, II-ZZZ, REMIC I Regular Interest A-II-PO and REMIC I IO-II Regular Interest, the Group II Loans; and with respect to the Class M Certificates and Class B Certificates, the Group I Loans and Group II Loans.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in August 2009, 0%. For any Distribution Date occurring after the first five years following the Closing Date, a percentage determined as follows: (i) for any Distribution Date during the sixth year after the Closing Date, 30%; (ii) for any Distribution Date during the seventh year after the Closing Date, 40%; (iii) for any Distribution Date during the eighth year after the Closing Date, 60%; (iv) for any Distribution Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

         Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

         Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is the date set forth in the Preliminary Statement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)  System:  The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

         MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: With respect to each Mortgage Note, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1 and Exhibit F-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

         (i) the Mortgage Loan identifying number ("RFC LOAN #");

         (ii) [reserved];

         (iii) the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT");

         (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

         (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

         (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

         (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (ix) the Loan-to-Value Ratio at origination ("LTV");

         (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

         (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

         Such schedules may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibits F-1 and F-2 hereto.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan.

         Mortgagor: The obligor on a Mortgage Note.

         Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

         Non-Discount Mortgage Loan: With respect to Loan Group II, a Mortgage Loan that is not a Discount Mortgage Loan from such Loan Group.

         Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person: Any Person other than a United States Person.

         Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

         Notice: As defined in Section 4.04.

         Notional Amount: As of any Distribution Date, with respect to any Class A-II-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d), the aggregate Stated Principal Balance of the Group II Loans corresponding to the Uncertificated Class A-II-IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

         Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 5.00% of the Cut-off Date Principal Balance.

         Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate: With respect to the Class A-I Certificates and Class R Certificates and any Distribution Date, the weighted average of the Net
Mortgage Rates of the Group I Loans. With respect to the Class A-II-1 Certificates and Class A-II-2 Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-II-IO Certificates and any Distribution Date, the weighted average of the excess of (x) the Net Mortgage Rate for each Group II Loan, over (y) 6.00%. The Class A-II-PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest. With respect to the Class M Certificates and Class B Certificates and any Distribution Date, the weighted average of the Pass-Through Rates of the Class A-I, Class A-II-1 and Class A-II-2 Certificates, weighted in proportion to the results of subtracting from each Loan Group (other than the portion attributable to the Class A-II-PO Certificates) (to an amount not less than zero), the aggregate Certificate Principal Balance of the related Senior Certificates (other than the Class A-II-PO Certificates).

        Paying Agent: JPMorgan Chase Bank or any successor Paying Agent appointed by the Trustee.

         Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments: One or more of the following:

         (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short- term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

         (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

         (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

         (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the related Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 45% CPR.

         Prepayment  Distribution  Percentage:  With respect to any Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

                  (i) For any Distribution Date for which the related Senior Accelerated Distribution Percentage is equal to 100%, 0%.

                  (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                           (a)  in  the  case  of  the   Class  of   Subordinate
                  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                           (b) in the case of each  other  Class of  Subordinate
                  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                  (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
         4.02 of this Agreement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining
         Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
         Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment

         Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non- Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each related Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the related Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the related Prepayment Period, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the amount of such Curtailment.

         Prepayment   Period:   As  to  any  Distribution   Date  and  Principal
Prepayment, the calendar month preceding the month of such Distribution Date.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1 or Exhibit F-2 with the exception of either code "23" or "96" under the column "MI CO CODE".

         Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

         Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

         Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)), in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

         Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

         Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan and

         (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating Agency: Standard & Poor's and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate, from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate, and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such

Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs (or in the case of the first Distribution Date, the Closing Date).

        Regular Certificates: The Class A Certificates, Class M Certificates and Class B Certificates.

         Regular Interest: Any one of the regular interests in the Trust Fund.

         Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

         Relief Act: The Servicemembers Civil Relief Act.

        Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

         REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loans and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

         REMIC I Accrued Interest: With respect to each Distribution Date, as to any REMIC I Regular Interest, interest accrued during the related Interest Accrual Period at the related REMIC I

Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. REMIC I Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case REMIC I Accrued Interest on any REMIC I Regular Interest will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.02),
(ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the REMIC I Regular Interests in proportion to their respective amounts of REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

         REMIC I Pass-Through Rate: With respect to REMIC I Regular Interests I-SUB, I-ZZZ, the weighted average of the Net Mortgage Rates of the Group I Loans; with respect to REMIC I Regular Interest II-SUB and II-ZZZ, 6.00%; with respect to REMIC I Regular Interest A-II-PO, 0.00%; and with respect to each REMIC I IO-II Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan in Loan Group II.

         REMIC I Regular Interests: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each such REMIC I Regular Interest shall accrue interest at the related REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The following is a list of the REMIC I Regular Interests: REMIC I Regular Interest A-II-PO, REMIC I Regular Interest I-SUB, REMIC I Regular Interest I- ZZZ, REMIC I Regular Interest II-SUB, REMIC I Regular Interest II-ZZZ and REMIC I IO-II Regular Interests.

         REMIC I Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each of the REMIC I Regular Interests ending with the designation "SUB" equal to the ratio among:

(1) the excess of (x) the aggregate of the Group I Pool Stated Principal Balance over (y) the aggregate Certificate Principal Balance of the Class A-I, Class R-I and Class R-II Certificates;

(2) the excess of (x) the aggregate of the Group II Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-II-1, Class A-II-2 and Class A-II-PO Certificates;

         REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate, that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if (a) such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter or (b) if such Mortgage Loan is subject to a Deficient Valuation or Debt Service Reduction.

         Repurchase Event: As defined in the Assignment Agreement.
         ----------------

         Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

         Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Residential  Funding:   Residential  Funding  Corporation,  a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible Officer: When used with respect to the Trustee, any officer of the Institutional Services/Structured Finance Services of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with direct responsibility for the administration of this Agreement, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as Exhibit P hereof.

         Senior Accelerated Distribution Percentage: With respect to each Loan Group and any Distribution Date occurring during the first five years after the Closing Date, 100%. With respect to any Distribution Date thereafter and each Loan Group, as follows:

         (i) for any Distribution Date during the sixth year after the Closing Date, the related Senior Percentage for such
                  Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

         (ii) for any Distribution Date during the seventh year after the Closing Date, the related Senior Percentage for such
                  Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

         (iii) for any Distribution Date during the eighth year after the Closing Date, the related Senior Percentage for such
                  Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

         (iv) for any Distribution Date during the ninth year after the Closing Date, the related Senior Percentage for such
                  Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

         (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled reduction to the related Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the  outstanding  principal  balance of the Mortgage
         Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                  (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

         (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Principal Only
Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificates: Any of the Group I Senior Certificates or the Group II Senior Certificates.

         Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of (a) the Group I Senior Certificates or (b) the Group II Senior Certificates (other than the Class A-II-PO Certificates), in each case immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) in the related Loan Group immediately prior to such Distribution Date.

         Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Agreement, and (b) the sum of the amounts required to be distributed to the related Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Agreement.

         Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

         Servicing Fee Rate: The sum of the per annum rates designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         Senior Interest Distribution Amount: With respect to each group of Senior Certificates (other than the Class A-II-PO Certificates) as defined in
Section 4.02(a)(i).

         Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Amount: As of any Distribution Date, an amount equal to $1,762,013 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 23.63% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California. The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

         Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Startup Date: The day designated as such pursuant to Article X hereof.

         Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) Cut-off Date Principal Balance of the Mortgage Loan, plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (x) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, (y) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (z) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Subclass: With respect to the Class A-II-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-II-IO REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-II-IO Certificates pursuant to Section 5.01(c).

         Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Agreement (without giving effect to the related Senior Percentage), to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Agreement (without giving effect to the related Senior Accelerated Distribution Percentage)
to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates;
(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-II-PO Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

         Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in

Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

         Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund: Collectively, the assets of REMIC I and REMIC II.

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-II-IO REMIC II Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-II-IO Certificates, or any Subclass thereof, if the Pass-Through Rate on such Certificate or Subclass were equal to the Uncertificated Pass-Through Rate and the notional amount of such Certificate or Subclass were equal to the Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-II-IO Certificates, as the case may be, pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-II-IO REMIC II Regular Interests, pro rata in accordance with the amount of interest accrued with respect to each Uncertificated Class A-II-IO REMIC II Regular Interest and such Distribution Date.

         Uncertificated Class A-II-IO REMIC II Regular Interests: The 291 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group II having a Net Mortgage Rate greater than 6.00%, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

         Uncertificated Notional Amount: With respect to each REMIC I IO-II Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group II. With respect to each Uncertificated Class A-II-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO-II Regular Interest.

         Uncertificated Pass-Through Rate: Each Uncertificated Class A-II-IO REMIC II Regular Interest will not have a Uncertificated Pass-Through Rate but shall be entitled to receive 100% of the amounts distributed to the related REMIC I Regular Interest.

         Uncertificated Principal Balance: With respect to each REMIC I Regular Interest on any date of determination, the amount set forth in the Preliminary Statement hereto minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such REMIC I Regular Interest pursuant to Section 10.04.

         Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interests for such Distribution Date pursuant to
Section 10.05(a).

        Uncertificated REMIC Regular Interests: The Uncertificated Class A-II-IO REMIC II Regular Interests.

         Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         VA: The Veterans Administration, or its successor.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Interest Only Certificates and Residual Certificates), the Class M Certificates and the Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-II-IO Certificates; and 0.5% and 0.5% of all of the Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date; and (ii) all proceeds of the foregoing.

         The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

         (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section):

                  (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

                  (iii) Unless the Mortgage Loan is registered on the MERS(R) System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

                  (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(ii), (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

         (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

         If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections 2.01(b)(ii), (iii), (iv) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (d) [Reserved]

         (e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) the related Mortgage Note and Mortgage, and (ii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

         The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

         Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to
Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such
Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

         (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                  (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                  (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                  (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                  (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                  (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                  (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibits F-1 and F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04.   Representations and Warranties of Residential Funding.

         The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

         Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in Section 4(x) thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in
Section 5(B) thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

         (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

         (b) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

                                                    ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

         The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

         The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and
(ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

         (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         Section           3.02. Subservicing Agreements Between Master Servicer
                           and   Subservicers;   Enforcement  of   Subservicers'
                           Obligations.

         (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master

Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.03.     Successor Subservicers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        Section 3.05.  No  Contractual   Relationship  Between  Subservicer  and
                Trustee or Certificateholders.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

         (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or
(B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

         (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

         (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

         (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

         (iii)  Insurance  Proceeds,   Subsequent   Recoveries  and  Liquidation
Proceeds (net of any related expenses of the Subservicer);

         (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
Section 2.03 or 2.04; and

         (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the

Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

         (d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts; Servicing Accounts.

         (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of prepayment charges or late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

         (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

         (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.     Permitted Withdrawals from the Custodial Account.

         (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to remit to the Trustee for deposit into the Certificate Account the amounts and in the manner provided for in Section 4.01;

                  (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                  (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                  (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                  (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                  (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                  (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance or Servicing Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

                  (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                  (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
         (ii) or (viii) above; and

                  (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

         (b) Since,  in connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

         Section 3.11.     Maintenance of Primary Insurance Coverage.

         (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

         (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

        Section 3.13.   Enforcement  of  Due-on-Sale  Clauses;   Assumption  and
                Modification Agreements; Certain Assignments.

         (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on- sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted Mortgage Loans.

         (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this

Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

         (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16.   Servicing  and  Other   Compensation;   Eligible  Master
                Servicing Compensation.

         (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

         (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

         (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date, which amount shall be deposited by the Master Servicer into the Certificate Account to be included in the Available Distribution Amount for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible Master Servicing Compensation derived from a Loan Group shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in such Loan Group and (ii) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in the other Loan Group, but only to the extent not covered by Eligible Master Servicing Compensation derived from the related Loan Group, on a pro rata basis in accordance with the amount of Accrued Certificate Interest payable from the related Loan Group for such Distribution Date absent such Prepayment Interest Shortfalls.

         Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance.

         The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

         Section 3.19.  Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

         Section 3.20. Right of the Depositor in Respect of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.     Advance Facility.

         (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance
Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in
Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

         (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

         (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

         (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

         (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                  (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this
Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance
Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B)
reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this

Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

                  (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation
Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

         (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

         (g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required in 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

         (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

         (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

         (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

         (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and all other amounts constituting the Available Distribution Amounts for the immediately succeeding Distribution Date.

         (b) [reserved]

         (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as investment advisor, administrator, shareholder, servicing agent, custodian or sub-custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

         Section 4.02.     Distributions.

         (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to
Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Interest Only Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Interest Only Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the related Available Distribution Amount:

                           (i) to the related  Senior  Certificates  (other than
                  the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Interest Only Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the related "Senior Interest Distribution Amount"); and

                           (ii) (X) to the Class A-II-PO Certificates, the Class
                  A-II-PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                                    (Y)  to  the  related  Senior   Certificates
                  (other  than  the  Principal   Only   Certificates),   in  the
                  priorities and amounts set forth in Section 4.02(b)(ii) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                                    (A) the related  Senior  Percentage for such
                           Distribution Date times the sum of the following:

                                            (1) the  principal  portion  of each
                                    Monthly  Payment  due during the related Due
                                    Period on each related Outstanding  Mortgage
                                    Loan  (other than the  Discount  Fraction of
                                    the  principal  portion of such payment with
                                    respect  to  a  Discount   Mortgage   Loan),
                                    whether or not  received  on or prior to the
                                    related   Determination   Date,   minus  the
                                    principal   portion  of  any  Debt   Service
                                    Reduction (other than the Discount  Fraction
                                    of  the  principal   portion  of  such  Debt
                                    Service  Reductions  with  respect  to  each
                                    Discount  Mortgage Loan) which together with
                                    other   Bankruptcy    Losses   exceeds   the
                                    Bankruptcy Amount;

                                            (2) the Stated Principal  Balance of
                                    any related Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with
                                    Section 3.07(b) of this Agreement) pursuant to Sections 2.02, 2.04 or 4.07 of this

                                    Agreement   and   Section   2.03   of   this
                                    Agreement,  and the amount of any  shortfall
                                    deposited  in  the   Custodial   Account  in
                                    respect of such Loan Group in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or Section
                                    2.04 of this Agreement, during the preceding calendar month (other than the Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                            (3)  the  principal  portion  of all
                                    other  unscheduled  collections  (other than
                                    Principal    Prepayments    in   Full    and
                                    Curtailments   and   amounts   received   in
                                    connection  with a Cash  Liquidation  or REO
                                    Disposition  of  a  related   Mortgage  Loan
                                    described  in Section  4.02(a)(ii)(Y)(B)  of
                                    this Agreement, including without limitation
                                    Insurance Proceeds, Liquidation Proceeds and
                                    REO    Proceeds)    including     Subsequent
                                    Recoveries,  received  during the  preceding
                                    calendar  month  (or  deemed to have been so
                                    received in accordance  with Section 3.07(b)
                                    of this  Agreement) to the extent applied by
                                    the  Master   Servicer  as   recoveries   of
                                    principal  of  the  related   Mortgage  Loan
                                    pursuant to Section  3.14 of this  Agreement
                                    (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                                    (B) with  respect to each  related  Mortgage
                           Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal
                           Balance of such Mortgage Loan (other than the Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C));

                                    (C)   the   related    Senior    Accelerated
                           Distribution Percentage for such Distribution Date times the aggregate of all related Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                                    (D) any Excess Subordinate  Principal Amount
                           for such Distribution Date to the extent of Eligible Funds for the related Loan Group; and

                                    (E)  any  amounts  described  in  subsection
                           (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                                    (F) the related Capitalization Reimbursement
                           Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the related Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all related Classes of Certificates (other than the Class A-II-PO Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount;

                           (iii) if the  Certificate  Principal  Balances of the
                  Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Losses;

                           (iv) to the  Holders  of the Class M-1  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (v) to the Holders of the Class M-1 Certificates,  an
                  amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
                  4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                           (vi) to the  Holders  of the Class M-2  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (vii) to the  Holders of the Class M-2  Certificates,
                  an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                           (viii) to the Holders of the Class M-3  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (ix) to the Holders of the Class M-3 Certificates, an
                  amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                           (x) to the Holders of the Class B-1 Certificates, the
                  Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xi) to the Holders of the Class B-1 Certificates, an
                  amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                           (xii) to the  Holders of the Class B-2  Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xiii) to the Holders of the Class B-2  Certificates,
                  an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of

                  Sections   4.02(a)(xiv)   and  (xv)  of  this   Agreement  are
                  insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                           (xiv) to the  Holders of the Class B-3  Certificates,
                  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus
                  (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) of this Agreement are insufficient therefor;

                           (xv) to the Holders of the Class B-3 Certificates, an
                  amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-II-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                           (xvi) to the related Senior Certificates, in the priority set forth in Section 4.02(b) of this Agreement, the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of
                  Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                           (xvii) to the Class R-II  Certificates,  the balance,
                  if any, of the related Available Distribution Amount.

         Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the related Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master
Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

                  (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                           (i) to the Class A-II-PO Certificates from the related Available Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-II-PO Principal Distribution Amount") equal to the aggregate of:

                                    (A) the Discount  Fraction of the  principal
                           portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (B) the Discount  Fraction of the  principal
                           portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                                    (C) in connection with the Cash  Liquidation
                           or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                                    (D) any amounts  allocable to principal  for
                           any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                                    (E)  the   amount  of  any   Class   A-II-PO
                           Collection Shortfalls for such Distribution Date and the amount of any Class A-II-PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                                    (F) the Discount  Fraction of the portion of
                           the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

                           (ii) (A) the  Senior  Principal  Distribution  Amount
                  related to Loan Group I will be distributed in the following order of priority:

                                            (1)   first,   to  the   Class   R-I
                                    Certificates and Class R-II Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                                            (2) second, to the A-I Certificates,
                                    until  the  Certificate   Principal  Balance
                                    thereof has been reduced to zero;

                                    (B) the Senior Principal Distribution Amount
                           related to Loan Group II will be distributed to the Class A-II Certificatesin the following order of priority:

                                            (1)  first,   to  the  Class  A-II-2
                                    Certificates,    in    reduction    of   the
                                    Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                                    (A) the Class A-II-2  Certificates' pro rata
                                    share  (based on the  Certificate  Principal
                                    Balance  thereof  and the  aggregate  Stated
                                    Principal  Balance  of the  Group  II  Loans
                                    (other  than the  Discount  Fraction  of the
                                    Discount  Mortgage  Loans)) of the aggregate
                                    of  the  collections  described  in  Section
                                    4.02(a)(ii)(Y)(A),   (B)  and  (E)  (net  of
                                    amounts     set     forth     in     Section
                                    4.02(a)(ii)(Y)(F)) without application of the related Senior Percentage; and

                                    (B) the Lockout Prepayment Percentage of the
                                    Class  A-II-2  Certificates'  pro rata share
                                    (based on the Certificate  Principal Balance
                                    thereof and the aggregate  Stated  Principal
                                    Balance  of the Group II Loans  (other  than
                                    the   Discount   Fraction  of  the  Discount
                                    Mortgage  Loans))  of the  aggregate  of the
                                    collections     described     in     Section
                                    4.02(a)(ii)(Y)(C) without application of the
                                    related  Senior   Accelerated   Distribution
                                    Percentage;

                                    provided,  that,  if  the  aggregate  of the
                                    amounts     set     forth     in     Section
                                    4.02(a)(ii)(Y)(A),  (B), (C) and (E) (net of
                                    amounts     set     forth     in     Section
                                    4.02(a)(ii)(Y)(F))  is more than the balance
                                    of the related Available Distribution Amount
                                    remaining  after the related Senior Interest
                                    Distribution  Amount  and the Class  A-II-PO
                                    Distribution  Amount have been  distributed,
                                    the   amount   paid  to  the  Class   A-II-2
                                    Certificates pursuant to this clause (B)(1) shall be reduced by an amount equal to the Class A-II-2 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Stated Principal Balance of the Group II Loans (other than the Discount Fraction of the Discount Mortgage Loans) of such difference;

                                            (2)  second,  to  the  Class  A-II-1
                                    Certificates,    until    the    Certificate
                                    Principal Balance thereof has been reduced to zero; and

                  (3) third, to the Class A-II-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  (a) On any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Group I or Group II Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Group I or Group II Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed from the Available Distribution Amount for the other Loan Group allocable on a pro rata basis to the Class M Certificates and Class B Certificates first to pay any unpaid interest on such Class or Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above. In addition, prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of any of the Group I or Group II Senior Certificates to zero, the remaining Group I or Group II Senior Certificates, as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Group exclusive of the related Discount Fraction, on a pro rata basis, and in accordance with the priorities set forth in clause 4.02(b) above, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless
         (i) the weighted average of the initial Subordinate Percentages, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for each Loan Group (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

                  (b) On or after the related Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans in each Loan Group will be distributed to the related Class of Principal Only Certificates, (ii) the related Senior Principal Distribution Amount will be distributed to the related Classes of remaining Senior Certificates (other than the Interest Only Certificates and Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein. Notwithstanding the foregoing, on or after the Credit Support Depletion Date and after the reduction of the Certificate Principal Balances of any of the Group I or Group II Senior Certificates to zero, (i) the remaining Senior Principal Distribution Amount for such group of Senior Certificates will be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and
         (ii) the amount of Accrued Certificate Interest on such group of Senior Certificates shall be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date.

                  (c) After the reduction of the Certificate  Principal Balances of a group of Senior Certificates (other than the Principal Only Certificates) to zero but prior to the Credit Support Depletion Date, such Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates and Interest Only Certificates, as applicable, Class M Certificates and Class B Certificates, in each case as described herein.

                  (d) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

                  (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

         (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at http://www.jpmorgan.com/sfr., or for persons unable to use this website by mail by contacting the investor relations desk at (877) 722-1095, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

                  (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate
         Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

                  (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

                  (v) the number of Group I Loans and Group II Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

                  (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans and Group II Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans and Group II Loans that are in foreclosure;

                  (viii) the number, aggregate principal balance and book value of any REO Properties;

                  (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                  (x)  the  aggregate   amount  of  Realized   Losses  for  such
         Distribution Date and the aggregate amount of Realized Losses on the Group I Loans and Group II Loans incurred since the Cut-off Date;

                  (xi) the Special Hazard Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xii) the Pass-Through Rate on each Class of Certificates;

                  (xiii) the number and aggregate principal balance of Group I Loans and Group II Loans repurchased under Section 4.07;

                  (xiv) the  aggregate  amount of any  recoveries  on previously
         foreclosed  loans  from   Residential   Funding  due  to  a  breach  of
         representation or warranty;

                  (xv) the weighted average remaining term to maturity of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date; and

                  (xvi) the weighted average Mortgage Rates of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date.

         In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

         (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

         (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

         Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

         (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii) the amount of

Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding

Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, (i) in the case of the Group I Loans, among all the remaining Group I Senior Certificates on a pro rata basis, as described in paragraph (c) below and (ii) in the case of the Group II Loans, if any such Realized Losses are on a Discount Mortgage Loan in Loan Group II, to the Class A-II-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on such Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the remaining Classes of Group II Senior Certificates (other than the Class A-II-PO Certificates) on a pro rata basis, as described in paragraph (c) below.

         (b) Any Excess Losses on Non-Discount Mortgage Loans in a Loan Group will be allocated among the related Senior Certificates (other than the Principal Only Certificates) and the Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group I will be allocated among the Group I Senior Certificates and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-II-PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in such Loan Group will be allocated among the Group II Senior Certificates (other than the Class A-II-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below.

         (c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Eligible Master Servicing Compensation for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses to the Subordinate Certificates then outstanding with the Lowest Priority shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Interest Only Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Interest Only Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                                    ARTICLE V

                                THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a) The Class A, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (other than the Class A-II-IO Certificates) and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-II-IO Certificates shall be issuable in minimum dollar denominations of $1,000,000 Notional Amount and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum denominations of $100,000 and integral multiples of $1 in excess thereof, except that one of each of the Class B Certificates will be issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of

Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

         In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         None of the Depositor, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c) Each of the Certificates is intended to be a "security" governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

         (d) From time to time the initial Holder of the Interest Only Certificates, may exchange such Holder's Interest Only Certificates for Subclasses of Interest Only Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-II-IO REMIC II Regular Interests corresponding to the Class A-II-IO Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-II-IO, and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, the Holder's determinations of the Uncertificated Class A-II-IO REMIC II Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-II-IO REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-II-IO Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

         Section 5.02.   Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee in writing otherwise, the Trustee shall require a written Opinion of Counsel addressed to and acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this
Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

         (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class B Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate) or in the case of the Class M Certificates such transferee should be deemed to have made such representations, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such Plan) who is using "plan assets" of any such Plan within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, to effect such acquisition (a "Plan Investor") or
(b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

         (ii) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate or Class B-1 Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                           (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R
                           Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                           (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                  (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
         Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
         (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

                  (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified
                  Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                  (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

         (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                  (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

         (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

         Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

         Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                                    ARTICLE VII

                                                      DEFAULT

         Section 7.01.     Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

         (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding- up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

         Section 7.02.   Trustee or Depositor to Act; Appointment of Successor.

         (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Section 7.03.     Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

         Section 7.04.     Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward, cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                  (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a) Except as otherwise provided in Section 8.01:

                  (i) The Trustee may rely and shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

                  (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03.   Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

         (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, or in connection with, the provisions set forth in the second paragraph of
Section 2.01(a) hereof, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                  (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

         No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

         Section 8.07.     Resignation and Removal of the Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

         Section 8.08.     Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust

Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 New York Plaza, 6th Floor, New York, New York 10004, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

         (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                  (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the Section 5 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a covenant set forth in Section 5(B) that remain unpaid on the date of such purchase.

         The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the

Interest Only Certificates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

         (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                  (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                  (ii) the amount of any such final payment, if known, and

                  (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If   the   Master   Servicer   is   obligated   to   give   notice   to
Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

         (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

         (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

         Section 9.02.     Additional Termination Requirements.

         (a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

                  (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                                     ARTICLE X

                                                 REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-I, Class A-II-1, Class A-II-2, Class A-II-IO, Class A-II-PO, Class M and Class B Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

         (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

         (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

         (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC

Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

         (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

         (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this

Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j)  Neither the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is April 25, 2031.

         (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

         (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

        Section 10.02.   Master  Servicer,   REMIC   Administrator  and  Trustee
                Indemnification.

         (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

         (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

         Section 10.03 Distributions on the REMIC I Regular Interests.

         (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, REMIC I Accrued Interest on the REMIC I Regular Interests for such Distribution Date, plus any REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date.

         (b) On each  Distribution  Date,  distributions  of principal  shall be deemed to be made to the REMIC I Regular Interests, in each case from the related Loan Group, first, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over
(y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I
Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining principal in each Loan Group to the related REMIC I Regular Interest ending with the designation "ZZZ" (provided that a portion of the remaining principal equal to the Class A-II-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-II-PO). Realized Losses from each Loan Group shall be applied after all distributions have been made on each Distribution Date first, to the related REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of
(x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining Realized Losses from each Loan Group shall be allocated to the related REMIC I Regular Interests ending with the designation "ZZZ" (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group II Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-II-PO).

         (c) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.03, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.04.   Distributions  on  the  Uncertificated   REMIC  Regular
                Interests.

         (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

         (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-II-IO Certificates under Section 4.05 shall be deemed allocated to related Uncertificated REMIC Regular Interests on a pro rata basis based on the related Uncertificated Accrued Interest for the related Distribution Date.

         (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-II-IO Certificates, the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.05. The amount deemed distributable hereunder with respect to the Class A-II-IO Certificates shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC Regular Interests.

         (d) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.05, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                  (i) to cure any ambiguity,

                  (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                  (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                  (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                  (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                  (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                  (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                  (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                  (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC,
(ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 11.02.    Recordation of Agreement; Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c)  No  Certificateholder  shall  have  any  right  by  virtue  of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05. Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, Residential Asset Mortgage Products Inc. Series 2004-SP2 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; and (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06.    Notices to Rating Agencies.

         The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

         (a) a material change or amendment to this Agreement,

         (b) the occurrence of an Event of Default,

         (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

         (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
3.12 or the cancellation or modification of coverage under 152 any such instrument,

         (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

         (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

         (g) a change in the location of the Custodial Account or the Certificate Account,

         (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

         (i) the occurrence of the Final Distribution Date, and

         (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

         Section 11.07.    Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.08.    Supplemental Provisions for Resecuritization.

         (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                   RESIDENTIAL      ASSET
                                         MORTGAGE     PRODUCTS,
                                         INC.

Attest: /s/ Benita Bjorgo                By:/s/ Mark White
        ---------------------------------   --------------
         Name:    Benita Bjorgo           Name: Mark White
         Title: Associate                 Title:Vice President



[Seal]
                                         RESIDENTIAL FUNDING CORPORATION

Attest: /s/ Mark White                   By:/s/ Benita Bjorgo
        ---------------------------------   -----------------
         Name:    Mark White             Name: Benita Bjorgo
         Title:   Vice President         Title:Associate



[Seal]
                                         JPMORGAN
                                         CHASE
                                         BANK
                                         as
                                         Trustee

Attest: /s/ Eboni D. Dawkins
        ---------------------------------
         Name:    Eboni D. Dawkins       By: /s/ Peggy L. Remy
                                             -----------------------------------
         Title: Trust Officer            Name: Peggy L. Remy
                                         Title:Trust Officer

STATE OF MINNESOTA                     )
                                       ) ss.:
COUNTY OF HENNEPIN                     )

                  On the 6th day of August, 2004 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                               Notary Public

                                                               -----------------

[Notarial Seal]

STATE OF MINNESOTA                     )
                                       ) ss.:
COUNTY OF HENNEPIN                     )

                  On the 6th day of August, 2004 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                               Notary Public

                                                               -----------------

[Notarial Seal]

STATE OF CALIFORNIA                    )
                                       ) ss.:
COUNTY OF ORANGE                       )

                  On the 6th day of August, 2004 before me, a notary public in and for said State, personally appeared ________________, known to me to be a(n) ____________ of JPMorgan Chase Bank, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                               Notary Public

                                                               -----------------


[Notarial Seal]

                                          EXHIBIT A

                                 FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. [____]                          [____]% Pass-Through Rate
Class [A-___] Senior                            Percentage Interest: ____%
Date of Pooling and Servicing Agreement and     Aggregate Initial [Certificate Principal
Cut-off Date:                                   Balance] [Notional Amount] of the Class [A-
July 1, 2004                                    ___] Certificates: $________
First Distribution Date:                        [Initial] [Certificate Principal Balance]
August 25, 2004                                 [Notional Amount] of this Certificate:
                                                $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[              ][            ]                  [--------------]


                               MORTGAGE LOAN BACKED CERTIFICATE
                                       SERIES 2004-SP2

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-__ Certificates] [Initial Notional Amount of all [Class A-I-IO][Class A-IO] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2004 (the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and JPMorgan Chase Bank, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest][and][principal], if any) required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the [Class A-I-IO][Class A-I-IO] Certificates as of any date of determination will be calculated as set forth in the Agreement. The [Class A-I-IO][Class A-IO] Certificates have no Certificate Principal Balance.]

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Loan Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August 6, 2004                              JPMORGAN CHASE BANK,
                                                   as Trustee

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                                   JPMORGAN CHASE BANK,
                                                   as Certificate Registrar

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Loan Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------                ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

                          FORM OF CLASS M CERTIFICATES

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE [CLASS M-[ ] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58,
65 FED. REG.  67765  (NOVEMBER 13, 2000),  AND PTE 2002-41,  67 FED. REG.  54487
(AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB- " (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.



Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of the
Cut-off Date:                                   Class [M-__] Certificates: $_______________
July 1, 2004
First Distribution Date:                        Initial Certificate Principal Balance of this
August 25, 2004                                 Certificate:
                                                $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[-------------]                                 [--------------]

                              MORTGAGE LOAN BACKED CERTIFICATE,
                                       SERIES 2004-SP2

               evidencing a percentage interest in any distributions allocable to the Class [M-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [M-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2004, (the

"Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [M-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Loan Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             JPMORGAN CHASE BANK,
                                                   as Trustee

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [M-__ ] Certificates referred to in the within-mentioned Agreement.

                                                   JPMORGAN CHASE BANK,
                                                   as Certificate Registrar

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Loan Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------                ---------------------------------------
                                      Signature by or on behalf of assignor


                                      --------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                          FORM OF CLASS B CERTIFICATES

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE SENIOR
CERTIFICATES[,]   [AND]  THE  CLASS  M-[  ]  CERTIFICATES  [AND]  [CLASS  B-[__]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [For Class B-1 Certificates: ANY TRANSFEREE OF THIS CERTIFICATE SHALL CERTIFY IN A REPRESENTATION LETTER THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED.
REG. 39021 (JULY 21, 1997), PTE 2000-58, 65 FED. REG. 67765 (NOVEMBER 13, 2000),
AND PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB- " (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").]

        [For Class B-1 Certificates: IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR
(III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE

RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        [For Class B-2 Certificates and Class B-3 Certificates: NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES
EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]



Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of the
Cut-off Date:                                   Class [B-___] Certificates: $_______________
July 1, 2004
First Distribution Date:                        Initial Certificate Principal Balance of this
August 25, 2004                                 Certificate:
                                                $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[-------------]                                 [--------------]


                              MORTGAGE LOAN BACKED CERTIFICATE,
                                       SERIES 2004-SP2

               evidencing a percentage interest in any distributions allocable to the Class [M-___][B-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [B-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2004, (the

"Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class [B-___] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        [For Class B-1 Certificates: As described above, any transferee of this Certificate shall certify in a representation letter in the form described in the Agreement that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.]

        [For Class B-2 Certificates or Class B-3 Certificates: In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class [B-2] [B-3] Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Loan Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the

Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             JPMORGAN CHASE BANK,
                                                   as Trustee

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [B-__] Certificates referred to in the within-mentioned Agreement.

                                                   JPMORGAN CHASE BANK,
                                                   as Certificate Registrar

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Loan Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------                ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR OR THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY

SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.




Certificate No. [____]                          [____]% Pass-Through Rate
Class [R-___] Subordinate
Date of Pooling and Servicing Agreement and     Aggregate Initial Certificate Principal Balance
Cut-off Date:                                   of the Class R-___ Certificates: [$50.00]
July 1, 2004
First Distribution Date:                        Initial Certificate Principal Balance of this
August 25, 2004                                 Certificate:
                                                $[--------------]
Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[--------------]                                [--------------]



                              MORTGAGE LOAN BACKED CERTIFICATE,
                                       SERIES 2004-SP2

               evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is ____________________ the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non- exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other Person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Loan Backed Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             JPMORGAN CHASE BANK,
                                                   as Trustee

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                                   JPMORGAN CHASE BANK,
                                                   as Certificate Registrar

                                                   By:
                                                      --------------------------
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Loan Backed Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------                ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 1, 2004, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H   T H A T :
                                - - - - - - - - - -   - - - -

               WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Loan Backed Certificates, Series 2004-SP2 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:


                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                          ARTICLE II

                          Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.
                             ------------------------

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days after the closing date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer and the Trustee.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the

Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                   ARTICLE III

                                   Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated  with the Master Servicer or the Depositor
..

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                          ARTICLE IV

                                   Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           JPMORGAN CHASE BANK,
                                                   as Trustee


4 New York Plaza, 6th Floor
New York, New York 10004                           By:__________________________
                                                   Name:
                                                   Title:


Address:                                           RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                   By:__________________________
                                                   Name:
                                                   Title:


Address:                                           RESIDENTIAL FUNDING
                                                   CORPORATION, as Master
8400 Normandale Lake Boulevard                     Servicer
Suite 250
Minneapolis, Minnesota 55437
                                                   By:__________________________
                                                   Name:
                                                   Title:

Address:                                           WELLS FARGO BANK, N.A.

Mortgage Document Custody
One Meridian Crossings - 3rd Floor
Richfield, Minnesota 55423
                                                   By:__________________________
                                                   Name:
                                                   Title:

STATE OF NEW YORK            )
                             )ss.:
COUNTY OF NEW YORK           )


               On the ____ day of August, 2004, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of JPMorgan Chase Bank, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        --------------------------
                                                    Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ___ day of August, 2004, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          ---------------------------
                                                     Notary Public
[Notarial Seal]




STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of August, 2004, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. .


                                            -----------------------
                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of August, 2004, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                        ------------------------------
                                        Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   August 6, 2004


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SP2

        Re: Custodial Agreement, dated as of July 1, 2004, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Loan Backed Certificates, Series 2004-SP2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.



                                                   By:________________________
                                                   Name:______________________
                                                   Title:_____________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _____________ __, 2004


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SP2

        Re: Custodial Agreement, dated as of July 1, 2004, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Loan Backed Certificates, Series 2004-SP2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.


                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   _____________ __, 2004


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004


Attention: Residential Asset Mortgage Products, Inc., Series 2004-SP2

        Re: Custodial Agreement, dated as of July 1, 2004, by and among JPMorgan Chase Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, N.A., relating to Mortgage Loan Backed Certificates, Series 2004-SP2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, N.A.


                                                   By:_________________________
                                                   Name:_______________________
                                                   Title:______________________

                                         EXHIBIT F-1

                                    GROUP I LOAN SCHEDULE


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9103717       Q72/Y11     F                  310,000.00         ZZ
                          360                300,156.76         1
                          7.2500             2114.75            80
                          7.0000             2114.75
ORLANDO       FL 32828    2                  10/08/01           00
617748057                 05                 12/01/01           0.0000
617748057                 O                  11/01/31
0

9103721       Q72/Y11     F                  419,650.00         ZZ
                          360                407,020.60         1
                          6.7500             2721.85            70
                          6.5000             2721.85
AUSTIN        TX 78726    2                  10/15/01           00
617748331                 05                 12/01/01           0.0000
617748331                 O                  11/01/31
0

9103725       Q72/Y11     F                  430,000.00         ZZ
                          360                416,991.43         1
                          7.2500             2933.36            61
                          7.0000             2933.36
SANTA ROSA    CA 95409    5                  09/19/01           00
617750713                 05                 11/01/01           0.0000
617750713                 O                  10/01/31
0

9103729       Q72/Y11     F                  333,450.00         ZZ
                          360                324,141.94         1
                          7.3750             2303.06            95
                          7.1250             2303.06
SOMERVILLE    MA 02145    1                  09/28/01           10
617752496                 01                 11/01/01           30.0000
617752496                 O                  10/01/31
0

9103733       Q72/Y11     F                  520,000.00         ZZ
                          180                458,117.69         1
                          6.0000             4388.06            75
                          5.7500             4388.06
FAIRFIELD     CA 94585    5                  10/19/01           00
617763967                 05                 12/01/01           0.0000
617763967                 O                  11/01/16
0

9103737       Q72/Y11     F                  474,100.00         ZZ
                          360                450,563.09         1
                          7.1250             3194.10            75
                          6.8750             3194.10
STATEN ISLAND NY 10305    2                  10/20/01           00
617765629                 05                 12/01/01           0.0000
617765629                 O                  11/01/31
0

9103745       Q72/Y11     F                  360,000.00         ZZ
                          360                349,517.50         1
                          7.3750             2486.43            80
                          7.1250             2486.43
FISH CAMP     CA 93623    1                  09/14/01           00
617773527                 05                 11/01/01           0.0000
617773527                 N                  10/01/31
0

9103755       Q72/Y11     F                  500,000.00         ZZ
                          180                442,614.48         1
                          6.5000             4355.54            36
                          6.2500             4355.54
OJAI          CA 93023    2                  10/22/01           00
617782016                 05                 12/01/01           0.0000
617782016                 O                  11/01/16
0

9103763       Q72/Y11     F                  310,000.00         ZZ
                          360                301,214.87         1
                          7.0000             2062.44            78
                          6.7500             2062.44
GREENSBORO    NC 27404    2                  11/12/01           00
617817983                 05                 01/01/02           0.0000
617817983                 O                  12/01/31
0

9103767       Q72/Y11     F                  350,000.00         ZZ
                          360                339,031.66         1
                          7.1250             2358.01            69
                          6.8750             2358.01
LEXINGTON     MA 02420    5                  10/25/01           00
617820330                 05                 12/01/01           0.0000
617820330                 O                  11/01/31
0

9103771       Q72/Y11     F                  335,200.00         ZZ
                          360                325,112.41         1
                          6.7500             2174.10            80
                          6.5000             2174.10
THE WOODLANDS TX 77382    1                  10/09/01           00
617820513                 05                 12/01/01           0.0000
617820513                 O                  11/01/31
0

9103779       Q72/Y11     F                  304,000.00         ZZ
                          360                289,971.68         1
                          6.8750             1997.06            80
                          6.6250             1997.06
SOUTHWEST RANCFL 33331    1                  10/17/01           00
617840492                 05                 12/01/01           0.0000
617840492                 O                  11/01/31
0

9103801       Q72/Y11     F                  369,600.00         ZZ
                          360                357,693.90         1
                          6.3750             2305.82            48
                          6.1250             2305.82
PALO ALTO     CA 94301    2                  10/08/01           00
617845022                 05                 12/01/01           0.0000
617845022                 O                  11/01/31
0

9103805       Q72/Y11     F                  466,000.00         ZZ
                          180                414,331.87         1
                          6.5000             4059.36            73
                          6.2500             4059.36
LONGBOAT KEY  FL 34228    2                  11/07/01           00
617848490                 05                 01/01/02           0.0000
617848490                 N                  12/01/16
0

9103807       Q72/Y11     F                  745,000.00         ZZ
                          360                722,579.58         1
                          6.7500             4832.06            60
                          6.5000             4832.06
TABERNASH     CO 80478    1                  10/12/01           00
617861307                 05                 12/01/01           0.0000
617861307                 N                  11/01/31
0

9103809       Q72/Y11     F                  373,000.00         ZZ
                          180                327,807.28         1
                          5.7500             3097.43            60
                          5.5000             3097.43
CROSS PLAINS  WI 53528    5                  11/01/01           00
617864479                 05                 12/01/01           0.0000
617864479                 O                  11/01/16
0

9103815       Q72/Y11     F                  525,000.00         ZZ
                          360                509,548.64         1
                          6.8750             3448.88            68
                          6.6250             3448.88
CARSON CITY   NV 89703    5                  10/09/01           00
617871434                 05                 12/01/01           0.0000
617871434                 O                  11/01/31
0

9103817       Q72/Y11     F                  350,000.00         ZZ
                          360                340,056.19         1
                          6.8750             2299.25            63
                          6.6250             2299.25
CANAAN        NY 12029    1                  11/08/01           00
617893931                 05                 01/01/02           0.0000
617893931                 O                  12/01/31
0

9103819       Q72/Y11     F                  304,000.00         ZZ
                          360                294,851.26         1
                          6.7500             1971.74            76
                          6.5000             1971.74
WEST LINN     OR 97068    2                  10/04/01           00
617906743                 05                 12/01/01           0.0000
617906743                 O                  11/01/31
0

9103823       Q72/Y11     F                  378,000.00         ZZ
                          360                366,500.23         1
                          6.8750             2483.19            80
                          6.6250             2483.19
SAN ANTONIO   TX 78216    1                  10/04/01           00
617586223                 05                 11/01/01           0.0000
617586223                 N                  10/01/31
0

9103825       Q72/Y11     F                  300,000.00         ZZ
                          360                204,159.70         1
                          7.1250             2021.16            47
                          6.8750             2021.16
NAPLES        FL 34109    1                  10/10/01           00
617590081                 05                 12/01/01           0.0000
617590081                 O                  11/01/31
0

9103829       Q72/Y11     F                  350,000.00         ZZ
                          360                331,064.70         1
                          7.2500             2387.62            66
                          7.0000             2387.62
SANTA ROSA    CA 95409    5                  10/11/01           00
617609128                 05                 12/01/01           0.0000
617609128                 O                  11/01/31
0

9103831       Q72/Y11     F                  377,600.00         ZZ
                          360                365,847.20         1
                          6.7500             2449.11            80
                          6.5000             2449.11
HOUSTON       TX 77024    1                  09/17/01           00
617619346                 05                 11/01/01           0.0000
617619346                 O                  10/01/31
0

9103835       Q72/Y11     F                  487,200.00         ZZ
                          360                472,847.06         1
                          6.8750             3200.56            80
                          6.6250             3200.56
AUSTIN        TX 78705    1                  10/08/01           00
617622513                 05                 12/01/01           0.0000
617622513                 O                  11/01/31
0

9103837       Q72/Y11     F                  325,000.00         ZZ
                          360                311,369.94         1
                          6.7500             2107.94            65
                          6.5000             2107.94
SHAKER HEIGHTSOH 44122    5                  10/09/01           00
617624913                 05                 12/01/01           0.0000
617624913                 O                  11/01/31
0

9103841       Q72/Y11     F                  384,000.00         ZZ
                          360                371,891.60         1
                          6.7500             2490.62            80
                          6.5000             2490.62
BATON ROUGE   LA 70809    2                  10/01/01           00
617637020                 05                 11/01/01           0.0000
617637020                 O                  10/01/31
0

9103847       Q72/Y11     F                  315,000.00         ZZ
                          360                301,971.25         1
                          6.7500             2043.08            75
                          6.5000             2043.08
EAST BRUNSWICKNJ 08816    5                  09/26/01           00
617652781                 05                 12/01/01           0.0000
617652781                 O                  11/01/31
0

9103857       Q72/Y11     F                  630,000.00         ZZ
                          180                553,177.70         1
                          6.1250             5358.94            75
                          5.8750             5358.94
ANDOVER       MA 01810    5                  09/20/01           00
617665296                 05                 11/01/01           0.0000
617665296                 O                  10/01/16
0

9103859       Q72/Y11     F                  396,000.00         ZZ
                          180                348,574.11         1
                          6.8750             3531.74            52
                          6.6250             3531.74
EAGLE         ID 83616    2                  08/16/01           00
617671330                 05                 10/01/01           0.0000
617671330                 O                  09/01/16
0

9103863       Q72/Y11     F                  308,000.00         ZZ
                          180                270,778.58         1
                          6.2500             2640.87            80
                          6.0000             2640.87
GULF SHORES   AL 36542    1                  09/28/01           00
617688226                 01                 11/01/01           0.0000
617688226                 N                  10/01/16
0

9103865       Q72/Y11     F                  667,000.00         ZZ
                          360                648,260.07         1
                          7.1250             4493.70            54
                          6.8750             4493.70
RENO          NV 89511    2                  10/15/01           00
617690505                 05                 12/01/01           0.0000
617690505                 O                  11/01/31
0

9103869       Q72/Y11     F                  350,000.00         ZZ
                          360                339,280.68         1
                          7.2500             2387.62            64
                          7.0000             2387.62
N SALT LAKE   UT 84054    5                  09/24/01           00
617695760                 05                 11/01/01           0.0000
617695760                 O                  10/01/31
0

9103871       Q72/Y11     F                  790,000.00         ZZ
                          180                694,890.39         1
                          5.8750             6613.24            69
                          5.6250             6613.24
WESTPORT      CT 06880    2                  10/15/01           00
617714683                 05                 12/01/01           0.0000
617714683                 O                  11/01/16
0

9103877       Q72/Y11     F                  356,000.00         ZZ
                          360                345,528.54         1
                          6.8750             2338.67            80
                          6.6250             2338.67
EAST HAMPTON  NY 11937    1                  10/26/01           00
617734131                 05                 12/01/01           0.0000
617734131                 N                  11/01/31
0

9103881       Q72/Y11     F                  600,000.00         ZZ
                          180                529,430.53         1
                          6.6250             5267.96            40
                          6.3750             5267.96
SUNNY ISLES BEFL 33160    1                  10/03/01           00
617558207                 01                 11/01/01           0.0000
617558207                 N                  10/01/16
0

9103885       Q72/Y11     F                  527,500.00         ZZ
                          360                513,347.66         1
                          7.3750             3643.31            80
                          7.1250             3643.31
UNION CITY    CA 94587    1                  10/29/01           00
617740479                 05                 12/01/01           0.0000
617740479                 O                  11/01/31
0

9103889       Q72/Y11     F                  432,000.00         ZZ
                          360                419,300.92         1
                          7.1250             2910.46            80
                          6.8750             2910.46
PHOENIX       AZ 85016    1                  09/24/01           00
617403108                 05                 11/01/01           0.0000
617403108                 O                  10/01/31
0

9103927       Q72/Y11     F                  304,000.00         ZZ
                          360                295,058.28         1
                          6.8750             1997.06            79
                          6.6250             1997.06
LAGUNA HILLS  CA 92656    1                  10/03/01           00
617407066                 05                 12/01/01           0.0000
617407066                 O                  11/01/31
0

9103931       Q72/Y11     F                  320,500.00         ZZ
                          360                310,003.89         1
                          6.6250             2052.20            67
                          6.3750             2052.20
MASSAPEQUA    NY 11758    2                  09/28/01           00
617412234                 05                 11/01/01           0.0000
617412234                 O                  10/01/31
0

9103935       Q72/Y11     F                  350,000.00         ZZ
                          180                308,722.32         1
                          6.1250             2977.19            66
                          5.8750             2977.19
SPRING        TX 77379    2                  10/15/01           00
617412677                 05                 12/01/01           0.0000
617412677                 O                  11/01/16
0

9103943       Q72/Y11     F                  460,000.00         ZZ
                          360                446,633.38         1
                          7.1250             3099.11            80
                          6.8750             3099.11
HOUSTON       TX 77019    1                  09/26/01           00
617414975                 05                 11/01/01           0.0000
617414975                 O                  10/01/31
0

9103949       Q72/Y11     F                  308,000.00         ZZ
                          360                296,658.17         1
                          6.5000             1946.77            80
                          6.2500             1946.77
HOUSTON       TX 77005    1                  10/12/01           00
617426560                 05                 12/01/01           0.0000
617426560                 O                  11/01/31
0

9103955       Q72/Y11     F                  376,000.00         ZZ
                          360                365,191.37         1
                          7.0000             2501.54            76
                          6.7500             2501.54
CHICAGO       IL 60613    2                  10/03/01           00
617429073                 01                 12/01/01           0.0000
617429073                 O                  11/01/31
0

9103959       Q72/Y11     F                  320,000.00         ZZ
                          360                310,482.62         1
                          6.6250             2049.00            78
                          6.3750             2049.00
CENTEREACH    NY 11720    1                  11/08/01           00
617460825                 05                 01/01/02           0.0000
617460825                 O                  12/01/31
0

9103965       Q72/Y11     F                  380,000.00         ZZ
                          360                369,325.39         1
                          7.1250             2560.13            80
                          6.8750             2560.13
CHINO HILLS   CA 91709    1                  10/02/01           00
617463178                 05                 12/01/01           0.0000
617463178                 O                  11/01/31
0

9103975       Q72/Y11     F                  302,400.00         ZZ
                          180                265,952.50         1
                          6.6250             2655.05            80
                          6.3750             2655.05
MIAMI BEACH   FL 33139    1                  09/25/01           00
617488417                 01                 11/01/01           0.0000
617488417                 N                  10/01/16
0

9103979       Q72/Y11     F                  348,750.00         ZZ
                          360                336,381.18         1
                          6.7500             2261.99            75
                          6.5000             2261.99
BELLVUE       CO 80512    5                  10/12/01           00
617488601                 05                 12/01/01           0.0000
617488601                 O                  11/01/31
0

9103983       Q72/Y11     F                  368,000.00         ZZ
                          360                326,526.77         1
                          7.2500             2510.41            79
                          7.0000             2510.41
LOS ANGELES   CA 90027    2                  09/18/01           00
617502825                 05                 11/01/01           0.0000
617502825                 O                  10/01/31
0

9103989       Q72/Y11     F                  320,000.00         ZZ
                          360                310,138.68         1
                          6.8750             2102.17            52
                          6.6250             2102.17
PORTLAND      OR 97202    2                  09/19/01           00
617511358                 05                 11/01/01           0.0000
617511358                 O                  10/01/31
0

9103993       Q72/Y11     F                  325,000.00         ZZ
                          360                313,888.34         1
                          6.8750             2135.02            58
                          6.6250             2135.02
FREMONT       CA 94555    5                  09/18/01           00
617516730                 05                 11/01/01           0.0000
617516730                 O                  10/01/31
0

9104001       Q72/Y11     F                  400,000.00         ZZ
                          360                368,530.36         1
                          6.3750             2495.48            80
                          6.1250             2495.48
SAN DIEGO     CA 92122    1                  09/21/01           00
617517822                 01                 11/01/01           0.0000
617517822                 O                  10/01/31
0

9104081       Q72/Y11     F                  525,000.00         ZZ
                          180                351,515.89         1
                          6.5000             4573.31            52
                          6.2500             4573.31
LAGUNA HILLS  CA 92653    5                  10/15/01           00
617550323                 05                 12/01/01           0.0000
617550323                 O                  11/01/16
0

9104085       Q72/Y11     F                  316,000.00         ZZ
                          360                306,053.72         1
                          6.7500             2049.57            80
                          6.5000             2049.57
COLLEGE POINT NY 11356    1                  11/01/01           00
617401117                 05                 01/01/02           0.0000
617401117                 O                  12/01/31
0

9104089       Q72/Y11     F                  346,500.00         ZZ
                          360                336,427.39         1
                          6.7500             2247.39            90
                          6.5000             2247.39
NEW HYDE PARK NY 11040    1                  11/01/01           04
617554646                 05                 01/01/02           25.0000
617554646                 O                  12/01/31
0

9104095       Q72/Y11     F                  412,600.00         ZZ
                          180                365,245.52         1
                          6.5000             3594.19            56
                          6.2500             3594.19
LA QUINTA     CA 92253    2                  10/04/01           00
617274180                 01                 12/01/01           0.0000
617274180                 N                  11/01/16
0

9104103       Q72/Y11     F                  470,000.00         ZZ
                          180                417,034.19         1
                          6.7500             4159.07            66
                          6.5000             4159.07
FRANKLIN      TN 37064    2                  10/02/01           00
617280155                 05                 12/01/01           0.0000
617280155                 O                  11/01/16
0

9104109       Q72/Y11     F                  700,000.00         ZZ
                          360                667,574.09         1
                          6.8750             4598.50            64
                          6.6250             4598.50
APTOS         CA 95003    1                  09/26/01           00
617294220                 05                 12/01/01           0.0000
617294220                 N                  11/01/31
0

9104117       Q72/Y11     F                  360,800.00         ZZ
                          360                350,187.42         1
                          6.8750             2370.20            80
                          6.6250             2370.20
DURHAM        NC 27712    1                  10/17/01           00
617299178                 05                 12/01/01           0.0000
617299178                 O                  11/01/31
0

9104123       Q72/Y11     F                  350,000.00         ZZ
                          360                327,197.53         1
                          6.8750             2299.25            78
                          6.6250             2299.25
PORT ALLEN    LA 70767    2                  09/21/01           00
617300581                 05                 11/01/01           0.0000
617300581                 O                  10/01/31
0

9104131       Q72/Y11     F                  408,200.00         ZZ
                          360                389,635.69         1
                          7.2500             2784.64            66
                          7.0000             2784.64
ELBERTA       AL 36530    5                  08/31/01           00
617304357                 05                 10/01/01           0.0000
617304357                 O                  09/01/31
0

9104739       Q72/Y11     F                  355,000.00         ZZ
                          180                314,372.82         2
                          7.0000             3190.84            55
                          6.7500             3190.84
SANTA CLARA   CA 95051    5                  09/24/01           00
617307975                 05                 11/01/01           0.0000
617307975                 O                  10/01/16
0

9104747       Q72/Y11     F                  430,500.00         ZZ
                          360                417,837.27         1
                          6.8750             2828.08            72
                          6.6250             2828.08
RAMONA        CA 92065    2                  10/03/01           00
617309999                 05                 12/01/01           0.0000
617309999                 O                  11/01/31
0

9104755       Q72/Y11     F                  439,600.00         ZZ
                          360                425,745.69         1
                          6.7500             2851.24            80
                          6.5000             2851.24
HUNTINGTON BEACA 92649    1                  09/10/01           00
617324578                 05                 11/01/01           0.0000
617324578                 O                  10/01/31
0

9104761       Q72/Y11     F                  348,700.00         ZZ
                          360                336,933.54         1
                          6.5000             2204.02            63
                          6.2500             2204.02
AUSTIN        TX 78737    2                  09/14/01           00
617326729                 05                 11/01/01           0.0000
617326729                 O                  10/01/31
0

9104767       Q72/Y11     F                  373,000.00         ZZ
                          360                362,161.56         1
                          7.1250             2512.97            78
                          6.8750             2512.97
WANTAGH       NY 11793    5                  09/24/01           00
617331010                 05                 11/01/01           0.0000
617331010                 O                  10/01/31
0

9104841       Q72/Y11     F                  360,000.00         ZZ
                          360                348,549.63         1
                          6.8750             2364.94            80
                          6.6250             2364.94
KEYSTONE      CO 80435    1                  09/24/01           00
617343560                 01                 11/01/01           0.0000
617343560                 N                  10/01/31
0

9104849       Q72/Y11     F                  337,500.00         ZZ
                          360                327,232.57         1
                          6.8750             2217.13            90
                          6.6250             2217.13
LOS ANGELES   CA 90007    1                  09/06/01           12
617346654                 05                 11/01/01           25.0000
617346654                 O                  10/01/31
0

9104853       Q72/Y11     F                  318,000.00         ZZ
                          180                280,598.14         1
                          6.6250             2792.02            79
                          6.3750             2792.02
DALLAS        TX 75252    2                  09/20/01           00
617356691                 05                 11/01/01           0.0000
617356691                 O                  10/01/16
0

9104857       Q72/Y11     F                  350,000.00         ZZ
                          360                338,023.81         1
                          6.5000             2212.24            80
                          6.2500             2212.24
BERWYN        PA 19312    1                  09/28/01           00
617357339                 05                 11/01/01           0.0000
617357339                 O                  10/01/31
0

9104871       Q72/Y11     F                  302,000.00         ZZ
                          180                267,022.43         1
                          6.3750             2610.04            47
                          6.1250             2610.04
BYRON         CA 94514    2                  10/18/01           00
617371291                 05                 12/01/01           0.0000
617371291                 O                  11/01/16
0

9104877       Q72/Y11     F                  522,000.00         ZZ
                          360                506,992.32         1
                          7.0000             3472.88            80
                          6.7500             3472.88
CHATSWORTH    CA 91311    2                  10/04/01           00
617376719                 05                 12/01/01           0.0000
617376719                 O                  11/01/31
0

9104883       Q72/Y11     F                  398,000.00         ZZ
                          360                385,612.40         1
                          6.7500             2581.42            66
                          6.5000             2581.42
DAVIE         FL 33330    2                  09/07/01           00
617381011                 05                 11/01/01           0.0000
617381011                 O                  10/01/31
0

9104889       Q72/Y11     F                  346,350.00         ZZ
                          180                304,760.73         1
                          5.8750             2899.36            71
                          5.6250             2899.36
HOUSTON       TX 77030    2                  10/04/01           00
617272598                 05                 12/01/01           0.0000
617272598                 O                  11/01/16
0

9104895       Q72/Y11     F                  376,500.00         ZZ
                          180                333,016.64         1
                          6.8750             3357.83            75
                          6.6250             3357.83
FAIRFAX       VA 22030    5                  09/27/01           00
617382739                 05                 11/01/01           0.0000
617382739                 O                  10/01/16
0

9104909       Q72/Y11     F                  354,600.00         ZZ
                          360                344,431.94         1
                          7.3750             2449.13            90
                          7.1250             2449.13
FLOWER MOUND  TX 75022    1                  09/05/01           14
617140279                 05                 10/01/01           25.0000
617140279                 O                  09/01/31
0

9104913       Q72/Y11     F                  392,000.00         ZZ
                          360                380,869.49         1
                          7.2500             2674.13            80
                          7.0000             2674.13
REDLANDS      CA 92374    1                  09/24/01           00
617141098                 05                 11/01/01           0.0000
617141098                 O                  10/01/31
0

9104917       Q72/Y11     F                  505,600.00         ZZ
                          360                491,895.26         1
                          7.5000             3535.23            80
                          7.2500             3535.23
STUDIO CITY   CA 91604    1                  09/05/01           00
617144080                 05                 11/01/01           0.0000
617144080                 O                  10/01/31
0

9104919       Q72/Y11     F                  345,000.00         ZZ
                          360                334,504.39         1
                          6.8750             2266.40            78
                          6.6250             2266.40
GLEN ALLEN    VA 23059    1                  09/26/01           00
617149520                 05                 11/01/01           0.0000
617149520                 O                  10/01/31
0

9104923       Q72/Y11     F                  284,000.00         ZZ
                          360                275,555.63         1
                          7.0000             1889.46            80
                          6.7500             1889.46
LIGHTHOUSE POIFL 33064    1                  09/24/01           00
617154755                 05                 11/01/01           0.0000
617154755                 O                  10/01/31
0

9104927       Q72/Y11     F                  553,000.00         ZZ
                          180                486,103.54         1
                          6.5000             4817.23            77
                          6.2500             4817.23
HOUSTON       TX 77057    2                  09/06/01           00
617185810                 05                 11/01/01           0.0000
617185810                 O                  10/01/16
0

9104933       Q72/Y11     F                  320,000.00         ZZ
                          360                310,110.71         1
                          7.0000             2128.97            80
                          6.7500             2128.97
ROCKVILLE CENTNY 11570    1                  10/10/01           00
617190076                 05                 12/01/01           0.0000
617190076                 O                  11/01/31
0

9105083       Q72/Y11     F                  337,500.00         ZZ
                          180                291,529.98         1
                          6.8750             3010.01            72
                          6.6250             3010.01
KINGSTON      PA 18704    5                  09/14/01           00
617191339                 05                 11/01/01           0.0000
617191339                 O                  10/01/16
0

9105089       Q72/Y11     F                  318,000.00         ZZ
                          360                308,759.88         1
                          7.1250             2142.42            74
                          6.8750             2142.42
MINNETONKA    MN 55305    5                  09/28/01           00
617205778                 05                 11/01/01           0.0000
617205778                 O                  10/01/31
0

9105093       Q72/Y11     F                  430,000.00         ZZ
                          360                417,790.38         1
                          7.2500             2933.36            66
                          7.0000             2933.36
THOUSAND OAKS CA 91362    5                  09/04/01           00
617207678                 05                 11/01/01           0.0000
617207678                 O                  10/01/31
0

9105101       Q72/Y11     F                  540,000.00         ZZ
                          360                523,732.57         1
                          7.0000             3592.63            74
                          6.7500             3592.63
HOUSTON       TX 77027    1                  09/28/01           00
617211480                 05                 11/01/01           0.0000
617211480                 O                  10/01/31
0

9105105       Q72/Y11     F                  375,000.00         ZZ
                          360                362,830.96         1
                          7.0000             2494.88            75
                          6.7500             2494.88
ORANGE PARK   FL 32003    5                  09/07/01           00
617220083                 05                 11/01/01           0.0000
617220083                 O                  10/01/31
0

9105119       Q72/Y11     F                  535,000.00         ZZ
                          180                473,036.65         1
                          6.3750             4623.74            34
                          6.1250             4623.74
WOODSIDE      CA 94062    2                  10/30/01           00
617225191                 05                 12/01/01           0.0000
617225191                 O                  11/01/16
0

9105165       Q72/Y11     F                  464,000.00         ZZ
                          360                451,830.83         1
                          7.5000             3244.36            80
                          7.2500             3244.36
WEST BLOOMFIELMI 48322    2                  10/02/01           00
617227514                 05                 12/01/01           0.0000
617227514                 O                  11/01/31
0

9105167       Q72/Y11     F                  335,000.00         ZZ
                          360                326,016.00         1
                          7.3750             2313.76            75
                          7.1250             2313.76
HIGHLANDS RANCCO 80129    5                  10/19/01           00
617230370                 05                 12/01/01           0.0000
617230370                 O                  11/01/31
0

9105171       Q72/Y11     F                  367,500.00         ZZ
                          360                356,595.14         1
                          7.6250             2601.14            74
                          7.3750             2601.14
SAN LEANDRO   CA 94577    5                  08/25/01           00
617241282                 05                 10/01/01           0.0000
617241282                 O                  09/01/31
0

9105175       Q72/Y11     F                  548,000.00         ZZ
                          360                529,761.70         1
                          7.0000             3645.86            67
                          6.7500             3645.86
CHICAGO       IL 60610    2                  10/11/01           00
617115893                 01                 12/01/01           0.0000
617115893                 O                  11/01/31
0

9105181       Q72/Y11     F                  310,000.00         ZZ
                          360                301,088.60         1
                          7.0000             2062.44            89
                          6.7500             2062.44
ALBUQUERQUE   NM 87106    2                  10/30/01           11
618901067                 05                 12/01/01           25.0000
618901067                 O                  11/01/31
0

9105185       Q72/Y11     F                  303,950.00         ZZ
                          360                295,114.05         1
                          6.7500             1971.41            80
                          6.5000             1971.41
MAGNOLIA      TX 77354    1                  11/09/01           00
619295873                 05                 01/01/02           0.0000
619295873                 O                  12/01/31
0

9105187       Q72/Y11     F                  279,200.00         ZZ
                          360                247,732.99         1
                          6.8750             1834.15            80
                          6.6250             1834.15
AUSTIN        TX 78732    2                  11/30/98           00
7079079                   05                 01/01/99           0.0000
7079079                   O                  12/01/28
0

9105189       Q72/Y11     F                  252,900.00         ZZ
                          360                236,866.54         1
                          7.3750             1746.72            80
                          7.1250             1746.72
SHREWSBURY    MA 01545    1                  01/08/99           00
7079087                   05                 03/01/99           0.0000
7079087                   O                  02/01/29
0

9105191       Q72/Y11     F                  414,300.00         ZZ
                          180                297,450.67         1
                          6.3750             3580.59            80
                          6.1250             3580.59
EAST AMHERST  NY 14051    2                  08/28/98           00
7079184                   05                 10/01/98           0.0000
7079184                   O                  09/01/13
0

9105195       Q72/Y11     F                  256,000.00         ZZ
                          180                186,636.94         1
                          6.1250             2177.60            80
                          5.8750             2177.60
OCEANSIDE     NY 11572    5                  11/23/98           00
7079524                   05                 01/01/99           0.0000
7079524                   O                  12/01/13
0

9105197       Q72/Y11     F                  281,250.00         ZZ
                          180                211,353.89         1
                          7.6250             2627.24            80
                          7.3750             2627.24
ROSLYN HEIGHTSNY 11577    1                  11/30/98           00
7079664                   05                 01/01/99           0.0000
7079664                   O                  12/01/13
0

9105199       Q72/Y11     F                  311,900.00         ZZ
                          180                227,098.67         1
                          6.3750             2695.60            80
                          6.1250             2695.60
HOUSTON       TX 77024    1                  10/20/98           00
7079681                   05                 12/01/98           0.0000
7079681                   O                  11/01/13
0

9105239       Q72/Y11     F                  385,000.00         ZZ
                          360                355,345.07         1
                          7.3750             2659.10            80
                          7.1250             2659.10
OCEAN ISLE BEANC 28469    2                  12/10/98           00
7079737                   05                 02/01/99           0.0000
7079737                   N                  01/01/29
0

9105243       Q72/Y11     F                  236,700.00         ZZ
                          180                171,779.71         1
                          6.2500             2029.52            80
                          6.0000             2029.52
THE WOODLANDS TX 77381    2                  10/06/98           00
7079796                   05                 12/01/98           0.0000
7079796                   O                  11/01/13
0

9105247       Q72/Y11     F                  457,250.00         ZZ
                          180                307,557.80         1
                          6.2500             3920.57            80
                          6.0000             3920.57
HOUSTON       TX 77024    2                  10/28/98           00
7079800                   05                 12/01/98           0.0000
7079800                   O                  11/01/13
0

9105249       Q72/Y11     F                  520,100.00         ZZ
                          180                47,132.10          1
                          6.7500             4602.41            80
                          6.5000             4602.41
HIGHLAND PARK TX 75205    2                  09/23/98           00
7079842                   05                 11/01/98           0.0000
7079842                   O                  10/01/13
0

9105253       Q72/Y11     F                  464,600.00         ZZ
                          360                433,309.04         1
                          6.8750             3052.09            80
                          6.6250             3052.09
DULUTH        GA 30097    1                  12/18/98           00
7079931                   05                 02/01/99           0.0000
7079931                   O                  01/01/29
0

9105259       Q72/Y11     F                  288,100.00         ZZ
                          180                210,870.31         1
                          6.6250             2529.50            80
                          6.3750             2529.50
MONTGOMERY    TX 77356    1                  10/08/98           00
7079974                   05                 12/01/98           0.0000
7079974                   O                  11/01/13
0

9105263       Q72/Y11     F                  439,800.00         ZZ
                          180                315,969.37         1
                          5.7500             3652.14            80
                          5.5000             3652.14
CHARLOTTESVILLVA 22903    2                  10/19/98           00
7080026                   05                 12/01/98           0.0000
7080026                   O                  11/01/13
0

9105265       Q72/Y11     F                  260,000.00         ZZ
                          180                180,350.54         1
                          6.3750             2247.05            80
                          6.1250             2247.05
TORRANCE      CA 90277    2                  10/15/98           00
7080085                   01                 12/01/98           0.0000
7080085                   O                  11/01/13
0

9105267       Q72/Y11     F                  400,000.00         ZZ
                          360                387,830.83         1
                          6.8750             2627.72            71
                          6.6250             2627.72
COSTA MESA    CA 92627    1                  09/11/01           00
616982163                 05                 11/01/01           0.0000
616982163                 O                  10/01/31
0

9105271       Q72/Y11     F                  414,000.00         ZZ
                          360                401,843.06         1
                          7.2500             2824.21            80
                          7.0000             2824.21
MURRIETA      CA 92562    1                  09/05/01           00
616985747                 05                 11/01/01           0.0000
616985747                 O                  10/01/31
0

9105277       Q72/Y11     F                  338,000.00         ZZ
                          360                328,402.57         1
                          7.2500             2305.76            80
                          7.0000             2305.76
DALLAS        TX 75214    1                  09/07/01           00
617011240                 05                 11/01/01           0.0000
617011240                 O                  10/01/31
0

9105289       Q72/Y11     F                  337,500.00         ZZ
                          360                327,917.10         1
                          7.2500             2302.34            75
                          7.0000             2302.34
ALEXANDRIA    VA 22308    2                  09/24/01           00
617022573                 05                 11/01/01           0.0000
617022573                 O                  10/01/31
0

9105291       Q72/Y11     F                  620,000.00         ZZ
                          180                544,901.96         1
                          6.0000             5231.91            80
                          5.7500             5231.91
HOLLIS        NY 11423    1                  10/18/01           00
617034429                 05                 12/01/01           0.0000
617034429                 O                  11/01/16
0

9105297       Q72/Y11     F                  440,300.00         ZZ
                          360                426,280.83         1
                          6.6250             2819.29            70
                          6.3750             2819.29
SUNNYVALE     CA 94087    1                  08/31/01           00
617034806                 05                 11/01/01           0.0000
617034806                 O                  10/01/31
0

9105299       Q72/Y11     F                  512,000.00         ZZ
                          360                491,921.78         1
                          6.7500             3320.82            80
                          6.5000             3320.82
LOS ANGELES   CA 90049    1                  08/30/01           00
617038899                 05                 10/01/01           0.0000
617038899                 N                  09/01/31
0

9105301       Q72/Y11     F                  356,000.00         ZZ
                          360                345,999.52         1
                          7.1250             2398.44            66
                          6.8750             2398.44
NEW PORT RICHEFL 34652    5                  10/04/01           00
617041509                 05                 12/01/01           0.0000
617041509                 O                  11/01/31
0

9105303       Q72/Y11     F                  300,000.00         ZZ
                          360                286,706.27         1
                          6.6250             1920.93            75
                          6.3750             1920.93
BIRMINGHAM    AL 35244    5                  08/31/01           00
617050750                 05                 10/01/01           0.0000
617050750                 O                  09/01/31
0

9105359       Q72/Y11     F                  434,400.00         ZZ
                          360                420,406.39         1
                          6.3750             2710.09            80
                          6.1250             2710.09
MARGATE CITY  NJ 08402    2                  10/17/01           00
617057508                 05                 12/01/01           0.0000
617057508                 N                  11/01/31
0

9105361       Q72/Y11     F                  875,000.00         ZZ
                          180                672,137.01         1
                          6.5000             7622.19            70
                          6.2500             7622.19
DALLAS        TX 75220    2                  08/27/01           00
617062355                 05                 10/01/01           0.0000
617062355                 O                  09/01/16
0

9105363       Q72/Y11     F                  410,000.00         ZZ
                          360                397,044.31         1
                          6.8750             2693.41            71
                          6.6250             2693.41
BEND          OR 97701    2                  10/30/01           00
617063595                 05                 01/01/02           0.0000
617063595                 N                  12/01/31
0

9105367       Q72/Y11     F                  498,250.00         ZZ
                          360                482,559.75         1
                          6.7500             3231.64            72
                          6.5000             3231.64
SUNNYVALE     CA 94087    2                  09/08/01           00
617070538                 05                 11/01/01           0.0000
617070538                 O                  10/01/31
0

9105369       Q72/Y11     F                  407,200.00         ZZ
                          360                394,351.76         1
                          7.0000             2709.11            80
                          6.7500             2709.11
HOUSTON       TX 77041    1                  08/22/01           00
617085693                 05                 10/01/01           0.0000
617085693                 O                  09/01/31
0

9105373       Q72/Y11     F                  372,000.00         ZZ
                          360                360,273.36         1
                          6.7500             2412.78            80
                          6.5000             2412.78
SUGAR LAND    TX 77479    1                  09/07/01           00
617107121                 05                 11/01/01           0.0000
617107121                 O                  10/01/31
0

9105379       Q72/Y11     F                  316,800.00         ZZ
                          360                306,583.82         1
                          7.1250             2134.34            80
                          6.8750             2134.34
RESTON        VA 20194    1                  09/17/01           00
617115314                 05                 11/01/01           0.0000
617115314                 O                  10/01/31
0

9105381       Q72/Y11     F                  474,200.00         ZZ
                          180                387,872.06         1
                          6.7500             4196.24            76
                          6.5000             4196.24
GALVESTON     TX 77554    2                  08/29/01           00
616658024                 05                 10/01/01           0.0000
616658024                 O                  09/01/16
0

9105383       Q72/Y11     F                  445,600.00         ZZ
                          360                409,569.69         1
                          6.8750             2927.27            80
                          6.6250             2927.27
ARCADIA       CA 91006    1                  09/06/01           00
616660380                 05                 11/01/01           0.0000
616660380                 O                  10/01/31
0

9105385       Q72/Y11     F                  492,000.00         ZZ
                          360                466,306.92         1
                          7.1250             3314.70            80
                          6.8750             3314.70
GUILFORD      CT 06437    1                  10/29/01           00
616664578                 05                 12/01/01           0.0000
616664578                 O                  11/01/31
0

9105387       Q72/Y11     F                  675,000.00         ZZ
                          180                596,821.94         1
                          6.3750             5833.69            68
                          6.1250             5833.69
RIVERSIDE     IL 60546    2                  11/01/01           00
616670918                 05                 12/01/01           0.0000
616670918                 O                  11/01/16
0

9105389       Q72/Y11     F                  350,000.00         ZZ
                          360                337,335.89         1
                          7.3750             2417.36            78
                          7.1250             2417.36
HAUPPAUGE     NY 11788    1                  11/06/01           00
616695757                 05                 12/01/01           0.0000
616695757                 O                  11/01/31
0

9105391       Q72/Y11     F                  889,000.00         ZZ
                          360                862,566.82         1
                          7.0000             5914.54            70
                          6.7500             5914.54
SAN ANTONIO   TX 78258    4                  09/05/01           00
616702596                 05                 11/01/01           0.0000
616702596                 O                  10/01/31
0

9105395       Q72/Y11     F                  507,850.00         ZZ
                          360                492,912.28         1
                          6.8750             3336.21            73
                          6.6250             3336.21
DENVILLE      NJ 07834    5                  10/10/01           00
616743551                 05                 12/01/01           0.0000
616743551                 O                  11/01/31
0

9105403       Q72/Y11     F                  408,000.00         ZZ
                          360                395,430.87         1
                          7.1250             2748.77            75
                          6.8750             2748.77
PORTLAND      OR 97201    5                  08/31/01           00
616787736                 05                 10/01/01           0.0000
616787736                 O                  09/01/31
0

9105405       Q72/Y11     F                  322,500.00         ZZ
                          360                313,755.00         1
                          7.5000             2254.97            75
                          7.2500             2254.97
DRYDEN        MI 48428    5                  09/27/01           00
616831832                 05                 11/01/01           0.0000
616831832                 O                  10/01/31
0

9105409       Q72/Y11     F                  536,000.00         ZZ
                          180                475,207.45         1
                          6.2500             4595.79            80
                          6.0000             4595.79
MIDDLEFIELD   CT 06455    1                  11/02/01           00
616846065                 05                 01/01/02           0.0000
616846065                 O                  12/01/16
0

9105413       Q72/Y11     F                  999,000.00         ZZ
                          180                881,006.59         1
                          6.6250             8771.16            68
                          6.3750             8771.16
BARRINGTON HILIL 60010    2                  09/25/01           00
616850723                 05                 11/01/01           0.0000
616850723                 O                  10/01/16
0

9105415       Q72/Y11     F                  540,000.00         ZZ
                          180                396,771.43         1
                          6.2500             4630.08            80
                          6.0000             4630.08
ORMOND BEACH  FL 32174    2                  09/17/01           00
616861156                 05                 11/01/01           0.0000
616861156                 O                  10/01/16
0

9105417       Q72/Y11     F                  380,000.00         ZZ
                          360                369,210.15         1
                          7.2500             2592.27            80
                          7.0000             2592.27
EDWARDS       CO 81632    1                  09/19/01           00
616879372                 01                 11/01/01           0.0000
616879372                 N                  10/01/31
0

9105439       Q72/Y11     F                  345,000.00         ZZ
                          360                335,648.51         1
                          7.5000             2412.29            73
                          7.2500             2412.29
TECUMSEH      MI 49286    2                  09/13/01           00
616899844                 05                 11/01/01           0.0000
616899844                 O                  10/01/31
0

9105443       Q72/Y11     F                  353,450.00         ZZ
                          360                343,644.01         1
                          7.3750             2441.19            88
                          7.1250             2441.19
PARK CITY     UT 84060    2                  09/24/01           10
616921363                 01                 11/01/01           25.0000
616921363                 N                  10/01/31
0

9105445       Q72/Y11     F                  324,000.00         ZZ
                          360                314,202.34         1
                          7.3750             2237.79            90
                          7.1250             2237.79
GARLAND       TX 75044    1                  08/02/01           12
616940048                 05                 10/01/01           25.0000
616940048                 O                  09/01/31
0

9105447       Q72/Y11     F                  411,750.00         ZZ
                          360                392,018.27         1
                          6.7500             2670.60            75
                          6.5000             2670.60
TACOMA        WA 98422    1                  10/16/01           00
616942266                 05                 12/01/01           0.0000
616942266                 O                  11/01/31
0

9105449       Q72/Y11     F                  390,000.00         ZZ
                          360                378,921.39         1
                          7.2500             2660.49            42
                          7.0000             2660.49
MANTOLOKING   NJ 08738    2                  10/15/01           00
616954443                 05                 12/01/01           0.0000
616954443                 N                  11/01/31
0

9105455       Q72/Y11     F                  440,150.00         ZZ
                          180                388,381.34         1
                          6.6250             3864.49            23
                          6.3750             3864.49
LA JOLLA      CA 92037    2                  09/24/01           00
616958686                 05                 11/01/01           0.0000
616958686                 O                  10/01/16
0

9105457       Q72/Y11     F                  611,000.00         ZZ
                          180                539,136.78         1
                          6.6250             5364.54            78
                          6.3750             5364.54
MANHATTAN BEACCA 90266    2                  09/06/01           00
616252729                 01                 11/01/01           0.0000
616252729                 O                  10/01/16
0

9105459       Q72/Y11     F                  475,000.00         ZZ
                          360                462,408.55         1
                          7.2500             3240.34            51
                          7.0000             3240.34
BREVARD       NC 28712    5                  11/08/01           00
616259101                 05                 01/01/02           0.0000
616259101                 O                  12/01/31
0

9105461       Q72/Y11     F                  396,000.00         ZZ
                          360                383,360.54         1
                          7.2500             2701.42            80
                          7.0000             2701.42
YAKIMA        WA 98908    1                  07/30/01           00
616259920                 05                 09/01/01           0.0000
616259920                 O                  08/01/31
0

9105465       Q72/Y11     F                  291,300.00         ZZ
                          180                256,726.35         1
                          6.5000             2537.54            57
                          6.2500             2537.54
SPRING        TX 77379    2                  09/21/01           00
616259986                 05                 11/01/01           0.0000
616259986                 O                  10/01/16
0

9105469       Q72/Y11     F                  304,000.00         ZZ
                          360                295,282.82         1
                          7.3750             2099.65            80
                          7.1250             2099.65
ANNANDALE     VA 22003    2                  08/30/01           00
616282725                 05                 10/01/01           0.0000
616282725                 O                  09/01/31
0

9105471       Q72/Y11     F                  325,000.00         ZZ
                          360                314,530.43         1
                          6.3750             2027.58            77
                          6.1250             2027.58
GREAT NECK    NY 11020    1                  10/31/01           00
616285795                 05                 12/01/01           0.0000
616285795                 O                  11/01/31
0

9105473       Q72/Y11     F                  400,000.00         ZZ
                          180                346,643.12         1
                          6.8750             3567.42            34
                          6.6250             3567.42
FAR HILLS     NJ 07931    1                  07/16/01           00
616288845                 05                 09/01/01           0.0000
616288845                 O                  08/01/16
0

9105475       Q72/Y11     F                  380,000.00         ZZ
                          360                359,662.64         1
                          6.3750             2370.71            26
                          6.1250             2370.71
ROLLING HILLS CA 90274    2                  10/16/01           00
616311047                 05                 12/01/01           0.0000
616311047                 O                  11/01/31
0

9105477       Q72/Y11     F                  336,000.00         ZZ
                          360                326,050.23         1
                          7.3750             2320.67            80
                          7.1250             2320.67
FRANKLIN      TN 37064    2                  07/09/01           00
616373473                 05                 09/01/01           0.0000
616373473                 O                  08/01/31
0

9105479       Q72/Y11     F                  420,000.00         ZZ
                          360                407,511.90         1
                          7.0000             2794.27            77
                          6.7500             2794.27
BOYNTON BEACH FL 33436    1                  09/18/01           00
616404813                 05                 11/01/01           0.0000
616404813                 O                  10/01/31
0

9105481       Q72/Y11     F                  445,500.00         ZZ
                          360                431,811.36         1
                          7.0000             2963.92            90
                          6.7500             2963.92
GATLINBURG    TN 37738    1                  08/24/01           14
616424032                 05                 10/01/01           25.0000
616424032                 O                  09/01/31
0

9105483       Q72/Y11     F                  432,000.00         ZZ
                          360                419,612.17         1
                          7.3750             2983.72            80
                          7.1250             2983.72
WESTON        FL 33326    1                  08/02/01           00
616440190                 05                 10/01/01           0.0000
616440190                 O                  09/01/31
0

9105487       Q72/Y11     F                  520,000.00         ZZ
                          360                501,451.88         1
                          6.3750             3244.12            80
                          6.1250             3244.12
BASTROP       LA 71220    2                  10/03/01           00
616447244                 05                 12/01/01           0.0000
616447244                 O                  11/01/31
0

9105489       Q72/Y11     F                  298,400.00         ZZ
                          360                289,318.32         1
                          7.3750             2060.97            80
                          7.1250             2060.97
CAMDEN WYOMINGDE 19934    2                  07/20/01           00
616459294                 05                 09/01/01           0.0000
616459294                 O                  08/01/31
0

9105491       Q72/Y11     F                  1,000,000.00       ZZ
                          180                879,921.37         1
                          5.8750             8371.18            48
                          5.6250             8371.18
RICHMOND      VA 23233    2                  10/19/01           00
616460561                 05                 12/01/01           0.0000
616460561                 O                  11/01/16
0

9105495       Q72/Y11     F                  408,750.00         ZZ
                          360                396,754.71         1
                          7.2500             2788.40            75
                          7.0000             2788.40
RIVERSIDE     CA 92506    5                  08/29/01           00
616559558                 05                 10/01/01           0.0000
616559558                 O                  09/01/31
0

9105497       Q72/Y11     F                  470,000.00         ZZ
                          180                411,024.95         1
                          6.3750             4061.98            65
                          6.1250             4061.98
NESHANIC STATINJ 08853    5                  08/17/01           00
616559809                 05                 10/01/01           0.0000
616559809                 O                  09/01/16
0

9105499       Q72/Y11     F                  428,000.00         ZZ
                          360                415,847.40         1
                          7.2500             2919.71            80
                          7.0000             2919.71
KATONAH       NY 10536    1                  09/28/01           00
616561028                 05                 11/01/01           0.0000
616561028                 O                  10/01/31
0

9105501       Q72/Y11     F                  318,750.00         ZZ
                          180                274,035.67         1
                          6.2500             2733.04            68
                          6.0000             2733.04
FREMONT       CA 94539    2                  09/07/01           00
616234270                 05                 11/01/01           0.0000
616234270                 O                  10/01/16
0

9105503       Q72/Y11     F                  515,000.00         ZZ
                          360                500,035.38         1
                          7.1250             3469.65            80
                          6.8750             3469.65
LOVELAND      CO 80538    2                  10/01/01           00
616571166                 05                 11/01/01           0.0000
616571166                 N                  10/01/31
0

9105507       Q72/Y11     F                  410,000.00         ZZ
                          360                398,287.99         1
                          7.1250             2762.25            52
                          6.8750             2762.25
SOUTH SALEM   NY 10590    1                  10/25/01           00
613236037                 05                 12/01/01           0.0000
613236037                 O                  11/01/31
0

9105509       Q72/Y11     F                  464,250.00         ZZ
                          360                450,278.59         1
                          6.7500             3011.12            75
                          6.5000             3011.12
TRABUCO CANYONCA 92679    5                  10/11/01           00
614065512                 05                 12/01/01           0.0000
614065512                 O                  11/01/31
0

9105511       Q72/Y11     F                  450,000.00         ZZ
                          180                394,552.10         1
                          6.8750             4013.34            52
                          6.6250             4013.34
GALVESTON     TX 77554    4                  07/23/01           00
614442233                 05                 09/01/01           0.0000
614442233                 O                  08/01/16
0

9105513       Q72/Y11     F                  685,000.00         ZZ
                          360                665,317.20         1
                          7.6250             4848.39            53
                          7.3750             4848.39
BOXFORD       MA 01921    5                  07/02/01           00
614758315                 05                 09/01/01           0.0000
614758315                 O                  08/01/31
0

9105515       Q72/Y11     F                  497,050.00         ZZ
                          360                481,230.19         1
                          7.0000             3306.89            80
                          6.7500             3306.89
BELLAIRE      TX 77401    1                  08/27/01           00
615106182                 05                 10/01/01           0.0000
615106182                 O                  09/01/31
0

9105517       Q72/Y11     F                  329,000.00         ZZ
                          360                320,579.76         1
                          7.6250             2328.64            80
                          7.3750             2328.64
LAVALLETTE    NJ 08735    2                  10/05/01           00
615363936                 05                 12/01/01           0.0000
615363936                 N                  11/01/31
0

9105521       Q72/Y11     F                  566,000.00         ZZ
                          360                548,303.08         1
                          7.2500             3861.12            67
                          7.0000             3861.12
MOUNTAIN VIEW CA 94040    2                  06/11/01           00
615473449                 05                 08/01/01           0.0000
615473449                 O                  07/01/31
0

9105523       Q72/Y11     F                  340,950.00         ZZ
                          180                297,998.19         1
                          7.0000             3064.55            80
                          6.7500             3064.55
NORMAN        OK 73072    2                  06/26/01           00
615658692                 05                 08/01/01           0.0000
615658692                 O                  07/01/16
0

9105527       Q72/Y11     F                  471,750.00         ZZ
                          360                456,101.15         1
                          7.3750             3258.26            80
                          7.1250             3258.26
DULUTH        GA 30097    1                  06/29/01           00
615789304                 05                 08/01/01           0.0000
615789304                 O                  07/01/31
0

9105531       Q72/Y11     F                  350,000.00         ZZ
                          180                300,568.85         1
                          6.6250             3072.98            68
                          6.3750             3072.98
DESTIN        FL 32541    1                  06/16/01           00
615822873                 01                 08/01/01           0.0000
615822873                 N                  07/01/16
0

9105535       Q72/Y11     F                  386,500.00         ZZ
                          180                336,431.78         1
                          6.7500             3420.18            79
                          6.5000             3420.18
FAIR OAKS RANCTX 78015    2                  07/19/01           00
615830305                 05                 09/01/01           0.0000
615830305                 O                  08/01/16
0

9105537       Q72/Y11     F                  379,000.00         ZZ
                          360                367,877.81         1
                          7.2500             2585.45            78
                          7.0000             2585.45
WINTER PARK   CO 80482    2                  08/30/01           00
615997716                 01                 10/01/01           0.0000
615997716                 N                  09/01/31
0

9105541       Q72/Y11     F                  400,000.00         ZZ
                          360                379,171.56         1
                          6.6250             2561.24            62
                          6.3750             2561.24
LARCHMONT     NY 10538    1                  10/17/01           00
616027781                 05                 12/01/01           0.0000
616027781                 O                  11/01/31
0

9105547       Q72/Y11     F                  609,000.00         ZZ
                          180                510,691.12         1
                          6.2500             5221.71            31
                          6.0000             5221.71
SAN FRANCISCO CA 94108    2                  07/13/01           00
616066266                 01                 09/01/01           0.0000
616066266                 O                  08/01/16
0

9105551       Q72/Y11     F                  468,000.00         ZZ
                          360                454,267.15         1
                          7.6250             3312.48            80
                          7.3750             3312.48
LAKE GROVE    NY 11755    1                  06/19/01           00
616096616                 05                 08/01/01           0.0000
616096616                 O                  07/01/31
0

9105553       Q72/Y11     F                  294,000.00         ZZ
                          360                285,153.68         1
                          7.6250             2080.92            95
                          7.3750             2080.92
PIEDMONT      OK 73078    1                  07/06/01           04
616135533                 05                 09/01/01           30.0000
616135533                 O                  08/01/31
0

9105555       Q72/Y11     F                  425,000.00         ZZ
                          360                412,121.05         1
                          7.2500             2899.25            66
                          7.0000             2899.25
MIDLOTHIAN    VA 23113    2                  07/20/01           00
616149414                 05                 09/01/01           0.0000
616149414                 O                  08/01/31
0

9105557       Q72/Y11     F                  328,000.00         ZZ
                          360                316,948.33         1
                          7.5000             2293.42            80
                          7.2500             2293.42
THOUSAND OAKS CA 91360    2                  08/31/01           00
616178216                 05                 10/01/01           0.0000
616178216                 O                  09/01/31
0

9105565       Q72/Y11     F                  282,900.00         ZZ
                          360                273,910.54         1
                          7.0000             1882.14            90
                          6.7500             1882.14
GARLAND       TX 75043    2                  07/03/01           10
616231244                 05                 09/01/01           25.0000
616231244                 O                  08/01/31
0

9105569       Q72/Y11     F                  309,950.00         ZZ
                          180                272,782.25         1
                          7.2500             2829.42            80
                          7.0000             2829.42
FARMINGTON HILMI 48331    5                  07/18/01           00
212851327                 05                 09/01/01           0.0000
212851327                 O                  08/01/16
0

9105571       Q72/Y11     F                  315,000.00         ZZ
                          360                306,377.82         1
                          7.6250             2229.55            55
                          7.3750             2229.55
HARBOR SPRINGSMI 49740    2                  08/16/01           00
212877680                 05                 10/01/01           0.0000
212877680                 O                  09/01/31
0

9105573       Q72/Y11     F                  296,000.00         ZZ
                          360                287,313.68         1
                          7.2500             2019.24            80
                          7.0000             2019.24
CARMEL        IN 46032    1                  08/24/01           00
212897252                 05                 10/01/01           0.0000
212897252                 O                  09/01/31
0

9105577       Q72/Y11     F                  367,950.00         ZZ
                          360                357,258.15         1
                          7.1250             2478.95            78
                          6.8750             2478.95
FARMINGTON HILMI 48331    2                  09/17/01           00
212993738                 05                 11/01/01           0.0000
212993738                 O                  10/01/31
0

9105579       Q72/Y11     F                  452,000.00         ZZ
                          360                438,683.09         1
                          6.8750             2969.32            80
                          6.6250             2969.32
HARTLAND      MI 48430    1                  11/01/01           00
212998390                 05                 12/01/01           0.0000
212998390                 O                  11/01/31
0

9105581       Q72/Y11     F                  320,000.00         ZZ
                          360                311,000.38         1
                          7.1250             2155.90            80
                          6.8750             2155.90
FARMINGTON HILMI 48331    5                  10/15/01           00
213020722                 01                 12/01/01           0.0000
213020722                 O                  11/01/31
0

9105583       Q72/Y11     F                  348,000.00         ZZ
                          360                333,072.39         1
                          6.7500             2257.12            80
                          6.5000             2257.12
MERIDIAN TWP. MI 48864    1                  11/09/01           00
213026272                 05                 01/01/02           0.0000
213026272                 O                  12/01/31
0

9105587       Q72/Y11     F                  344,000.00         ZZ
                          360                333,532.72         1
                          6.7500             2231.18            80
                          6.5000             2231.18
CANTON TWP.   MI 48187    2                  10/19/01           00
213046265                 05                 12/01/01           0.0000
213046265                 O                  11/01/31
0

9105589       Q72/Y11     F                  340,000.00         ZZ
                          360                329,703.89         1
                          6.7500             2205.23            80
                          6.5000             2205.23
PENDLETON     IN 46064    1                  10/31/01           00
213057997                 05                 12/01/01           0.0000
213057997                 O                  11/01/31
0

9105591       Q72/Y11     F                  340,000.00         ZZ
                          360                329,018.87         1
                          6.3750             2121.16            55
                          6.1250             2121.16
BIRMINGHAM    MI 48009    4                  10/17/01           00
213062040                 05                 12/01/01           0.0000
213062040                 O                  11/01/31
0

9105593       Q72/Y11     F                  417,000.00         ZZ
                          360                405,152.74         1
                          6.8750             2739.39            75
                          6.6250             2739.39
WEST BLOOMFIELMI 48324    2                  11/01/01           00
213065134                 05                 01/01/02           0.0000
213065134                 O                  12/01/31
0

9105601       Q72/Y11     F                  375,000.00         ZZ
                          360                361,115.26         1
                          6.7500             2432.24            77
                          6.5000             2432.24
SYLVANIA      OH 43560    1                  10/24/01           00
213069354                 05                 12/01/01           0.0000
213069354                 O                  11/01/31
0

9105605       Q72/Y11     F                  342,700.00         ZZ
                          360                326,281.93         1
                          6.5000             2166.10            73
                          6.2500             2166.10
GROSSE ILE TWPMI 48138    2                  11/01/01           00
213074705                 05                 01/01/02           0.0000
213074705                 O                  12/01/31
0

9105609       Q72/Y11     F                  550,000.00         ZZ
                          360                534,011.57         1
                          6.7500             3567.29            71
                          6.5000             3567.29
GROSSE POINTE MI 48236    5                  10/30/01           00
213077229                 05                 01/01/02           0.0000
213077229                 O                  12/01/31
0

9105611       Q72/Y11     F                  479,000.00         ZZ
                          154                408,670.65         1
                          5.7500             4404.99            40
                          5.5000             4404.99
BLOOMFIELD TWPMI 48304    2                  11/05/01           00
213083410                 05                 01/01/02           0.0000
213083410                 O                  10/01/14
0

9105615       Q72/Y11     F                  335,000.00         ZZ
                          360                324,918.52         1
                          6.7500             2172.80            70
                          6.5000             2172.80
SHELBY TWP    MI 48316    5                  10/18/01           00
213085058                 05                 12/01/01           0.0000
213085058                 O                  11/01/31
0

9105617       Q72/Y11     F                  388,000.00         ZZ
                          360                376,322.09         1
                          6.7500             2516.56            76
                          6.5000             2516.56
BEVERLY HILLS MI 48025    2                  10/26/01           00
213089450                 05                 12/01/01           0.0000
213089450                 O                  11/01/31
0

9105679       Q72/Y11     F                  320,000.00         ZZ
                          360                308,665.16         1
                          6.8750             2102.17            80
                          6.6250             2102.17
GROSSE POINTE MI 48236    2                  10/16/01           00
611190847                 05                 12/01/01           0.0000
611190847                 O                  11/01/31
0

9105681       Q72/Y11     F                  276,800.00         ZZ
                          360                238,388.23         1
                          7.2500             1888.26            80
                          7.0000             1888.26
MERRICK       NY 11566    1                  12/21/98           00
7080239                   05                 02/01/99           0.0000
7080239                   O                  01/01/29
0

9105683       Q72/Y11     F                  460,000.00         ZZ
                          180                338,858.02         1
                          6.6250             4038.77            84
                          6.3750             4038.77
RAPID CITY    SD 57702    2                  11/20/98           14
7080476                   05                 01/01/99           6.0000
7080476                   O                  12/01/13
0

9105689       Q72/Y11     F                  404,500.00         ZZ
                          180                260,264.13         1
                          6.1250             3440.78            80
                          5.8750             3440.78
AUSTIN        TX 78746    2                  10/23/98           00
7080662                   05                 12/01/98           0.0000
7080662                   O                  11/01/13
0

9105691       Q72/Y11     F                  290,000.00         ZZ
                          180                144,819.82         1
                          6.1250             2466.81            80
                          5.8750             2466.81
TACOMA        WA 98422    2                  10/26/98           00
7080697                   05                 12/01/98           0.0000
7080697                   O                  11/01/13
0

9105693       Q72/Y11     F                  270,000.00         ZZ
                          180                196,590.68         1
                          6.3750             2333.48            80
                          6.1250             2333.48
DAVIE         FL 33328    1                  11/02/98           00
7080743                   05                 12/01/98           0.0000
7080743                   O                  11/01/13
0

9105695       Q72/Y11     F                  500,000.00         ZZ
                          180                367,008.37         1
                          6.7500             4424.55            80
                          6.5000             4424.55
SAN DIEGO     CA 92103    5                  11/09/98           00
7080786                   05                 01/01/99           0.0000
7080786                   O                  12/01/13
0

9105697       Q72/Y11     F                  259,000.00         ZZ
                          180                191,278.42         1
                          6.7500             2291.92            80
                          6.5000             2291.92
SEATTLE       WA 98117    5                  10/29/98           00
7080883                   05                 01/01/99           0.0000
7080883                   O                  12/01/13
0

9105699       Q72/Y11     F                  500,000.00         ZZ
                          180                313,966.20         1
                          6.2500             4287.11            80
                          6.0000             4287.11
GIG HARBOR    WA 98335    5                  10/22/98           00
7080913                   05                 12/01/98           0.0000
7080913                   O                  11/01/13
0

9105701       Q72/Y11     F                  384,000.00         ZZ
                          180                271,583.82         1
                          5.8750             3214.54            80
                          5.6250             3214.54
WHITE PLAINS  NY 10605    2                  10/27/98           00
7081227                   05                 01/01/99           0.0000
7081227                   O                  12/01/13
0

9105703       Q72/Y11     F                  465,000.00         ZZ
                          180                336,323.37         1
                          5.7500             3861.41            80
                          5.5000             3861.41
HOLMDEL       NJ 07733    2                  11/16/98           00
7081243                   05                 01/01/99           0.0000
7081243                   O                  12/01/13
0

9105705       Q72/Y11     F                  322,950.00         ZZ
                          180                113,303.61         1
                          6.2500             2769.05            80
                          6.0000             2769.05
AUSTIN        TX 78737    2                  10/28/98           00
7081260                   05                 12/01/98           0.0000
7081260                   O                  11/01/13
0

9105707       Q72/Y11     F                  265,000.00         ZZ
                          180                192,690.32         1
                          6.0000             2236.22            80
                          5.7500             2236.22
CARMICHAEL    CA 95608    2                  11/18/98           00
7081294                   05                 01/01/99           0.0000
7081294                   O                  12/01/13
0

9105711       Q72/Y11     F                  265,000.00         ZZ
                          180                164,646.72         1
                          6.2500             2272.17            80
                          6.0000             2272.17
GUILFORD      CT 06437    2                  11/11/98           00
7081308                   05                 01/01/99           0.0000
7081308                   O                  12/01/13
0

9105713       Q72/Y11     F                  328,000.00         ZZ
                          180                233,803.05         1
                          5.7500             2723.75            80
                          5.5000             2723.75
RICHMOND      VA 23229    2                  11/24/98           00
7081324                   05                 01/01/99           0.0000
7081324                   O                  12/01/13
0

9105717       Q72/Y11     F                  260,000.00         ZZ
                          180                188,204.40         1
                          6.2500             2229.30            80
                          6.0000             2229.30
LAKEVILLE     MN 55044    2                  10/28/98           00
7081367                   05                 12/01/98           0.0000
7081367                   O                  11/01/13
0

9105721       Q72/Y11     F                  450,000.00         ZZ
                          180                296,919.82         1
                          6.0000             3797.36            80
                          5.7500             3797.36
BIRMINGHAM    AL 35205    2                  11/04/98           00
7081464                   05                 01/01/99           0.0000
7081464                   O                  12/01/13
0

9105725       Q72/Y11     F                  370,000.00         ZZ
                          180                246,173.27         1
                          5.7500             3072.52            80
                          5.5000             3072.52
PALATINE      IL 60067    2                  10/15/98           00
7081481                   05                 12/01/98           0.0000
7081481                   O                  11/01/13
0

9105729       Q72/Y11     F                  367,200.00         ZZ
                          360                326,536.33         1
                          6.6250             2351.22            80
                          6.3750             2351.22
HOUSTON       TX 77030    1                  10/20/98           00
7081502                   05                 12/01/98           0.0000
7081502                   O                  11/01/28
0

9105739       Q72/Y11     F                  276,500.00         ZZ
                          180                90,850.09          1
                          6.0000             2333.26            80
                          5.7500             2333.26
GETTYSBURG    PA 17325    2                  12/11/98           00
7081715                   05                 02/01/99           0.0000
7081715                   O                  01/01/14
0

9105743       Q72/Y11     F                  303,000.00         ZZ
                          180                222,631.71         1
                          6.5000             2639.46            80
                          6.2500             2639.46
WYOMING       MN 55092    2                  11/16/98           00
7081731                   05                 01/01/99           0.0000
7081731                   O                  12/01/13
0

9105747       Q72/Y11     F                  344,000.00         ZZ
                          180                198,228.69         1
                          6.7500             3044.09            80
                          6.5000             3044.09
SAN ANTONIO   TX 78248    2                  11/02/98           00
7081774                   05                 12/01/98           0.0000
7081774                   O                  11/01/13
0

9105751       Q72/Y11     F                  428,000.00         ZZ
                          180                314,880.99         1
                          6.2500             3669.77            80
                          6.0000             3669.77
BUMPASS       VA 23024    4                  12/03/98           00
7081812                   05                 02/01/99           0.0000
7081812                   O                  01/01/14
0

9105755       Q72/Y11     F                  419,850.00         ZZ
                          360                379,496.85         1
                          7.1250             2828.61            80
                          6.8750             2828.61
OLD BROOKVILLENY 11545    5                  12/23/98           00
7081821                   05                 02/01/99           0.0000
7081821                   O                  01/01/29
0

9105799       Q72/Y11     F                  315,300.00         ZZ
                          180                228,969.19         1
                          6.2500             2703.45            80
                          6.0000             2703.45
CUMMING       GA 30040    2                  10/30/98           00
7081944                   05                 12/01/98           0.0000
7081944                   O                  11/01/13
0

9105805       Q72/Y11     F                  268,500.00         ZZ
                          180                179,479.90         1
                          6.0000             2265.76            80
                          5.7500             2265.76
CHEVY CHASE   MD 20815    2                  10/28/98           00
7081961                   05                 12/01/98           0.0000
7081961                   O                  11/01/13
0

9105807       Q72/Y11     F                  265,000.00         ZZ
                          180                194,459.73         1
                          6.1250             2254.16            80
                          5.8750             2254.16
CHEVY CHASE   MD 20815    2                  12/22/98           00
7081979                   05                 02/01/99           0.0000
7081979                   O                  01/01/14
0

9105809       Q72/Y11     F                  325,000.00         ZZ
                          180                236,941.58         1
                          6.1250             2764.53            80
                          5.8750             2764.53
HOUSTON       TX 77005    1                  11/05/98           00
7082045                   05                 01/01/99           0.0000
7082045                   O                  12/01/13
0

9105811       Q72/Y11     F                  314,500.00         ZZ
                          180                211,105.93         1
                          6.2500             2696.59            80
                          6.0000             2696.59
VIENNA        VA 22182    2                  11/30/98           00
7082169                   05                 01/01/99           0.0000
7082169                   O                  12/01/13
0

9105815       Q72/Y11     F                  328,500.00         ZZ
                          360                131,416.18         1
                          7.2500             2240.95            90
                          7.0000             2240.95
OCEAN BEACH   NY 11770    1                  12/14/98           00
7082193                   05                 02/01/99           0.0000
7082193                   O                  01/01/29
0

9105819       Q72/Y11     F                  379,000.00         ZZ
                          360                342,391.59         1
                          6.5000             2395.54            80
                          6.2500             2395.54
MINNETONKA    MN 55345    2                  12/28/98           00
7082240                   05                 02/01/99           0.0000
7082240                   O                  01/01/29
0

9105821       Q72/Y11     F                  536,250.00         ZZ
                          360                489,168.36         1
                          7.2500             3658.17            80
                          7.0000             3658.17
LONG BEACH    CA 90803    1                  12/02/98           00
7082312                   05                 01/01/99           0.0000
7082312                   O                  12/01/28
0

9105823       Q72/Y11     F                  328,200.00         ZZ
                          360                307,455.01         1
                          7.1250             2211.14            90
                          6.8750             2211.14
MOUNTAIN VIEW CA 94040    1                  01/18/99           00
7082339                   01                 03/01/99           0.0000
7082339                   O                  02/01/29
0

9105825       Q72/Y11     F                  433,000.00         ZZ
                          180                314,358.88         1
                          6.5000             3771.89            80
                          6.2500             3771.89
BELLAIRE      TX 77401    2                  11/30/98           00
7082371                   05                 01/01/99           0.0000
7082371                   O                  12/01/13
0

9105827       Q72/Y11     F                  319,550.00         ZZ
                          180                143,833.36         1
                          6.2500             2739.89            80
                          6.0000             2739.89
SEABROOK      TX 77586    2                  11/02/98           00
7082380                   05                 12/01/98           0.0000
7082380                   O                  11/01/13
0

9105829       Q72/Y11     F                  348,000.00         ZZ
                          180                256,024.87         1
                          6.2500             2983.83            80
                          6.0000             2983.83
SUNNYVALE     CA 94087    2                  12/23/98           00
7082410                   05                 02/01/99           0.0000
7082410                   O                  01/01/14
0

9105831       Q72/Y11     F                  339,000.00         ZZ
                          180                238,124.02         1
                          6.6250             2976.40            80
                          6.3750             2976.40
MISSION VIEJO CA 92692    2                  12/02/98           00
7082495                   05                 02/01/99           0.0000
7082495                   O                  01/01/14
0

9105837       Q72/Y11     F                  257,600.00         ZZ
                          360                233,981.52         1
                          7.2500             1757.29            80
                          7.0000             1757.29
IRVING        TX 75063    1                  11/25/98           00
7082631                   05                 01/01/99           0.0000
7082631                   O                  12/01/28
0

9105841       Q72/Y11     F                  499,000.00         ZZ
                          360                464,779.86         1
                          6.7500             3236.50            80
                          6.5000             3236.50
OYSTER BAY    NY 11771    1                  12/18/98           00
7083106                   05                 02/01/99           0.0000
7083106                   O                  01/01/29
0

9105843       Q72/Y11     F                  336,000.00         ZZ
                          180                246,877.77         1
                          6.5000             2926.92            80
                          6.2500             2926.92
LIGHTHOUSE POIFL 33064    1                  11/30/98           00
7083271                   05                 01/01/99           0.0000
7083271                   O                  12/01/13
0

9105845       Q72/Y11     F                  439,400.00         ZZ
                          360                406,299.59         1
                          6.7500             2849.94            80
                          6.5000             2849.94
SAN ANTONIO   TX 78230    2                  11/23/98           00
7083581                   05                 01/01/99           0.0000
7083581                   O                  12/01/28
0

9105847       Q72/Y11     F                  259,000.00         ZZ
                          360                242,969.20         1
                          7.3750             1788.85            80
                          7.1250             1788.85
SETAUKET      NY 11733    1                  12/28/98           00
7083734                   05                 02/01/99           0.0000
7083734                   O                  01/01/29
0

9105851       Q72/Y11     F                  288,000.00         ZZ
                          180                216,432.43         1
                          7.0000             2588.63            80
                          6.7500             2588.63
TROY          NY 12180    5                  01/12/99           00
7084013                   05                 03/01/99           0.0000
7084013                   O                  02/01/14
0

9105853       Q72/Y11     F                  317,000.00         ZZ
                          360                296,590.04         1
                          7.1250             2135.69            80
                          6.8750             2135.69
MESA          AZ 85207    4                  12/30/98           00
7084056                   05                 02/01/99           0.0000
7084056                   O                  01/01/29
0

9105855       Q72/Y11     F                  460,750.00         ZZ
                          360                418,895.28         1
                          7.0000             3065.38            80
                          6.7500             3065.38
PLANO         TX 75093    2                  11/30/98           00
7084188                   05                 01/01/99           0.0000
7084188                   O                  12/01/28
0

9105857       Q72/Y11     F                  452,000.00         ZZ
                          360                422,898.18         1
                          7.1250             3045.21            80
                          6.8750             3045.21
SAN JOSE      CA 95120    1                  12/19/98           00
7084650                   05                 02/01/99           0.0000
7084650                   O                  01/01/29
0

9105859       Q72/Y11     F                  327,000.00         ZZ
                          360                304,624.75         1
                          6.8750             2148.16            80
                          6.6250             2148.16
TROY          MI 48098    2                  12/17/98           00
7084668                   05                 02/01/99           0.0000
7084668                   O                  01/01/29
0

9105861       Q72/Y11     F                  423,000.00         ZZ
                          360                394,592.63         1
                          6.8750             2778.81            80
                          6.6250             2778.81
FRANKLIN      TN 37064    2                  12/18/98           00
7084765                   05                 02/01/99           0.0000
7084765                   O                  01/01/29
0

9105863       Q72/Y11     F                  323,000.00         ZZ
                          360                300,505.83         1
                          6.6250             2068.20            80
                          6.3750             2068.20
EASTON        CT 06612    5                  01/15/99           00
7084838                   05                 03/01/99           0.0000
7084838                   O                  02/01/29
0

9105865       Q72/Y11     F                  305,000.00         ZZ
                          360                278,335.16         1
                          6.6250             1952.95            80
                          6.3750             1952.95
YARDLEY       PA 19067    1                  12/18/98           00
7085028                   05                 02/01/99           0.0000
7085028                   O                  01/01/29
0

9105869       Q72/Y11     F                  588,000.00         ZZ
                          360                548,498.23         1
                          6.8750             3862.74            80
                          6.6250             3862.74
LOS ANGELES   CA 90049    1                  11/30/98           00
7085052                   05                 02/01/99           0.0000
7085052                   O                  01/01/29
0

9105871       Q72/Y11     F                  349,000.00         ZZ
                          360                325,923.19         1
                          7.0000             2321.91            80
                          6.7500             2321.91
MISSION VIEJO CA 92692    1                  12/04/98           00
7085087                   05                 02/01/99           0.0000
7085087                   O                  01/01/29
0

9105873       Q72/Y11     F                  337,000.00         ZZ
                          360                313,888.77         1
                          6.7500             2185.78            80
                          6.5000             2185.78
WALTON        KY 41094    5                  12/18/98           00
7085214                   05                 02/01/99           0.0000
7085214                   O                  01/01/29
0

9105879       Q72/Y11     F                  533,500.00         ZZ
                          360                491,232.15         1
                          6.6250             3416.06            80
                          6.3750             3416.06
GAHANNA       OH 43230    5                  12/30/98           00
7085532                   05                 02/01/99           0.0000
7085532                   O                  01/01/29
0

9105881       Q72/Y11     F                  705,000.00         ZZ
                          360                657,654.48         1
                          6.8750             4631.35            80
                          6.6250             4631.35
SARATOGA      CA 95070    2                  12/14/98           00
7085770                   05                 02/01/99           0.0000
7085770                   O                  01/01/29
0

9105883       Q72/Y11     F                  360,000.00         ZZ
                          360                306,602.66         1
                          7.1250             2425.39            80
                          6.8750             2425.39
LAKE FOREST   CA 92630    2                  12/17/98           00
7085991                   05                 02/01/99           0.0000
7085991                   O                  01/01/29
0

9105885       Q72/Y11     F                  273,000.00         ZZ
                          360                254,998.44         1
                          6.8750             1793.42            80
                          6.6250             1793.42
CHARLOTTE     NC 28269    2                  01/13/99           00
7086644                   05                 03/01/99           0.0000
7086644                   O                  02/01/29
0

9105887       Q72/Y11     F                  425,000.00         ZZ
                          180                16,377.84          2
                          6.1250             3615.16            80
                          5.8750             3615.16
SAN FRANCISCO CA 94114    2                  01/07/99           00
7086679                   05                 03/01/99           0.0000
7086679                   O                  02/01/14
0

9105919       Q72/Y11     F                  332,000.00         ZZ
                          180                240,187.01         1
                          6.2500             2846.64            80
                          6.0000             2846.64
SAINT PETERSBUFL 33705    1                  12/24/98           00
7086822                   05                 02/01/99           0.0000
7086822                   O                  01/01/14
0

9105925       Q72/Y11     F                  295,450.00         ZZ
                          360                275,994.36         1
                          7.2500             2015.49            95
                          7.0000             2015.49
SCOTTSDALE    AZ 85260    1                  12/29/98           00
7086962                   05                 02/01/99           0.0000
7086962                   O                  01/01/29
0

9105931       Q72/Y11     F                  346,500.00         ZZ
                          360                317,086.53         1
                          7.1250             2334.43            90
                          6.8750             2334.43
MERRITT ISLANDFL 32952    1                  01/06/99           14
7087136                   05                 03/01/99           25.0000
7087136                   O                  02/01/29
0

9105939       Q72/Y11     F                  327,400.00         ZZ
                          360                304,270.47         1
                          6.5000             2069.39            79
                          6.2500             2069.39
SAN ANTONIO   TX 78258    1                  01/29/99           00
7426275                   05                 03/01/99           0.0000
7426275                   O                  02/01/29
0

9105941       Q72/Y11     F                  244,150.00         ZZ
                          360                225,413.00         1
                          6.7500             1583.55            95
                          6.5000             1583.55
HAYWARD       CA 94541    1                  11/20/98           00
7469152                   05                 01/01/99           0.0000
7469152                   O                  12/01/28
0

9105943       Q72/Y11     F                  648,400.00         ZZ
                          360                596,670.26         1
                          6.2500             3992.32            75
                          6.0000             3992.32
DALLAS        TX 75217    2                  01/13/99           00
7469322                   05                 03/01/99           0.0000
7469322                   O                  02/01/29
0

9105945       Q72/Y11     F                  317,250.00         ZZ
                          360                296,622.97         1
                          6.6250             2031.39            75
                          6.3750             2031.39
CLARKSBURG    NJ 08510    5                  04/26/99           00
7469896                   05                 06/01/99           0.0000
7469896                   O                  05/01/29
0

9105947       Q72/Y11     F                  253,000.00         ZZ
                          360                237,532.52         1
                          6.8750             1662.03            59
                          6.6250             1662.03
ALAMEDA       CA 94501    2                  05/17/99           00
7469993                   05                 07/01/99           0.0000
7469993                   O                  06/01/29
0

9105949       Q72/Y11     F                  252,000.00         ZZ
                          360                236,262.78         1
                          6.7500             1634.47            80
                          6.5000             1634.47
ALAMEDA       CA 94501    1                  05/18/99           00
7470223                   05                 07/01/99           0.0000
7470223                   O                  06/01/29
0

9105955       Q72/Y11     F                  300,000.00         ZZ
                          360                282,076.44         1
                          7.3750             2072.03            83
                          7.1250             2072.03
LAS VEGAS     NV 89128    1                  04/12/99           12
7470487                   05                 06/01/99           30.0000
7470487                   N                  05/01/29
0

9105957       Q72/Y11     F                  304,000.00         ZZ
                          360                275,765.47         1
                          6.8750             1997.07            79
                          6.6250             1997.07
UNIVERSITY PARTX 75225    1                  04/30/99           00
7470941                   05                 06/01/99           0.0000
7470941                   O                  05/01/29
0

9105959       Q72/Y11     F                  300,000.00         ZZ
                          360                282,081.99         1
                          7.1250             2021.16            61
                          6.8750             2021.16
REDMOND       WA 98053    5                  04/19/99           00
7471033                   05                 06/01/99           0.0000
7471033                   O                  05/01/29
0

9105961       Q72/Y11     F                  404,100.00         ZZ
                          360                345,486.46         1
                          6.8750             2654.65            90
                          6.6250             2654.65
KEY LARGO     FL 33037    1                  05/10/99           00
7471645                   05                 07/01/99           0.0000
7471645                   O                  06/01/29
0

9105963       Q72/Y11     F                  274,500.00         ZZ
                          360                258,105.13         1
                          7.1250             1849.36            75
                          6.8750             1849.36
GIBSONIA      PA 15044    5                  04/28/99           00
7471696                   05                 06/01/99           0.0000
7471696                   O                  05/01/29
0

9105967       Q72/Y11     F                  378,500.00         ZZ
                          360                368,231.32         1
                          7.1250             2550.02            76
                          6.8750             2550.02
NEWPORT BEACH CA 92660    2                  11/02/01           00
618542712                 01                 01/01/02           0.0000
618542712                 N                  12/01/31
0

9105969       Q72/Y11     F                  333,000.00         ZZ
                          360                323,551.08         1
                          7.3750             2299.95            66
                          7.1250             2299.95
VENICE        CA 90291    5                  10/30/01           00
618553987                 05                 12/01/01           0.0000
618553987                 O                  11/01/31
0

9105971       Q72/Y11     F                  398,000.00         ZZ
                          360                379,226.29         1
                          6.2500             2450.55            69
                          6.0000             2450.55
MAPLE GROVE   MN 55311    5                  11/05/01           00
618573787                 05                 01/01/02           0.0000
618573787                 O                  12/01/31
0

9105973       Q72/Y11     F                  560,000.00         ZZ
                          360                541,769.24         1
                          6.3750             3493.67            70
                          6.1250             3493.67
LA CANADA     CA 91011    1                  10/25/01           00
618573969                 05                 12/01/01           0.0000
618573969                 O                  11/01/31
0

9105975       Q72/Y11     F                  350,000.00         ZZ
                          360                340,168.27         1
                          7.1250             2358.01            58
                          6.8750             2358.01
COCOA         FL 32922    5                  10/26/01           00
618575266                 05                 12/01/01           0.0000
618575266                 O                  11/01/31
0

9105977       Q72/Y11     F                  362,000.00         ZZ
                          360                350,338.56         1
                          6.3750             2258.41            72
                          6.1250             2258.41
KELLER        TX 76248    2                  10/24/01           00
618575448                 05                 12/01/01           0.0000
618575448                 O                  11/01/31
0

9105979       Q72/Y11     F                  448,000.00         ZZ
                          360                435,147.04         1
                          6.8750             2943.04            80
                          6.6250             2943.04
MILTON        MA 02186    1                  11/09/01           00
618586748                 05                 01/01/02           0.0000
618586748                 O                  12/01/31
0

9105983       Q72/Y11     F                  524,420.00         ZZ
                          360                509,520.57         1
                          6.8750             3445.07            71
                          6.6250             3445.07
PARK CITY     UT 84060    1                  11/07/01           00
618600369                 05                 01/01/02           0.0000
618600369                 O                  12/01/31
0

9105985       Q72/Y11     F                  281,700.00         ZZ
                          360                273,365.05         1
                          6.8750             1850.57            90
                          6.6250             1850.57
SANTA ROSA BEAFL 32459    1                  10/25/01           00
618606980                 01                 12/01/01           0.0000
618606980                 O                  11/01/31
0

9105987       Q72/Y11     F                  422,100.00         ZZ
                          360                410,107.54         1
                          6.8750             2772.90            85
                          6.6250             2772.90
CORAL GABLES  FL 33146    1                  11/09/01           00
618617529                 05                 01/01/02           0.0000
618617529                 O                  12/01/31
0

9105989       Q72/Y11     F                  304,000.00         ZZ
                          360                295,261.15         1
                          7.0000             2022.52            95
                          6.7500             2022.52
BROOKFIELD    WI 53045    1                  10/31/01           14
618625017                 05                 12/01/01           30.0000
618625017                 O                  11/01/31
0

9105991       Q72/Y11     F                  479,200.00         ZZ
                          360                459,032.07         1
                          7.0000             3188.13            69
                          6.7500             3188.13
MANDEVILLE    LA 70471    2                  11/07/01           00
618667995                 05                 01/01/02           0.0000
618667995                 O                  12/01/31
0

9105993       Q72/Y11     F                  345,600.00         ZZ
                          360                335,764.59         1
                          7.1250             2328.37            80
                          6.8750             2328.37
SEASIDE       CA 93955    1                  10/23/01           00
618680776                 05                 12/01/01           0.0000
618680776                 O                  11/01/31
0

9105995       Q72/Y11     F                  487,500.00         ZZ
                          360                473,967.41         1
                          7.1250             3284.38            75
                          6.8750             3284.38
NEWARK        CA 94560    5                  10/25/01           00
618710943                 05                 01/01/02           0.0000
618710943                 O                  12/01/31
0

9105997       Q72/Y11     F                  315,400.00         ZZ
                          360                305,470.31         1
                          6.7500             2045.68            80
                          6.5000             2045.68
STONE MOUNTAINGA 30047    1                  10/26/01           00
618728807                 05                 12/01/01           0.0000
618728807                 O                  11/01/31
0

9105999       Q72/Y11     F                  430,400.00         ZZ
                          360                417,305.01         1
                          6.5000             2720.42            80
                          6.2500             2720.42
SOUTH PASADENACA 91030    1                  11/08/01           00
618739263                 05                 01/01/02           0.0000
618739263                 O                  12/01/31
0

9106005       Q72/Y11     F                  346,500.00         ZZ
                          360                335,957.05         1
                          6.5000             2190.12            92
                          6.2500             2190.12
E LONGMEADOW  MA 01028    1                  11/08/01           04
618889298                 05                 01/01/02           30.0000
618889298                 O                  12/01/31
0

9106007       Q72/Y11     F                  368,000.00         ZZ
                          360                357,963.73         1
                          7.1250             2479.28            80
                          6.8750             2479.28
SMITHTOWN     NY 11787    1                  11/19/01           00
618895617                 05                 01/01/02           0.0000
618895617                 O                  12/01/31
0

9106009       Q72/Y11     F                  430,600.00         ZZ
                          360                406,255.72         1
                          7.3750             2974.05            71
                          7.1250             2974.05
BOCA RATON    FL 33498    1                  06/01/99           00
7471751                   05                 07/01/99           0.0000
7471751                   N                  06/01/29
0

9106011       Q72/Y11     F                  272,000.00         ZZ
                          360                253,819.59         1
                          6.5000             1719.23            80
                          6.2500             1719.23
PLEASANTVILLE NY 10570    1                  04/05/99           00
7471866                   05                 06/01/99           0.0000
7471866                   O                  05/01/29
0

9106013       Q72/Y11     F                  262,500.00         ZZ
                          360                248,397.82         1
                          7.6250             1857.96            75
                          7.3750             1857.96
MONROEVILLE   PA 15146    5                  04/28/99           00
7471971                   05                 07/01/99           0.0000
7471971                   O                  06/01/29
0

9106019       Q72/Y11     F                  305,600.00         ZZ
                          360                271,856.38         1
                          6.8750             2007.57            80
                          6.6250             2007.57
ORANGE        CA 92869    1                  04/27/99           00
7472561                   05                 06/01/99           0.0000
7472561                   O                  05/01/29
0

9106021       Q72/Y11     F                  483,750.00         ZZ
                          360                453,777.30         1
                          6.8750             3177.89            75
                          6.6250             3177.89
PLEASANTON    CA 94566    5                  05/08/99           00
7472633                   05                 07/01/99           0.0000
7472633                   O                  06/01/29
0

9106025       Q72/Y11     F                  400,000.00         ZZ
                          360                375,069.02         1
                          6.8750             2627.72            69
                          6.6250             2627.72
DESTIN        FL 32541    1                  04/30/99           00
7472749                   01                 06/01/99           0.0000
7472749                   N                  05/01/29
0

9106027       Q72/Y11     F                  282,000.00         ZZ
                          360                265,123.61         1
                          7.0000             1876.15            79
                          6.7500             1876.15
ASHEVILLE     NC 28803    2                  05/18/99           00
7472846                   05                 07/01/99           0.0000
7472846                   O                  06/01/29
0

9106029       Q72/Y11     F                  400,000.00         ZZ
                          360                375,594.07         1
                          7.0000             2661.21            63
                          6.7500             2661.21
PALM BEACH    FL 33480    2                  04/28/99           00
7472871                   05                 06/01/99           0.0000
7472871                   O                  05/01/29
0

9106031       Q72/Y11     F                  275,000.00         ZZ
                          360                259,233.87         1
                          7.2500             1875.98            69
                          7.0000             1875.98
SAVAGE        MN 55378    2                  05/20/99           00
7472951                   05                 07/01/99           0.0000
7472951                   O                  06/01/29
0

9106035       Q72/Y11     F                  252,000.00         ZZ
                          360                236,623.62         1
                          7.0000             1676.57            77
                          6.7500             1676.57
SANTA FE      NM 87501    1                  05/03/99           00
7473559                   05                 06/01/99           0.0000
7473559                   O                  05/01/29
0

9106037       Q72/Y11     F                  322,000.00         ZZ
                          360                287,840.50         1
                          7.1250             2169.37            74
                          6.8750             2169.37
CORTLANDT MANONY 10567    5                  05/05/99           00
7473656                   05                 07/01/99           0.0000
7473656                   O                  06/01/29
0

9106039       Q72/Y11     F                  260,000.00         ZZ
                          360                243,763.02         1
                          6.7500             1686.36            75
                          6.5000             1686.36
CORRALES      NM 87048    1                  05/27/99           00
7473770                   05                 07/01/99           0.0000
7473770                   O                  06/01/29
0

9106041       Q72/Y11     F                  280,000.00         ZZ
                          360                244,016.70         1
                          7.0000             1862.85            80
                          6.7500             1862.85
LITTLETON     CO 80126    1                  05/28/99           00
7473788                   05                 07/01/99           0.0000
7473788                   O                  06/01/29
0

9106043       Q72/Y11     F                  276,000.00         ZZ
                          360                259,482.85         1
                          7.0000             1836.23            74
                          6.7500             1836.23
CLIVE         IA 50325    1                  05/27/99           00
7474016                   05                 07/01/99           0.0000
7474016                   O                  06/01/29
0

9106045       Q72/Y11     F                  420,000.00         ZZ
                          360                392,958.53         1
                          7.1250             2829.62            56
                          6.8750             2829.62
HUNTINGTON BEACA 92649    2                  05/19/99           00
7474083                   05                 07/01/99           0.0000
7474083                   O                  06/01/29
0

9106047       Q72/Y11     F                  400,000.00         ZZ
                          360                375,069.03         1
                          7.0000             2661.21            79
                          6.7500             2661.21
PLACITAS      NM 87043    1                  04/30/99           00
7474342                   05                 06/01/99           0.0000
7474342                   O                  05/01/29
0

9106051       Q72/Y11     F                  300,700.00         ZZ
                          360                281,520.09         1
                          6.6250             1925.42            41
                          6.3750             1925.42
VANCOUVER     WA 98683    2                  05/03/99           00
7474792                   05                 07/01/99           0.0000
7474792                   O                  06/01/29
0

9106053       Q72/Y11     F                  300,000.00         ZZ
                          360                282,341.10         1
                          7.1250             2021.16            75
                          6.8750             2021.16
FLUSHING      NY 11358    5                  06/03/99           00
7474920                   05                 08/01/99           0.0000
7474920                   O                  07/01/29
0

9106059       Q72/Y11     F                  319,000.00         ZZ
                          360                299,908.78         1
                          7.0000             2122.31            84
                          6.7500             2122.31
POCATELLO     ID 83201    2                  05/07/99           00
7475161                   05                 07/01/99           0.0000
7475161                   O                  06/01/29
0

9106061       Q72/Y11     F                  259,200.00         ZZ
                          360                244,047.67         1
                          7.2500             1768.20            79
                          7.0000             1768.20
SANDUSKY      OH 44870    1                  04/23/99           00
7475187                   01                 06/01/99           0.0000
7475187                   O                  05/01/29
0

9106063       Q72/Y11     F                  262,500.00         ZZ
                          360                246,318.31         1
                          6.8750             1724.44            75
                          6.6250             1724.44
GULF SHORES   AL 36542    5                  05/13/99           00
7475365                   05                 07/01/99           0.0000
7475365                   O                  06/01/29
0

9106067       Q72/Y11     F                  367,200.00         ZZ
                          360                343,836.94         1
                          7.0000             2442.99            80
                          6.7500             2442.99
SAN ANTONIO   TX 78209    1                  05/27/99           00
7475845                   05                 07/01/99           0.0000
7475845                   O                  06/01/29
0

9106069       Q72/Y11     F                  300,000.00         ZZ
                          360                281,918.83         1
                          7.0000             1995.91            75
                          6.7500             1995.91
OAK PARK      CA 91377    5                  05/03/99           00
7475985                   05                 07/01/99           0.0000
7475985                   O                  06/01/29
0

9106071       Q72/Y11     F                  284,000.00         ZZ
                          360                210,409.63         1
                          7.0000             1889.46            78
                          6.7500             1889.46
NAPLES        FL 34109    1                  05/03/99           00
7476094                   05                 06/01/99           0.0000
7476094                   O                  05/01/29
0

9106073       Q72/Y11     F                  450,000.00         ZZ
                          360                421,953.11         1
                          6.8750             2956.18            75
                          6.6250             2956.18
RANCHO PALOS VCA 90275    1                  04/23/99           00
7476213                   05                 06/01/99           0.0000
7476213                   O                  05/01/29
0

9106075       Q72/Y11     F                  284,000.00         ZZ
                          360                268,407.16         1
                          7.5000             1985.77            80
                          7.2500             1985.77
GLOUCESTER    MA 01930    1                  05/28/99           00
7476493                   01                 07/01/99           0.0000
7476493                   O                  06/01/29
0

9106079       Q72/Y11     F                  296,000.00         ZZ
                          360                279,029.90         1
                          7.2500             2019.24            79
                          7.0000             2019.24
BIG PINE KEY  FL 33043    1                  05/14/99           00
7476876                   05                 07/01/99           0.0000
7476876                   O                  06/01/29
0

9106081       Q72/Y11     F                  460,000.00         ZZ
                          360                432,545.65         1
                          7.1250             3099.11            80
                          6.8750             3099.11
HERMOSA BEACH CA 90254    1                  05/03/99           00
7477457                   05                 07/01/99           0.0000
7477457                   O                  06/01/29
0

9106083       Q72/Y11     F                  500,000.00         ZZ
                          360                472,548.16         2
                          7.5000             3496.07            77
                          7.2500             3496.07
CHICAGO       IL 60613    1                  05/19/99           00
7477473                   05                 07/01/99           0.0000
7477473                   O                  06/01/29
0

9106085       Q72/Y11     F                  397,000.00         ZZ
                          360                373,240.35         1
                          7.0000             2641.26            80
                          6.7500             2641.26
SUGAR LAND    TX 77479    2                  05/17/99           00
7477571                   05                 07/01/99           0.0000
7477571                   O                  06/01/29
0

9106091       Q72/Y11     F                  252,000.00         ZZ
                          360                235,621.63         1
                          6.8750             1655.46            90
                          6.6250             1655.46
ANAHEIM       CA 92802    1                  05/17/99           14
7477635                   05                 07/01/99           25.0000
7477635                   O                  06/01/29
0

9106093       Q72/Y11     F                  301,600.00         ZZ
                          360                283,968.51         1
                          7.2500             2057.45            74
                          7.0000             2057.45
ROSLYN HEIGHTSNY 11577    1                  04/30/99           00
7477694                   05                 06/01/99           0.0000
7477694                   O                  05/01/29
0

9106095       Q72/Y11     F                  336,000.00         ZZ
                          360                316,736.63         1
                          7.2500             2292.11            77
                          7.0000             2292.11
YAKIMA        WA 98902    1                  05/26/99           00
7477953                   05                 07/01/99           0.0000
7477953                   O                  06/01/29
0

9106097       Q72/Y11     F                  341,600.00         ZZ
                          360                321,589.87         1
                          7.1250             2301.42            80
                          6.8750             2301.42
ATLANTA       GA 30379    1                  05/27/99           00
7477970                   05                 07/01/99           0.0000
7477970                   O                  06/01/29
0

9106099       Q72/Y11     F                  321,600.00         ZZ
                          360                302,507.36         1
                          7.1250             2166.68            78
                          6.8750             2166.68
HOUSTON       TX 77024    1                  05/24/99           00
7478046                   05                 07/01/99           0.0000
7478046                   O                  06/01/29
0

9106101       Q72/Y11     F                  291,600.00         ZZ
                          360                271,545.61         1
                          7.0000             1940.02            90
                          6.7500             1940.02
WESTHAMPTON   NY 11977    1                  05/25/99           14
7478275                   05                 07/01/99           25.0000
7478275                   N                  06/01/29
0

9106103       Q72/Y11     F                  270,000.00         ZZ
                          360                251,389.22         1
                          7.3750             1864.82            74
                          7.1250             1864.82
GRASS VALLEY  CA 95949    2                  05/14/99           00
7478356                   05                 07/01/99           0.0000
7478356                   O                  06/01/29
0

9106119       Q72/Y11     F                  400,000.00         ZZ
                          360                374,480.15         1
                          6.6250             2561.24            67
                          6.3750             2561.24
CARY          NC 27511    1                  05/27/99           00
7478640                   05                 07/01/99           0.0000
7478640                   O                  06/01/29
0

9106159       Q72/Y11     F                  310,500.00         ZZ
                          360                293,452.30         1
                          7.5000             2171.06            90
                          7.2500             2171.06
AUSTIN        TX 78703    1                  05/10/99           12
7479018                   05                 07/01/99           25.0000
7479018                   O                  06/01/29
0

9106163       Q72/Y11     F                  264,700.00         ZZ
                          360                250,787.29         1
                          7.7500             1896.34            76
                          7.5000             1896.34
OXNARD        CA 93033    2                  05/28/99           00
7479573                   05                 07/01/99           0.0000
7479573                   O                  06/01/29
0

9106165       Q72/Y11     F                  350,000.00         ZZ
                          360                339,963.76         1
                          7.3750             2417.36            58
                          7.1250             2417.36
WAUPACA       WI 54981    1                  08/15/01           00
7822146                   05                 10/01/01           0.0000
7822146                   O                  09/01/31
0

9106167       Q72/Y11     F                  371,500.00         ZZ
                          360                358,110.78         1
                          7.1250             2502.86            62
                          6.8750             2502.86
CHICAGO       IL 60610    2                  10/31/01           00
7824475                   01                 12/01/01           0.0000
7824475                   O                  11/01/31
0

9106169       Q72/Y11     F                  352,000.00         ZZ
                          360                341,645.98         1
                          6.8750             2312.39            80
                          6.6250             2312.39
BARRINGTON    IL 60010    2                  10/22/01           00
7828659                   05                 12/01/01           0.0000
7828659                   O                  11/01/31
0

9106171       Q72/Y11     F                  400,000.00         ZZ
                          180                349,400.01         1
                          7.0000             3595.31            50
                          6.7500             3595.31
BROOKLYN      NY 11229    5                  06/25/01           00
7832516                   05                 08/01/01           0.0000
7832516                   O                  07/01/16
0

9106173       Q72/Y11     F                  450,000.00         ZZ
                          360                437,575.75         1
                          7.5000             3146.47            70
                          7.2500             3146.47
SECAUCUS      NJ 07094    5                  09/17/01           00
7832869                   01                 11/01/01           0.0000
7832869                   N                  10/01/31
0

9106177       Q72/Y11     F                  309,000.00         ZZ
                          180                271,942.99         1
                          6.8750             2755.83            81
                          6.6250             2755.83
CHICAGO       IL 60649    2                  07/31/01           00
7857942                   05                 10/01/01           0.0000
7857942                   O                  09/01/16
0

9106179       Q72/Y11     F                  385,000.00         ZZ
                          360                258,404.35         1
                          7.1250             2593.82            80
                          6.8750             2593.82
LAGRANGE      WI 53121    1                  09/14/01           00
7881592                   05                 11/01/01           0.0000
7881592                   N                  10/01/31
0

9106181       Q72/Y11     F                  400,000.00         ZZ
                          180                352,855.96         1
                          6.6250             3511.98            67
                          6.3750             3511.98
CHICAGO       IL 60614    5                  11/02/01           00
7902352                   01                 01/01/02           0.0000
7902352                   O                  12/01/16
0

9106183       Q72/Y11     F                  310,000.00         ZZ
                          360                301,311.43         1
                          7.2500             2114.75            80
                          7.0000             2114.75
BEECHHURST    NY 11357    2                  09/28/01           00
618037776                 05                 12/01/01           0.0000
618037776                 O                  11/01/31
0

9106187       Q72/Y11     F                  345,500.00         ZZ
                          360                334,863.00         1
                          6.6250             2212.27            61
                          6.3750             2212.27
WINTER SPRINGSFL 32708    2                  10/24/01           00
618046287                 05                 12/01/01           0.0000
618046287                 O                  11/01/31
0

9106189       Q72/Y11     F                  473,750.00         ZZ
                          180                409,479.91         1
                          6.3750             4094.39            80
                          6.1250             4094.39
HOUSTON       TX 77082    1                  10/19/01           00
618046733                 05                 12/01/01           0.0000
618046733                 O                  11/01/16
0

9106191       Q72/Y11     F                  664,000.00         ZZ
                          360                642,384.48         1
                          7.2500             4529.65            70
                          7.0000             4529.65
BELL CANYON   CA 91307    1                  09/06/01           00
618048940                 05                 11/01/01           0.0000
618048940                 O                  10/01/31
0

9106193       Q72/Y11     F                  327,750.00         ZZ
                          360                317,547.81         1
                          6.6250             2098.62            95
                          6.3750             2098.62
POULSBO       WA 98370    1                  10/11/01           14
618055381                 05                 12/01/01           30.0000
618055381                 O                  11/01/31
0

9106195       Q72/Y11     F                  350,000.00         ZZ
                          180                310,557.35         1
                          6.7500             3097.19            67
                          6.5000             3097.19
CAMPBELL      CA 95008    5                  10/04/01           00
618060505                 05                 12/01/01           0.0000
618060505                 O                  11/01/16
0

9106197       Q72/Y11     F                  359,200.00         ZZ
                          360                348,390.26         1
                          6.7500             2329.76            80
                          6.5000             2329.76
DALLAS        TX 75230    1                  10/15/01           00
618066987                 05                 12/01/01           0.0000
618066987                 O                  11/01/31
0

9106199       Q72/Y11     F                  545,000.00         ZZ
                          180                482,448.85         1
                          6.5000             4747.54            45
                          6.2500             4747.54
MIDLOTHIAN    VA 23113    5                  10/29/01           00
618079049                 05                 12/01/01           0.0000
618079049                 O                  11/01/16
0

9106201       Q72/Y11     F                  306,000.00         ZZ
                          180                270,176.28         1
                          6.2500             2623.72            80
                          6.0000             2623.72
KATY          TX 77450    1                  10/15/01           00
618084683                 05                 12/01/01           0.0000
618084683                 O                  11/01/16
0

9106203       Q72/Y11     F                  337,050.00         ZZ
                          180                286,235.18         1
                          6.6250             2959.28            76
                          6.3750             2959.28
AVON          CO 81620    2                  10/17/01           00
618089030                 05                 12/01/01           0.0000
618089030                 N                  11/01/16
0

9106205       Q72/Y11     F                  353,500.00         ZZ
                          360                343,102.33         1
                          6.8750             2322.24            80
                          6.6250             2322.24
AMBLER        PA 19002    2                  10/25/01           00
618089381                 05                 12/01/01           0.0000
618089381                 O                  11/01/31
0

9106207       Q72/Y11     F                  367,500.00         ZZ
                          180                324,147.79         1
                          6.2500             3151.03            75
                          6.0000             3151.03
AURORA        OR 97002    2                  10/22/01           00
618094311                 05                 12/01/01           0.0000
618094311                 O                  11/01/16
0

9106209       Q72/Y11     F                  339,700.00         ZZ
                          360                329,001.27         1
                          6.5000             2147.14            80
                          6.2500             2147.14
PARKER        TX 75094    1                  10/31/01           00
618094491                 05                 12/01/01           0.0000
618094491                 O                  11/01/31
0

9106211       Q72/Y11     F                  350,000.00         ZZ
                          180                307,593.82         1
                          5.7500             2906.44            66
                          5.5000             2906.44
SAN BRUNO     CA 94066    5                  10/30/01           00
618096017                 05                 12/01/01           0.0000
618096017                 O                  11/01/16
0

9106219       Q72/Y11     F                  343,000.00         ZZ
                          360                333,448.57         1
                          7.2500             2339.86            78
                          7.0000             2339.86
NEWARK        CA 94560    2                  10/26/01           00
618113804                 05                 12/01/01           0.0000
618113804                 O                  11/01/31
0

9106221       Q72/Y11     F                  392,000.00         ZZ
                          360                377,310.54         1
                          6.7500             2542.50            66
                          6.5000             2542.50
HUNTINGTON BEACA 92648    2                  10/26/01           00
618132033                 05                 12/01/01           0.0000
618132033                 O                  11/01/31
0

9106225       Q72/Y11     F                  309,000.00         ZZ
                          360                300,117.60         1
                          7.0000             2055.78            20
                          6.7500             2055.78
BAINBRIDGE ISLWA 98110    2                  10/26/01           00
618132818                 05                 12/01/01           0.0000
618132818                 O                  11/01/31
0

9106227       Q72/Y11     F                  304,000.00         ZZ
                          180                269,358.52         1
                          6.1250             2585.90            80
                          5.8750             2585.90
TUSTIN        CA 92782    1                  11/01/01           00
618133409                 05                 01/01/02           0.0000
618133409                 O                  12/01/16
0

9106229       Q72/Y11     F                  416,600.00         ZZ
                          360                402,874.32         1
                          6.2500             2565.08            76
                          6.0000             2565.08
SAN DIEGO     CA 92130    2                  10/18/01           00
618134455                 05                 12/01/01           0.0000
618134455                 O                  11/01/31
0

9106233       Q72/Y11     F                  580,000.00         ZZ
                          180                512,509.96         1
                          6.5000             5052.42            56
                          6.2500             5052.42
WESTFIELD     NJ 07090    5                  10/22/01           00
617917995                 05                 12/01/01           0.0000
617917995                 O                  11/01/16
0

9106235       Q72/Y11     F                  355,000.00         ZZ
                          360                344,557.99         1
                          6.8750             2332.10            86
                          6.6250             2332.10
SOUTHPORT     NC 28461    2                  10/26/01           10
617918690                 05                 12/01/01           25.0000
617918690                 O                  11/01/31
0

9106237       Q72/Y11     F                  460,000.00         ZZ
                          360                445,837.63         1
                          6.6250             2945.43            80
                          6.3750             2945.43
PORTLAND      OR 97219    1                  10/15/01           00
617921434                 05                 12/01/01           0.0000
617921434                 O                  11/01/31
0

9106239       Q72/Y11     F                  350,000.00         ZZ
                          360                338,976.97         1
                          6.5000             2212.24            64
                          6.2500             2212.24
ESCONDIDO     CA 92029    1                  10/16/01           00
617925984                 05                 12/01/01           0.0000
617925984                 O                  11/01/31
0

9106241       Q72/Y11     F                  447,000.00         ZZ
                          180                389,217.16         1
                          6.5000             3893.85            80
                          6.2500             3893.85
ROCKWALL      TX 75032    2                  10/18/01           00
617926473                 05                 12/01/01           0.0000
617926473                 O                  11/01/16
0

9106243       Q72/Y11     F                  360,000.00         ZZ
                          360                348,862.16         1
                          7.0000             2395.09            70
                          6.7500             2395.09
CARBONDALE    CO 81623    2                  10/19/01           00
617926929                 05                 12/01/01           0.0000
617926929                 O                  11/01/31
0

9106245       Q72/Y11     F                  500,000.00         ZZ
                          360                477,192.00         1
                          7.0000             3326.51            63
                          6.7500             3326.51
NORTH MIAMI BEFL 33161    1                  10/31/01           00
617930106                 05                 12/01/01           0.0000
617930106                 O                  11/01/31
0

9106247       Q72/Y11     F                  421,750.00         ZZ
                          360                408,163.92         1
                          6.3750             2631.17            64
                          6.1250             2631.17
PLANO         TX 75093    2                  11/01/01           00
617932712                 05                 12/01/01           0.0000
617932712                 O                  11/01/31
0

9106249       Q72/Y11     F                  450,000.00         ZZ
                          180                397,406.62         1
                          6.2500             3858.40            75
                          6.0000             3858.40
DAVIE         FL 33330    5                  10/23/01           00
617951306                 05                 12/01/01           0.0000
617951306                 O                  11/01/16
0

9106251       Q72/Y11     F                  906,500.00         ZZ
                          360                879,836.37         1
                          6.8750             5955.06            70
                          6.6250             5955.06
LOS ANGELES   CA 90066    1                  10/11/01           00
617954924                 05                 12/01/01           0.0000
617954924                 O                  11/01/31
0

9106253       Q72/Y11     F                  346,000.00         ZZ
                          180                304,078.60         1
                          5.7500             2873.22            50
                          5.5000             2873.22
GROTON        MA 01450    5                  10/24/01           00
617966223                 05                 12/01/01           0.0000
617966223                 O                  11/01/16
0

9106257       Q72/Y11     F                  430,000.00         ZZ
                          360                413,935.00         1
                          7.0000             2860.80            75
                          6.7500             2860.80
SAN LUIS OBISPCA 93405    5                  10/03/01           00
617975996                 05                 12/01/01           0.0000
617975996                 O                  11/01/31
0

9106259       Q72/Y11     F                  351,200.00         ZZ
                          360                340,607.03         1
                          6.7500             2277.88            80
                          6.5000             2277.88
BELLAIRE      TX 77401    1                  10/18/01           00
617978169                 05                 12/01/01           0.0000
617978169                 O                  11/01/31
0

9106261       Q72/Y11     F                  412,500.00         ZZ
                          360                399,799.80         1
                          6.6250             2641.29            75
                          6.3750             2641.29
ISLE OF PALMS SC 29451    5                  10/25/01           00
617985954                 05                 12/01/01           0.0000
617985954                 O                  11/01/31
0

9106267       Q72/Y11     F                  507,000.00         ZZ
                          360                492,595.60         1
                          6.8750             3330.63            58
                          6.6250             3330.63
CHESTER       NJ 07930    2                  11/01/01           00
618013039                 05                 01/01/02           0.0000
618013039                 O                  12/01/31
0

9106271       Q72/Y11     F                  420,000.00         ZZ
                          360                407,645.84         1
                          6.8750             2759.11            80
                          6.6250             2759.11
WESTFORD      MA 01886    1                  10/29/01           00
618019832                 05                 12/01/01           0.0000
618019832                 O                  11/01/31
0

9106273       Q72/Y11     F                  605,000.00         ZZ
                          180                520,961.77         1
                          5.8750             5064.57            66
                          5.6250             5064.57
HOUSTON       TX 77098    1                  11/01/01           00
618028332                 05                 12/01/01           0.0000
618028332                 O                  11/01/16
0

9106275       Q72/Y11     F                  380,000.00         ZZ
                          360                368,822.68         1
                          6.8750             2496.33            66
                          6.6250             2496.33
SANTA FE      NM 87508    2                  10/23/01           00
618290171                 05                 12/01/01           0.0000
618290171                 O                  11/01/31
0

9106277       Q72/Y11     F                  320,000.00         ZZ
                          180                279,200.51         1
                          6.3750             2765.60            40
                          6.1250             2765.60
SOUTH SAN FRANCA 94080    2                  10/25/01           00
618304634                 05                 12/01/01           0.0000
618304634                 O                  11/01/16
0

9106279       Q72/Y11     F                  416,000.00         ZZ
                          360                402,150.92         1
                          6.0000             2494.13            60
                          5.7500             2494.13
MONTCLAIR     NJ 07043    1                  11/07/01           00
618318344                 05                 01/01/02           0.0000
618318344                 O                  12/01/31
0

9106281       Q72/Y11     F                  520,000.00         ZZ
                          360                504,350.95         1
                          6.7500             3372.71            80
                          6.5000             3372.71
ORLANDO       FL 32803    1                  10/12/01           00
618319345                 05                 12/01/01           0.0000
618319345                 O                  11/01/31
0

9106283       Q72/Y11     F                  382,000.00         ZZ
                          360                369,969.25         1
                          6.5000             2414.50            80
                          6.2500             2414.50
CYPRESS       CA 90630    1                  10/25/01           00
618340239                 05                 12/01/01           0.0000
618340239                 O                  11/01/31
0

9106285       Q72/Y11     F                  365,400.00         ZZ
                          360                354,652.10         1
                          6.8750             2400.42            90
                          6.6250             2400.42
WESTMINSTER   CO 80021    2                  10/30/01           14
618361280                 05                 12/01/01           25.0000
618361280                 O                  11/01/31
0

9106287       Q72/Y11     F                  368,000.00         ZZ
                          360                356,887.86         1
                          7.0000             2448.31            80
                          6.7500             2448.31
SAN ANTONIO   TX 78230    1                  10/24/01           00
618364454                 05                 12/01/01           0.0000
618364454                 O                  11/01/31
0

9106289       Q72/Y11     F                  404,800.00         ZZ
                          360                391,463.30         1
                          6.2500             2492.42            80
                          6.0000             2492.42
FAIRFAX STATIOVA 22039    1                  10/31/01           00
618366902                 05                 12/01/01           0.0000
618366902                 O                  11/01/31
0

9106291       Q72/Y11     F                  431,000.00         ZZ
                          180                381,081.83         1
                          6.3750             3724.92            71
                          6.1250             3724.92
SANDY SPRINGS GA 30328    2                  10/31/01           00
618367630                 05                 12/01/01           0.0000
618367630                 O                  11/01/16
0

9106293       Q72/Y11     F                  392,600.00         ZZ
                          180                346,715.18         1
                          6.2500             3366.24            41
                          6.0000             3366.24
POTOMAC       MD 20854    2                  11/01/01           00
618368937                 05                 12/01/01           0.0000
618368937                 O                  11/01/16
0

9106299       Q72/Y11     F                  304,500.00         ZZ
                          360                295,584.82         1
                          6.7500             1974.98            77
                          6.5000             1974.98
COLUMBUS      OH 43201    2                  11/02/01           00
618382640                 05                 01/01/02           0.0000
618382640                 O                  12/01/31
0

9106301       Q72/Y11     F                  410,200.00         ZZ
                          360                371,074.53         1
                          7.0000             2729.07            61
                          6.7500             2729.07
LAKEWOOD      CO 80228    2                  10/11/01           00
618384926                 05                 12/01/01           0.0000
618384926                 O                  11/01/31
0

9106305       Q72/Y11     F                  400,000.00         ZZ
                          360                387,962.34         1
                          6.7500             2594.39            80
                          6.5000             2594.39
CONROE        TX 77304    1                  10/19/01           00
618455012                 05                 12/01/01           0.0000
618455012                 O                  11/01/31
0

9106307       Q72/Y11     F                  284,000.00         ZZ
                          360                272,094.77         1
                          6.7500             1842.02            80
                          6.5000             1842.02
NEW HEMPSTEAD NY 10977    2                  10/17/01           00
618461338                 05                 12/01/01           0.0000
618461338                 O                  11/01/31
0

9106313       Q72/Y11     F                  416,000.00         ZZ
                          360                402,329.55         1
                          6.6250             2663.70            80
                          6.3750             2663.70
THE WOODLANDS TX 77381    1                  10/31/01           00
618507081                 05                 12/01/01           0.0000
618507081                 O                  11/01/31
0

9106315       Q72/Y11     F                  576,500.00         ZZ
                          360                559,516.31         1
                          6.8750             3787.19            79
                          6.6250             3787.19
SPRINGFIELD   MO 65809    2                  10/26/01           00
618515651                 05                 12/01/01           0.0000
618515651                 O                  11/01/31
0

9106319       Q72/Y11     F                  320,000.00         ZZ
                          360                310,369.92         1
                          6.8750             2102.17            80
                          6.6250             2102.17
ANNAPOLIS     MD 21403    1                  11/02/01           00
618289407                 01                 12/01/01           0.0000
618289407                 N                  11/01/31
0

9106321       Q72/Y11     F                  431,250.00         ZZ
                          360                419,412.70         1
                          7.2500             2941.89            75
                          7.0000             2941.89
LITTLETON     NC 27850    5                  10/25/01           00
618535109                 05                 12/01/01           0.0000
618535109                 O                  11/01/31
0

9106359       Q72/Y11     F                  432,000.00         ZZ
                          360                418,083.60         1
                          6.3750             2695.12            72
                          6.1250             2695.12
EASTON        CT 06612    5                  11/01/01           00
618143274                 05                 12/01/01           0.0000
618143274                 O                  11/01/31
0

9106361       Q72/Y11     F                  487,500.00         ZZ
                          360                471,936.62         1
                          6.7500             3161.92            75
                          6.5000             3161.92
TUSCALOOSA    AL 35406    5                  10/24/01           00
618144355                 05                 12/01/01           0.0000
618144355                 O                  11/01/31
0

9106363       Q72/Y11     F                  401,000.00         ZZ
                          360                388,346.25         2
                          6.3750             2501.72            69
                          6.1250             2501.72
SOMERVILLE    MA 02144    5                  11/02/01           00
618144399                 05                 01/01/02           0.0000
618144399                 O                  12/01/31
0

9106365       Q72/Y11     F                  590,000.00         ZZ
                          360                573,013.91         1
                          7.0000             3925.28            79
                          6.7500             3925.28
TUCSON        AZ 85718    2                  10/12/01           00
618148861                 05                 12/01/01           0.0000
618148861                 O                  11/01/31
0

9106367       Q72/Y11     F                  312,500.00         ZZ
                          360                303,308.25         1
                          6.8750             2052.90            84
                          6.6250             2052.90
MC KINNEY     TX 75070    2                  10/30/01           14
618152799                 05                 12/01/01           12.0000
618152799                 O                  11/01/31
0

9106369       Q72/Y11     F                  381,000.00         ZZ
                          360                366,561.01         1
                          6.7500             2471.16            70
                          6.5000             2471.16
LITTLETON     CO 80126    2                  10/26/01           00
618155974                 05                 12/01/01           0.0000
618155974                 O                  11/01/31
0

9106373       Q72/Y11     F                  449,900.00         ZZ
                          180                398,165.82         1
                          6.0000             3796.51            75
                          5.7500             3796.51
ATLANTA       GA 30339    5                  11/06/01           00
618157044                 05                 01/01/02           0.0000
618157044                 O                  12/01/16
0

9106375       Q72/Y11     F                  312,000.00         ZZ
                          360                302,268.52         1
                          6.6250             1997.78            80
                          6.3750             1997.78
LEWISVILLE    TX 75056    2                  10/26/01           00
618160492                 05                 12/01/01           0.0000
618160492                 O                  11/01/31
0

9106377       Q72/Y11     F                  427,500.00         ZZ
                          360                411,815.17         1
                          7.2500             2916.30            89
                          7.0000             2916.30
ORLANDO       FL 32819    2                  10/29/01           10
618168401                 05                 12/01/01           25.0000
618168401                 O                  11/01/31
0

9106379       Q72/Y11     F                  350,000.00         ZZ
                          360                340,282.34         1
                          7.0000             2328.56            60
                          6.7500             2328.56
LAGUNA NIGUEL CA 92677    5                  11/02/01           00
618192639                 05                 01/01/02           0.0000
618192639                 O                  12/01/31
0

9106381       Q72/Y11     F                  960,000.00         ZZ
                          180                841,909.77         1
                          6.3750             8296.80            70
                          6.1250             8296.80
SAN CARLOS    CA 94070    2                  10/30/01           00
618193253                 05                 12/01/01           0.0000
618193253                 O                  11/01/16
0

9106383       Q72/Y11     F                  350,000.00         ZZ
                          360                339,938.76         1
                          7.0000             2328.56            70
                          6.7500             2328.56
ALBUQUERQUE   NM 87107    5                  10/26/01           00
618195552                 05                 12/01/01           0.0000
618195552                 O                  11/01/31
0

9106385       Q72/Y11     F                  540,000.00         ZZ
                          360                523,197.86         1
                          6.6250             3457.68            77
                          6.3750             3457.68
LEBANON       NJ 08833    2                  10/29/01           00
618203609                 05                 12/01/01           0.0000
618203609                 O                  11/01/31
0

9106387       Q72/Y11     F                  344,000.00         ZZ
                          360                333,376.48         1
                          6.8750             2259.84            71
                          6.6250             2259.84
MAPLE GROVE   MN 55311    5                  10/23/01           00
618204984                 05                 12/01/01           0.0000
618204984                 O                  11/01/31
0

9106389       Q72/Y11     F                  386,000.00         ZZ
                          360                371,742.80         1
                          7.0000             2568.07            64
                          6.7500             2568.07
CLARKSTOWN    NY 10956    5                  10/25/01           00
618209581                 05                 12/01/01           0.0000
618209581                 O                  11/01/31
0

9106391       Q72/Y11     F                  355,000.00         ZZ
                          360                334,548.77         1
                          6.2500             2185.80            51
                          6.0000             2185.80
SALINAS       CA 93908    2                  10/26/01           00
618212018                 05                 12/01/01           0.0000
618212018                 O                  11/01/31
0

9106395       Q72/Y11     F                  505,000.00         ZZ
                          360                481,652.63         1
                          6.8750             3317.49            72
                          6.6250             3317.49
RICHMOND      VA 23233    5                  10/15/01           00
618236506                 05                 12/01/01           0.0000
618236506                 O                  11/01/31
0

9106397       Q72/Y11     F                  431,000.00         ZZ
                          180                381,081.83         1
                          6.3750             3724.92            38
                          6.1250             3724.92
LAFAYETTE     CA 94549    2                  10/19/01           00
618240001                 05                 12/01/01           0.0000
618240001                 O                  11/01/16
0

9106401       Q72/Y11     F                  500,000.00         ZZ
                          180                443,135.51         1
                          6.6250             4389.97            80
                          6.3750             4389.97
BALD HEAD ISLANC 28461    2                  10/26/01           00
618272738                 05                 12/01/01           0.0000
618272738                 N                  11/01/16
0

9106403       Q72/Y11     F                  328,000.00         ZZ
                          360                318,352.10         1
                          6.8750             2154.73            80
                          6.6250             2154.73
LAKE FOREST   CA 92630    2                  10/15/01           00
618134499                 05                 12/01/01           0.0000
618134499                 O                  11/01/31
0

Total Number of Loans     410

Total Original Balance    162,079,320.00

Total Principal Balance   147,208,932.28

Total Original P+I        1,166,648.07

Total Current P+I         1,166,648.07

                                         EXHIBIT F-2

                                    GROUP II LOAN SCHEDULE



Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9103717                                 0.2500
300156.76                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9103721                                 0.2500
407020.60                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103725                                 0.2500
416991.43                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9103729                                 0.2500
324141.94                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9103733                                 0.2500
458117.69                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9103737                                 0.2500
450563.09                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103745                                 0.2500
349517.50                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9103755                                 0.2500
442614.48                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9103763                                 0.2500
301214.87                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9103767                                 0.2500
339031.66                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103771                                 0.2500
325112.41                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103779                                 0.2500
289971.68                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103801                                 0.2500
357693.90                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9103805                                 0.2500
414331.87                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9103807                                 0.2500
722579.58                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103809                                 0.2500
327807.28                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9103815                                 0.2500
509548.64                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103817                                 0.2500
340056.19                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103819                                 0.2500
294851.26                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103823                                 0.2500
366500.23                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103825                                 0.2500
204159.70                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103829                                 0.2500
331064.70                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9103831                                 0.2500
365847.20                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103835                                 0.2500
472847.06                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103837                                 0.2500
311369.94                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103841                                 0.2500
371891.60                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103847                                 0.2500
301971.25                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103857                                 0.2500
553177.70                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9103859                                 0.2500
348574.11                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103863                                 0.2500
270778.58                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9103865                                 0.2500
648260.07                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103869                                 0.2500
339280.68                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9103871                                 0.2500
694890.39                               0.0400
5.8750                                  0.0000
5.6250                                  0.0000
5.5850
5.5850                                  0.0000

9103877                                 0.2500
345528.54                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103881                                 0.2500
529430.53                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9103885                                 0.2500
513347.66                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9103889                                 0.2500
419300.92                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103927                                 0.2500
295058.28                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103931                                 0.2500
310003.89                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9103935                                 0.2500
308722.32                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9103943                                 0.2500
446633.38                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103949                                 0.2500
296658.17                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9103955                                 0.2500
365191.37                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9103959                                 0.2500
310482.62                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9103965                                 0.2500
369325.39                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9103975                                 0.2500
265952.50                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9103979                                 0.2500
336381.18                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9103983                                 0.2500
326526.77                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9103989                                 0.2500
310138.68                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9103993                                 0.2500
313888.34                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104001                                 0.2500
368530.36                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9104081                                 0.2500
351515.89                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9104085                                 0.2500
306053.72                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9104089                                 0.2500
336427.39                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9104095                                 0.2500
365245.52                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9104103                                 0.2500
417034.19                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9104109                                 0.2500
667574.09                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104117                                 0.2500
350187.42                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104123                                 0.2500
327197.53                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104131                                 0.2500
389635.69                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9104739                                 0.2500
314372.82                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9104747                                 0.2500
417837.27                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104755                                 0.2500
425745.69                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9104761                                 0.2500
336933.54                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9104767                                 0.2500
362161.56                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9104841                                 0.2500
348549.63                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104849                                 0.2500
327232.57                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104853                                 0.2500
280598.14                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9104857                                 0.2500
338023.81                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9104871                                 0.2500
267022.43                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9104877                                 0.2500
506992.32                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9104883                                 0.2500
385612.40                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9104889                                 0.2500
304760.73                               0.0400
5.8750                                  0.0000
5.6250                                  0.0000
5.5850
5.5850                                  0.0000

9104895                                 0.2500
333016.64                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104909                                 0.2500
344431.94                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9104913                                 0.2500
380869.49                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9104917                                 0.2500
491895.26                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9104919                                 0.2500
334504.39                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9104923                                 0.2500
275555.63                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9104927                                 0.2500
486103.54                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9104933                                 0.2500
310110.71                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105083                                 0.2500
291529.98                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105089                                 0.2500
308759.88                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105093                                 0.2500
417790.38                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105101                                 0.2500
523732.57                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105105                                 0.2500
362830.96                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105119                                 0.2500
473036.65                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105165                                 0.2500
451830.83                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9105167                                 0.2500
326016.00                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105171                                 0.2500
356595.14                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105175                                 0.2500
529761.70                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105181                                 0.2500
301088.60                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105185                                 0.2500
295114.05                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105187                                 0.2500
247732.99                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105189                                 0.2500
236866.54                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105191                                 0.2500
297450.67                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105195                                 0.2500
186636.94                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105197                                 0.2500
211353.89                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105199                                 0.2500
227098.67                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105239                                 0.2500
355345.07                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105243                                 0.2500
171779.71                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105247                                 0.2500
307557.80                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105249                                 0.2500
47132.10                                0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105253                                 0.2500
433309.04                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105259                                 0.2500
210870.31                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105263                                 0.2500
315969.37                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9105265                                 0.2500
180350.54                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105267                                 0.2500
387830.83                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105271                                 0.2500
401843.06                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105277                                 0.2500
328402.57                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105289                                 0.2500
327917.10                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105291                                 0.2500
544901.96                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9105297                                 0.2500
426280.83                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105299                                 0.2500
491921.78                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105301                                 0.2500
345999.52                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105303                                 0.2500
286706.27                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105359                                 0.2500
420406.39                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105361                                 0.2500
672137.01                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105363                                 0.2500
397044.31                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105367                                 0.2500
482559.75                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105369                                 0.2500
394351.76                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105373                                 0.2500
360273.36                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105379                                 0.2500
306583.82                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105381                                 0.2500
387872.06                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105383                                 0.2500
409569.69                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105385                                 0.2500
466306.92                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105387                                 0.2500
596821.94                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105389                                 0.2500
337335.89                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105391                                 0.2500
862566.82                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105395                                 0.2500
492912.28                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105403                                 0.2500
395430.87                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105405                                 0.2500
313755.00                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9105409                                 0.2500
475207.45                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105413                                 0.2500
881006.59                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105415                                 0.2500
396771.43                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105417                                 0.2500
369210.15                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105439                                 0.2500
335648.51                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9105443                                 0.2500
343644.01                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105445                                 0.2500
314202.34                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105447                                 0.2500
392018.27                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105449                                 0.2500
378921.39                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105455                                 0.2500
388381.34                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105457                                 0.2500
539136.78                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105459                                 0.2500
462408.55                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105461                                 0.2500
383360.54                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105465                                 0.2500
256726.35                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105469                                 0.2500
295282.82                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105471                                 0.2500
314530.43                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105473                                 0.2500
346643.12                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105475                                 0.2500
359662.64                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105477                                 0.2500
326050.23                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105479                                 0.2500
407511.90                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105481                                 0.2500
431811.36                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105483                                 0.2500
419612.17                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105487                                 0.2500
501451.88                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105489                                 0.2500
289318.32                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105491                                 0.2500
879921.37                               0.0400
5.8750                                  0.0000
5.6250                                  0.0000
5.5850
5.5850                                  0.0000

9105495                                 0.2500
396754.71                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105497                                 0.2500
411024.95                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105499                                 0.2500
415847.40                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105501                                 0.2500
274035.67                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105503                                 0.2500
500035.38                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105507                                 0.2500
398287.99                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105509                                 0.2500
450278.59                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105511                                 0.2500
394552.10                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105513                                 0.2500
665317.20                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105515                                 0.2500
481230.19                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105517                                 0.2500
320579.76                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105521                                 0.2500
548303.08                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105523                                 0.2500
297998.19                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105527                                 0.2500
456101.15                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105531                                 0.2500
300568.85                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105535                                 0.2500
336431.78                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105537                                 0.2500
367877.81                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105541                                 0.2500
379171.56                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105547                                 0.2500
510691.12                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105551                                 0.2500
454267.15                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105553                                 0.2500
285153.68                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105555                                 0.2500
412121.05                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105557                                 0.2500
316948.33                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9105565                                 0.2500
273910.54                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105569                                 0.2500
272782.25                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105571                                 0.2500
306377.82                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9105573                                 0.2500
287313.68                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105577                                 0.2500
357258.15                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105579                                 0.2500
438683.09                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105581                                 0.2500
311000.38                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105583                                 0.2500
333072.39                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105587                                 0.2500
333532.72                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105589                                 0.2500
329703.89                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105591                                 0.2500
329018.87                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105593                                 0.2500
405152.74                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105601                                 0.2500
361115.26                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105605                                 0.2500
326281.93                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105609                                 0.2500
534011.57                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105611                                 0.2500
408670.65                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9105615                                 0.2500
324918.52                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105617                                 0.2500
376322.09                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105679                                 0.2500
308665.16                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105681                                 0.2500
238388.23                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105683                                 0.2500
338858.02                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105689                                 0.2500
260264.13                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105691                                 0.2500
144819.82                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105693                                 0.2500
196590.68                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105695                                 0.2500
367008.37                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105697                                 0.2500
191278.42                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105699                                 0.2500
313966.20                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105701                                 0.2500
271583.82                               0.0400
5.8750                                  0.0000
5.6250                                  0.0000
5.5850
5.5850                                  0.0000

9105703                                 0.2500
336323.37                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9105705                                 0.2500
113303.61                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105707                                 0.2500
192690.32                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9105711                                 0.2500
164646.72                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105713                                 0.2500
233803.05                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9105717                                 0.2500
188204.40                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105721                                 0.2500
296919.82                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9105725                                 0.2500
246173.27                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9105729                                 0.2500
326536.33                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105739                                 0.2500
90850.09                                0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9105743                                 0.2500
222631.71                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105747                                 0.2500
198228.69                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105751                                 0.2500
314880.99                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105755                                 0.2500
379496.85                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105799                                 0.2500
228969.19                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105805                                 0.2500
179479.90                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9105807                                 0.2500
194459.73                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105809                                 0.2500
236941.58                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105811                                 0.2500
211105.93                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105815                                 0.2500
131416.18                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105819                                 0.2500
342391.59                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105821                                 0.2500
489168.36                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105823                                 0.2500
307455.01                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105825                                 0.2500
314358.88                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105827                                 0.2500
143833.36                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105829                                 0.2500
256024.87                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105831                                 0.2500
238124.02                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105837                                 0.2500
233981.52                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105841                                 0.2500
464779.86                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105843                                 0.2500
246877.77                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105845                                 0.2500
406299.59                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105847                                 0.2500
242969.20                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105851                                 0.2500
216432.43                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105853                                 0.2500
296590.04                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105855                                 0.2500
418895.28                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105857                                 0.2500
422898.18                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105859                                 0.2500
304624.75                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105861                                 0.2500
394592.63                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105863                                 0.2500
300505.83                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105865                                 0.2500
278335.16                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105869                                 0.2500
548498.23                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105871                                 0.2500
325923.19                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105873                                 0.2500
313888.77                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105879                                 0.2500
491232.15                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105881                                 0.2500
657654.48                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105883                                 0.2500
306602.66                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105885                                 0.2500
254998.44                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105887                                 0.2500
16377.84                                0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9105919                                 0.2500
240187.01                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105925                                 0.2500
275994.36                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9105931                                 0.2500
317086.53                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105939                                 0.2500
304270.47                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9105941                                 0.2500
225413.00                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105943                                 0.2500
596670.26                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105945                                 0.2500
296622.97                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9105947                                 0.2500
237532.52                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105949                                 0.2500
236262.78                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105955                                 0.2500
282076.44                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105957                                 0.2500
275765.47                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105959                                 0.2500
282081.99                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105961                                 0.2500
345486.46                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105963                                 0.2500
258105.13                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105967                                 0.2500
368231.32                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105969                                 0.2500
323551.08                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9105971                                 0.2500
379226.29                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9105973                                 0.2500
541769.24                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105975                                 0.2500
340168.27                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105977                                 0.2500
350338.56                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9105979                                 0.2500
435147.04                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105983                                 0.2500
509520.57                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105985                                 0.2500
273365.05                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105987                                 0.2500
410107.54                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9105989                                 0.2500
295261.15                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105991                                 0.2500
459032.07                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9105993                                 0.2500
335764.59                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105995                                 0.2500
473967.41                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9105997                                 0.2500
305470.31                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9105999                                 0.2500
417305.01                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106005                                 0.2500
335957.05                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106007                                 0.2500
357963.73                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106009                                 0.2500
406255.72                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9106011                                 0.2500
253819.59                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106013                                 0.2500
248397.82                               0.0400
7.6250                                  0.0000
7.3750                                  0.0000
7.3350
7.3350                                  0.0000

9106019                                 0.2500
271856.38                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106021                                 0.2500
453777.30                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106025                                 0.2500
375069.02                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106027                                 0.2500
265123.61                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106029                                 0.2500
375594.07                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106031                                 0.2500
259233.87                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106035                                 0.2500
236623.62                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106037                                 0.2500
287840.50                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106039                                 0.2500
243763.02                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106041                                 0.2500
244016.70                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106043                                 0.2500
259482.85                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106045                                 0.2500
392958.53                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106047                                 0.2500
375069.03                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106051                                 0.2500
281520.09                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106053                                 0.2500
282341.10                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106059                                 0.2500
299908.78                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106061                                 0.2500
244047.67                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106063                                 0.2500
246318.31                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106067                                 0.2500
343836.94                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106069                                 0.2500
281918.83                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106071                                 0.2500
210409.63                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106073                                 0.2500
421953.11                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106075                                 0.2500
268407.16                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9106079                                 0.2500
279029.90                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106081                                 0.2500
432545.65                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106083                                 0.2500
472548.16                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9106085                                 0.2500
373240.35                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106091                                 0.2500
235621.63                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106093                                 0.2500
283968.51                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106095                                 0.2500
316736.63                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106097                                 0.2500
321589.87                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106099                                 0.2500
302507.36                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106101                                 0.2500
271545.61                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106103                                 0.2500
251389.22                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9106119                                 0.2500
374480.15                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106159                                 0.2500
293452.30                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9106163                                 0.2500
250787.29                               0.0400
7.7500                                  0.0000
7.5000                                  0.0000
7.4600
7.4600                                  0.0000

9106165                                 0.2500
339963.76                               0.0400
7.3750                                  0.0000
7.1250                                  0.0000
7.0850
7.0850                                  0.0000

9106167                                 0.2500
358110.78                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106169                                 0.2500
341645.98                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106171                                 0.2500
349400.01                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106173                                 0.2500
437575.75                               0.0400
7.5000                                  0.0000
7.2500                                  0.0000
7.2100
7.2100                                  0.0000

9106177                                 0.2500
271942.99                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106179                                 0.2500
258404.35                               0.0400
7.1250                                  0.0000
6.8750                                  0.0000
6.8350
6.8350                                  0.0000

9106181                                 0.2500
352855.96                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106183                                 0.2500
301311.43                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106187                                 0.2500
334863.00                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106189                                 0.2500
409479.91                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106191                                 0.2500
642384.48                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106193                                 0.2500
317547.81                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106195                                 0.2500
310557.35                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106197                                 0.2500
348390.26                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106199                                 0.2500
482448.85                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106201                                 0.2500
270176.28                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106203                                 0.2500
286235.18                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106205                                 0.2500
343102.33                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106207                                 0.2500
324147.79                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106209                                 0.2500
329001.27                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106211                                 0.2500
307593.82                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9106219                                 0.2500
333448.57                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106221                                 0.2500
377310.54                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106225                                 0.2500
300117.60                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106227                                 0.2500
269358.52                               0.0400
6.1250                                  0.0000
5.8750                                  0.0000
5.8350
5.8350                                  0.0000

9106229                                 0.2500
402874.32                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106233                                 0.2500
512509.96                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106235                                 0.2500
344557.99                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106237                                 0.2500
445837.63                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106239                                 0.2500
338976.97                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106241                                 0.2500
389217.16                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106243                                 0.2500
348862.16                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106245                                 0.2500
477192.00                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106247                                 0.2500
408163.92                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106249                                 0.2500
397406.62                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106251                                 0.2500
879836.37                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106253                                 0.2500
304078.60                               0.0400
5.7500                                  0.0000
5.5000                                  0.0000
5.4600
5.4600                                  0.0000

9106257                                 0.2500
413935.00                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106259                                 0.2500
340607.03                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106261                                 0.2500
399799.80                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106267                                 0.2500
492595.60                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106271                                 0.2500
407645.84                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106273                                 0.2500
520961.77                               0.0400
5.8750                                  0.0000
5.6250                                  0.0000
5.5850
5.5850                                  0.0000

9106275                                 0.2500
368822.68                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106277                                 0.2500
279200.51                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106279                                 0.2500
402150.92                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9106281                                 0.2500
504350.95                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106283                                 0.2500
369969.25                               0.0400
6.5000                                  0.0000
6.2500                                  0.0000
6.2100
6.2100                                  0.0000

9106285                                 0.2500
354652.10                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106287                                 0.2500
356887.86                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106289                                 0.2500
391463.30                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106291                                 0.2500
381081.83                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106293                                 0.2500
346715.18                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106299                                 0.2500
295584.82                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106301                                 0.2500
371074.53                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106305                                 0.2500
387962.34                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106307                                 0.2500
272094.77                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106313                                 0.2500
402329.55                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106315                                 0.2500
559516.31                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106319                                 0.2500
310369.92                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106321                                 0.2500
419412.70                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106359                                 0.2500
418083.60                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106361                                 0.2500
471936.62                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106363                                 0.2500
388346.25                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106365                                 0.2500
573013.91                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106367                                 0.2500
303308.25                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106369                                 0.2500
366561.01                               0.0400
6.7500                                  0.0000
6.5000                                  0.0000
6.4600
6.4600                                  0.0000

9106373                                 0.2500
398165.82                               0.0400
6.0000                                  0.0000
5.7500                                  0.0000
5.7100
5.7100                                  0.0000

9106375                                 0.2500
302268.52                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106377                                 0.2500
411815.17                               0.0400
7.2500                                  0.0000
7.0000                                  0.0000
6.9600
6.9600                                  0.0000

9106379                                 0.2500
340282.34                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106381                                 0.2500
841909.77                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106383                                 0.2500
339938.76                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106385                                 0.2500
523197.86                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106387                                 0.2500
333376.48                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106389                                 0.2500
371742.80                               0.0400
7.0000                                  0.0000
6.7500                                  0.0000
6.7100
6.7100                                  0.0000

9106391                                 0.2500
334548.77                               0.0400
6.2500                                  0.0000
6.0000                                  0.0000
5.9600
5.9600                                  0.0000

9106395                                 0.2500
481652.63                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

9106397                                 0.2500
381081.83                               0.0400
6.3750                                  0.0000
6.1250                                  0.0000
6.0850
6.0850                                  0.0000

9106401                                 0.2500
443135.51                               0.0400
6.6250                                  0.0000
6.3750                                  0.0000
6.3350
6.3350                                  0.0000

9106403                                 0.2500
318352.10                               0.0400
6.8750                                  0.0000
6.6250                                  0.0000
6.5850
6.5850                                  0.0000

Total Number of Loans:                  410

Total Original Balance:                 162,079,320.00

Total Principal Balance:                147,208,932.28

Total Original P+I:                     1,166,648.07

Total Current P+I:                      1,166,648.07

                                          EXHIBIT G

                                 FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

  Enclosed Documents:          [ ] Promissory Note
                               [ ] Primary Insurance Policy
                               [ ] Mortgage or Deed of Trust
                               [ ] Assignment(s) of Mortgage or Deed of Trust
                               [ ] Title Insurance Policy
                               [ ] Other:
                                           -------------------------------

Name

Title

Date

                                         EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                 [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Loan Backed Certificates, Series _______, Class R[-__] (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.


                                            H-1-1

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment Depositor, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation


                                            H-1-2

Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.




                                            H-1-3

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                   [NAME OF OWNER]

                                                   By:
                                                      --------------------------
                                                   [Name of Officer]
                                                   [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.


                            NOTARY PUBLIC

                            COUNTY OF
                                      ---------------------------------

                            STATE OF
                                     ----------------------------------

                            My Commission expires the ____ day of
                            _____, 20__ .


                                            H-1-4

EXHIBIT 1


DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise,


                                            H-1-5
the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by October 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue


                                            H-1-6

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements


                                            H-1-7
for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.


                                            H-1-8

   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]


                                            H-1-9

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:



                                            H-1-10

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *



                                            H-1-11

                                         EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE


                                                   __________________, 200__


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Residential Funding Corporation Series 2004-SP2

               Re:    Mortgage Loan Backed Certificates,
                      Series 2004-SP2, Class R-[   ]

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Loan Backed Certificates, Series 2004-SP2, Class R-[__] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2004 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser


                                            H-2-1
has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4.  The  Seller  has  no  actual   knowledge  that  the  proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                                   Very truly yours,




                                                   (Seller)


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------



                                            H-2-2

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER

                                  ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SP2

               Re:    Mortgage Loan Backed Certificates,
                      Series 2004-SP2, Class [B-__]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Loan Backed Certificates, Series 2004-SP2, Class [B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. [Class B-1 only] The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

               6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a), (b), (c) or (d) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is an "insurance company general account"(within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60; the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; or

                      [For Class B-1  Certificates  only:  (c) The Purchaser has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765 (November
               13, 2000), and PTE 2002-41,  67 Fed. Reg. 54487 (August 22, 2002)
               (the "RFC Exemption"), and the Purchaser understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's[; or]

                      [(d)] has  provided  the Trustee,  the  Depositor  and the
               Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                      In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either [(a), (b), (c) or (d)] above.

                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER




                                           , 20
                                  ---------    --


Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SP2

               Re:    Mortgage Loan Backed Certificates,
                      Series 2004-SP2, Class [B-__]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Loan Backed Certificates, Series 2004- SP2, Class [R-__][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                  Very truly yours,


                                  (Seller)



                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                          EXHIBIT K

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY


                                   ARTICLE XII

                    Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount

Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                          EXHIBIT L

                                   FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                        Mortgage Loan Backed Certificates
                                 Series 2004-SP2


                                          _____________, 200__


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SP2

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of July 1, 2004, (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and JPMorgan Chase Bank (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Loan Backed Certificates, Series 2004-SP2 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                                 CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                   -----------------------------


Acknowledged by:

JPMORGAN CHASE BANK
  as Trustee


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


RESIDENTIAL FUNDING CORPORATION


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SP2

               Re: Mortgage Loan Backed Certificates, Series 2004-SP2 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

          (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

         (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

         (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                Very truly yours,



                                    (Lender)

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ------------------------------

                                          EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


                    Description of Rule 144A Securities, including numbers:
                        ===============================================
                        ===============================================


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of July 1, 2004, among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and JPMorgan Chase Bank, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in PTCE 95-60 have been satisfied; or

                      [Class B-1 Certificates only: c. The Purchaser has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
        1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997),  PTE
        2000-58,  65 Fed. Reg. 67765  (November 13, 2000),  and PTE 2002-41,  67
        Fed.  Reg.  54487  (August  22,  2002)  (the "RFC  Exemption"),  and the
        Purchaser understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's[; or]

                      [d.] has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                  Print Name of Buyer

By:                                          By:
   -----------------------------                -----------------------------
    Name:                                    Name:
    Title:                                   Title:

Taxpayer Identification:                     Taxpayer Identification:

No. No.

Date:                                        Date:
     ---------------------------                  ---------------------------

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

           2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

    ___    Broker-Dealer.  The  Buyer is a dealer  registered  pursuant  to
           Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

    ___    Investment   Adviser.   The  Buyer  is  an  investment   adviser
           registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

    ___    Business   Development   Company.   The  Buyer  is  a   business
           development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund  whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

           3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

           4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

           5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No               Securities only for the Buyer's own account?

           6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

           7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                    Print Name of Buyer

                                    By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                    Date:
                                         --------------------------------------

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                            Print Name of Buyer


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

                                 IF AN ADVISER:


                                            Print Name of Buyer


                                            Date:
                                                 -----------------------------

                                          EXHIBIT O

                                          [Reserved]

                                          EXHIBIT P

                                SCHEDULE OF DISCOUNT FRACTIONS

                                          EXHIBIT Q

                                 FORM OF REQUEST FOR EXCHANGE


                                                          [Date]


JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004


               Re: Residential Funding Mortgage Securities I, Inc. Mortgage Loan Backed Certificates, Series 2004-SP2

        Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of A-II-IO Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

        1. A-II-IO Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-II-IO Certificates will be $___________ and _____%, respectively.

        [2.    Repeat as appropriate.]

        The  Subclasses  requested  above will represent in the aggregate all of
the   Uncertificated   REMIC  Regular  Interests   represented  by  the  A-II-IO
Certificates surrendered for exchange.

        The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of _______, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and JPMorgan Chase Bank, as trustee.

                                                   RESIDENTIAL FUNDING
                                                   CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT R-1

                                FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and JPMorgan Chase Bank (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer


                                            R-1-1

                                   EXHIBIT R-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of JPMorgan Chase Bank (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___


                                                          Name:_____________
                                                          Title:









                                            R-2-1

                                          EXHIBIT S

               INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING
                   AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan